Class A Shares

                                                                          Aetna
[Aetna logo]                                                       Mutual Funds
February 2, 1998                                                     Prospectus
--------------------------------------------------------------------------------
Aetna Series Fund, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (Series) with different investment objectives, policies and restrictions. Currently, each Series is authorized to offer two classes of shares, Class A shares (formerly Adviser Class shares) and Class I shares (formerly Select Class shares).

This Prospectus sets forth concisely the information about the Fund and its Series that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. Additional information about the Fund and its Series, including a Statement of Additional Information (Statement) dated February 2, 1998, has been filed with the Securities and Exchange Commission (Commission). The Statement is incorporated by reference into this Prospectus and is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).

This Prospectus is for investors purchasing or considering purchase of Class A shares. A separate Prospectus is available for investors eligible to purchase Class I shares. Sales charges and expenses vary, and thus performance will vary, with respect to each class.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investment Objectives
--------------------------------------------------------------------------------
Aetna Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Series are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna High Yield Fund seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation (S&P) or lower than Baa3 by Moody's Investors Services, Inc. (Moody's).

Aetna Balanced Fund (formerly The Aetna Fund) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Aetna Real Estate Securities Fund seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Aetna Value Opportunity Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Aetna Value Opportunity Fund will use a value-oriented approach to stock selection.

Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Aetna Mid Cap Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Aetna Small Company Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Aetna International Fund (formerly Aetna International Growth Fund) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

Aetna Index Plus Large Cap Fund (formerly Aetna Index Plus Fund) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index (S&P 500), a stock market index comprised of 500 common stocks selected by S&P.

Aetna Index Plus Mid Cap Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P MidCap 400 Index (S&P
400), a stock market index comprised of 400 common stocks selected by S&P, while maintaining a market level of risk.

Aetna Index Plus Small Cap Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P SmallCap 600 Index (S&P 600), a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Aetna Index Plus Bond Fund seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index
(LBAB), an unmanaged index comprised of approximately 6,000 securities.

Aetna Ascent Fund seeks to provide capital appreciation.

Aetna Crossroads Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Aetna Legacy Fund seeks to provide total return consistent with preservation of capital.

2 Aetna Mutual Funds Prospectus

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Table of Contents
--------------------------------------------------------------------------------

Highlights ......................................     4
Fee Tables ......................................     6
Financial Highlights ............................     8
Description of the Fund .........................    14
Risk Factors and Other Considerations ...........    20
Concentration ...................................    23
Performance .....................................    23
Net Asset Value .................................    24
How to Open an Account ..........................    24
How to Purchase Shares ..........................    25
Fees and Charges ................................    29
How to Redeem Shares ............................    29
Shareholder Services and Other Features .........    31
Cross Investing .................................    32
Management ......................................    32
Portfolio Management ............................    34
Distributions ...................................    35
Taxes ...........................................    36
General Information .............................    37

                                                 Aetna Mutual Funds Prospectus 3

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

What is a Mutual Fund and What are its Advantages? A mutual fund pools the money of a number of investors and invests in a portfolio of securities on their behalf. Mutual funds allow you to spread risk through diversification and to benefit from professional management.


What Series are Offered? This Prospectus offers the following Series, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (1940 Act). See "Description of the Fund."

[square bullet] Aetna Money Market Fund (Money Market)

[square bullet] Aetna Government Fund

[square bullet] Aetna Bond Fund (Bond Fund)

[square bullet] Aetna High Yield Fund (High Yield)

[square bullet] Aetna Balanced Fund (Balanced, formerly The Aetna Fund)

[square bullet] Aetna Growth and Income Fund (Growth and Income)

[square bullet] Aetna Real Estate Securities Fund (Real Estate)

[square bullet] Aetna Value Opportunity Fund (Value Opportunity)

[square bullet] Aetna Growth Fund (Growth)

[square bullet] Aetna Mid Cap Fund (Mid Cap)

[square bullet] Aetna Small Company Fund (Small Company)

[square bullet] Aetna International Fund (International, formerly Aetna
                International Growth)

[square bullet] Aetna Index Plus Large Cap Fund (Index Plus Large Cap, formerly
                Aetna Index Plus Fund)

[square bullet] Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)

[square bullet] Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

[square bullet] Aetna Index Plus Bond Fund (Index Plus Bond)

[square bullet] Aetna Ascent Fund (Ascent Fund)

[square bullet] Aetna Crossroads Fund (Crossroads Fund)

[square bullet] Aetna Legacy Fund (Legacy Fund)


What are the Risks? The different types of securities purchased and investment techniques used by each Series involve varying amounts of risk. For more information, see "Risk Factors and Other Considerations."


What is the Difference Between Class A and Class I Shares? The shares of each Series are divided into two classes: 1) Class I shares are shares that are offered to certain corporate retirement plans and certain wrap fee programs; salaried and retired employees of Aetna Life Insurance and Annuity Company and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees and members of their immediate families); certain insurance companies (including separate accounts); registered investment companies; all shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account; banks and independent trust companies investing on behalf of their clients for which they charge trust and investment management fees; certain Individual Retirement Account rollovers; members of the Board of Directors of the Fund (Board); and members of such other groups as may be approved by the Fund's Board from time to time; and 2) Class A shares are shares that are offered to accounts not eligible to buy Class I shares.

     Class A and Class I shares differ as to sales charges and certain fund expenses. Different fees and expenses will affect performance. Class A shares (except for Money Market) are subject to a front-end sales charge except for certain purchases in excess of $1 million, which are subject to a contingent deferred sales charge (CDSC). See "Fees and Charges." Class A shares (except for Money Market) also are subject to a distribution (12b-1) fee, which is calculated at an annual rate of 0.25% of average daily net assets. Class I shares are no-load, which means you do not pay any sales charges, distribution or service fees. Additional classes and Series may be offered in the future.

How Can I Purchase Shares? You may purchase shares by contacting your investment professional or completing an application and sending it as described under "How to Purchase Shares." Your initial purchase must be for a minimum of $1,000 for each Series, or with a minimum of $500 for an Individual Retirement Account (IRA). Participants in employer-sponsored retirement plans should refer to their plan materials. We also offer a systematic investment program that enables you to purchase shares on a regular basis. See "Shareholder Services and Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day that the New York Stock Exchange (NYSE) is open for business. See "How to Redeem Shares" for further information.


4 Aetna Mutual Funds Prospectus

Who is Managing the Assets? Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser for each of the Series. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect wholly-owned subsidiary of Aetna Inc. See "Management" for further information.

What if I have Additional Questions? Shareholders enjoy a high level of customer service. Please call 1-800-367-7732 if you have questions about your account or would like to initiate a transaction. Please call 1-800-238-6263 if you would like to receive an additional prospectus, application or information about the Fund.


                                                 Aetna Mutual Funds Prospectus 5

--------------------------------------------------------------------------------
Fee Tables
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The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as a shareholder. For a complete description of these charges and expenses, see "Fees and Charges."
--------------------------------------------------------------------------------
                                    Class A

                       Shareholder Transaction Expenses

                               Maximum         Deferred Sales Charge
                           Sales Charge on           (CDSC) on
                           Purchases (as a       Redemptions (as a       Sales Charge
                            percentage of       percentage of gross       on Dividend
                           purchase price)     redemption proceeds)(1)   Reinvestment     Exchange Fee
                          -----------------   -----------------------   --------------   -------------
Money Market                     None                  None                 None             None
Aetna Government Fund            4.75%                 None                 None             None
Bond Fund                        4.75%                 None                 None             None
High Yield                       4.75%                 None                 None             None
Balanced                         5.75%                 None                 None             None
Growth and Income                5.75%                 None                 None             None
Real Estate                      5.75%                 None                 None             None
Value Opportunity                5.75%                 None                 None             None
Growth                           5.75%                 None                 None             None
Mid Cap                          5.75%                 None                 None             None
Small Company                    5.75%                 None                 None             None
International                    5.75%                 None                 None             None
Index Plus Large Cap             3.00%                 None                 None             None
Index Plus Mid Cap               3.00%                 None                 None             None
Index Plus Small Cap             3.00%                 None                 None             None
Index Plus Bond                  3.00%                 None                 None             None
Ascent Fund                      5.75%                 None                 None             None
Crossroads Fund                  5.75%                 None                 None             None
Legacy Fund                      5.75%                 None                 None             None

(1)Previously, all Adviser Class shares (now redesignated as Class A shares) were subject to a CDSC. Currently, a CDSC of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge. Direct purchases into Money Market will not be subject to a CDSC. See "How to Purchase Shares."

--------------------------------------------------------------------------------
                                    Class A

                           Annual Operating Expenses1
                 (as a percentage of average daily net assets)

                                                                                                             Total
                                                                                         Other             Operating
                               Management         Administrative                       Expenses         Expenses (after
                                   Fee              Fee (after                      (after expense     fee waiver/expense
                           (after fee waiver)      fee waiver)(1)    12b-1 Fee(1)   reimbursement)      reimbursement)(1)
                          --------------------   ----------------   ------------   ----------------   -------------------
Money Market                       0.24%                0.10%            0.00%            0.16%               0.50%
Aetna Government Fund              0.00%                0.00%            0.25%            0.70%               0.95%
Bond Fund                          0.26%                0.10%            0.25%            0.39%               1.00%
High Yield(2)                      0.45%                0.10%            0.25%            0.40%               1.20%
Balanced                           0.80%                0.10%            0.25%            0.19%               1.34%
Growth and Income                  0.63%                0.10%            0.25%            0.12%               1.10%
Real Estate(2)                     0.80%                0.10%            0.25%            0.40%               1.55%
Value Opportunity(2)               0.60%                0.10%            0.25%            0.40%               1.35%
Growth                             0.70%                0.10%            0.25%            0.22%               1.27%
Mid Cap(2)                         0.65%                0.10%            0.25%            0.40%               1.40%
Small Company                      0.67%                0.10%            0.25%            0.48%               1.50%
International                      0.63%                0.10%            0.25%            0.62%               1.60%
Index Plus Large Cap               0.00%                0.00%            0.25%            0.70%               0.95%
Index Plus Mid Cap(2)              0.25%                0.10%            0.25%            0.40%               1.00%
Index Plus Small Cap(2)            0.25%                0.10%            0.25%            0.40%               1.00%
Index Plus Bond(2)                 0.10%                0.10%            0.25%            0.40%               0.85%
Ascent Fund                        0.55%                0.10%            0.25%            0.55%               1.45%
Crossroads Fund                    0.49%                0.10%            0.25%            0.61%               1.45%
Legacy Fund                        0.40%                0.10%            0.25%            0.70%               1.45%

(1)From time to time, Aeltus may agree to waive all or a portion of its Management Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

The expenses shown above are based on the year ended October 31, 1997 and have been restated to reflect changes in certain contractual arrangements. Previously, Class A shares (formerly Adviser Class shares) were assessed an Administrative Fee of 0.25%, a 12b-1 Fee of 0.50% (0.00% for Money Market), and a Shareholder Services Fee of 0.25% included in Other Expenses (0.10% for Money Market). As of January 1, 1998, the Shareholder Service Fee was eliminated. Additionally, the expenses shown above reflect the most current fee waiver/expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for all Series except Balanced, Growth and Income, Real Estate and Growth. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Annual Operating Expenses would have been as follows:


6 Aetna Mutual Funds Prospectus

                           Management    Administrative                                      Total Operating
                              Fee              Fee          12b-1 Fee     Other Expenses         Expenses
                          -----------   ----------------   -----------   ----------------   -----------------
Money Market                  0.40%            0.10%           0.00%            0.26%              0.76%
Aetna Government Fund         0.50%            0.10%           0.25%            0.95%              1.80%
Bond Fund                     0.50%            0.10%           0.25%            0.39%              1.24%
High Yield                    0.65%            0.10%           0.25%            0.40%              1.40%
Value Opportunity             0.70%            0.10%           0.25%            0.40%              1.45%
Mid Cap                       0.75%            0.10%           0.25%            0.40%              1.50%
Small Company                 0.85%            0.10%           0.25%            0.48%              1.68%
International                 0.85%            0.10%           0.25%            0.62%              1.82%
Index Plus Large Cap          0.45%            0.10%           0.25%            1.53%              2.33%
Index Plus Mid Cap            0.45%            0.10%           0.25%            0.40%              1.20%
Index Plus Small Cap          0.45%            0.10%           0.25%            0.40%              1.20%
Index Plus Bond               0.35%            0.10%           0.25%            0.40%              1.10%
Ascent Fund                   0.80%            0.10%           0.25%            0.55%              1.70%
Crossroads Fund               0.80%            0.10%           0.25%            0.61%              1.76%
Legacy Fund                   0.80%            0.10%           0.25%            0.70%              1.85%

(2)High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond commenced operations on February 2, 1998. Amounts reflected in "Other Expenses" and "Total Fund Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may be greater or less than estimated.
--------------------------------------------------------------------------------
Class A

                                    Example

Using the annual operating expenses percentages above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                           1 Year     3 Years     5 Years     10 Years
                          --------   ---------   ---------   ---------
Money Market                 $ 5        $ 16        $ 28        $ 63
Aetna Government Fund         57          76          98         159
Bond Fund                     57          78         100         164
High Yield                    59          84         110         186
Balanced                      70          98         127         209
Growth and Income             68          90         115         184
Real Estate                   72         104         137         231
Value Opportunity             70          98         127         211
Growth                        70          95         123         202
Mid Cap                       71          99         130         216
Small Company                 72         102         135         226
International                 73         105         140         237
Index Plus Large Cap          39          59          81         143
Index Plus Mid Cap            40          61          84         149
Index Plus Small Cap          40          61          84         149
Index Plus Bond               38          56          76         132
Ascent Fund                   71         101         132         221
Crossroads Fund               71         101         132         221
Legacy Fund                   71         101         132         221

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

The combination of front-end sales charges and 12b-1 fees could cause long-term Class A shareholders (except for Money Market shareholders) to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD). Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional or 1-800-238-6263.


                                                 Aetna Mutual Funds Prospectus 7

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
(for one outstanding share throughout each period)

The selected data presented below for, and as of the end of, each of the periods listed are obtained from the financial statements of Aetna Series Fund, Inc., which have been audited by KPMG Peat Marwick LLP, independent auditors. Additional information about the performance of each Series included in the tables is contained in the Fund's Annual Reports dated October 31, 1997. The Reports are incorporated herein by reference and are available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263. Financial statement information is not available for High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond, which commenced operations on February 2, 1998.

--------------------------------------------------------------------------------
                                 Class A Shares (formerly Adviser Class Shares)


                                                                                    Money Market
                                                           ---------------------------------------------------------------
                                                                                                             Period from
                                                                                                            April 15, 1994
                                                              Year ended      Year ended      Year ended          to
                                                            Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994
                                                           --------------- --------------- --------------- ---------------
Net asset value per share, beginning of period                $  1.00         $  1.00          $ 1.00         $  1.00
                                                              -------         -------          ------         -------
Income From Investment Operations:
Net investment income                                            0.05            0.05            0.06            0.03
Net realized and change in unrealized gain (loss)                  --              --              --              --
                                                              --------        --------         -------        --------
Total from investment operations                                 0.05            0.05            0.06            0.03
Less Distributions:
Dividends from net investment income                            (0.05)          (0.05)          (0.06)          (0.03)
Dividends in excess of net investment income                       --              --              --              --
                                                              --------        --------         -------        --------
Net asset value per share, end of period                      $  1.00         $  1.00          $ 1.00         $  1.00
                                                              ========        ========         =======        ========
Total Return (does not reflect applicable sales charges)         5.49%           5.44%           5.95%           2.41%
Net assets, end of period (000's)                            $156,530        $119,849         $78,726        $ 47,350
Ratio of total expenses to average net assets                    0.37%           0.30%           0.26%           0.21%(1)
Ratio of net investment income to average net assets             5.31%           5.30%           5.79%           4.27%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets                                              0.91%           0.93%           0.87%           0.92%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets                                    4.77%           4.67%           5.19%           3.67%(1)
Portfolio turnover rate                                            --              --              --              --
Average commission rate paid per share                             --              --              --              --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

8 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     Aetna Government Fund                                                  Bond Fund
---------------------------------------------------------------- ---------------------------------------------------------------
                                                   Period from                                                     Period from
                                                 April 15, 1994                                                   April 15, 1994
   Year ended      Year ended      Year ended          to           Year ended      Year ended      Year ended          to
 Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995    Oct. 31, 1994   Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994
--------------- --------------- --------------- ---------------- --------------- --------------- --------------- ---------------
   $  9.79         $ 10.00         $  9.41         $  9.67         $ 10.09         $ 10.27         $  9.58        $   9.92
   -------         -------         -------         --------         -------         -------          -------        --------
      0.51            0.48            0.60            0.24            0.54            0.62            0.56            0.28
      0.21           (0.13)           0.56           (0.24)           0.13           (0.20)           0.66           (0.35)
   --------        --------        -------         --------         -------         --------         -------        --------
      0.72            0.35            1.16            0.00            0.67            0.42            1.22           (0.07)
     (0.52)          (0.56)          (0.57)          (0.26)          (0.54)          (0.60)          (0.53)          (0.27)
        --              --              --              --              --              --              --              --
   --------        --------        --------        --------         --------        --------         -------        --------
   $  9.99         $  9.79         $ 10.00         $  9.41         $ 10.22         $ 10.09         $ 10.27        $   9.58
   ========        ========        ========        ========         ========        ========         =======        ========
      7.67%           3.75%          12.60%          (0.06)%          6.89%           4.27%          13.28%          (0.68)%
   $   531         $   526         $   405         $   151         $ 1,006         $   877         $ 7,340        $ 25,405
      1.45%           1.45%           1.51%           1.28%(1)        1.50%           1.50%           1.50%           1.49%(1)
      5.16%           4.96%           6.02%           4.68%(1)        5.32%           5.47%           5.91%           5.36%(1)
      2.45%           2.32%           2.11%           2.11%(1)        1.89%           1.91%           1.82%           1.81%(1)
      4.16%           4.09%           5.42%           3.85%(1)        4.93%           5.06%           5.60%           5.04%(1)
    147.78%          50.48%         117.31%          43.63%          48.56%          42.33%          56.99%          51.80%
        --              --              --              --              --              --              --              --

                                                 Aetna Mutual Funds Prospectus 9

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
(for one outstanding share throughout each period)


--------------------------------------------------------------------------------
                                  Class A Shares (formerly Adviser Class Shares)


                                                                         Balanced (formerly The Aetna Fund)
                                                           ---------------------------------------------------------------
                                                                                                             Period from
                                                                                                            April 15, 1994
                                                              Year ended      Year ended      Year ended          to
                                                            Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994
                                                           --------------- --------------- --------------- ---------------
Net asset value per share, beginning of period                $ 13.49         $ 12.34         $ 10.62         $  10.54
                                                              -------         -------         -------         --------
Income From Investment Operations:
Net investment income                                            0.23            0.20            0.23             0.19
Net realized and change in unrealized gain (loss)                2.03            1.79            1.91               --
                                                              -------         -------         -------         --------
Total from investment operations                                 2.26            1.99            2.14             0.19
Less Distributions:
Dividends from net investment income                            (0.20)          (0.27)          (0.42)           (0.11)
Dividends in excess of net investment income                       --              --              --               --
Distributions from net realized gains on investments            (1.50)          (0.57)             --               --
                                                              ---------       ---------       --------        --------
Net asset value per share, end of period                      $ 14.05         $ 13.49         $ 12.34         $  10.62
                                                              =========       =========       ========        ========
Total Return (does not reflect applicable sales charges)        18.64%          16.83%          18.32%            1.84%
Net assets, end of period (000's)                             $ 6,289         $ 3,783        $  1,362         $ 26,396
Ratio of total expenses to average net assets                    1.99%           2.07%           2.04%            1.87%(1)
Ratio of net investment income to average net assets             1.68%           1.60%           2.61%            1.90%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets                                              1.99%           2.07%           2.07%            2.06%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets                                    1.68%           1.60%           2.58%            1.67%(1)
Portfolio turnover rate                                        116.69%         117.88%         129.05%           86.10%
Average commission rate paid per share                      $  0.0493         $0.0557              --               --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

10 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Growth and Income
----------------------------------------------------------------
                                                   Period from
                                                 April 15, 1994
   Year ended      Year ended      Year ended          to
 Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995    Oct. 31, 1994
--------------- --------------- --------------- ----------------
   $ 15.69        $ 13.43          $ 11.08          $ 10.75
   -------        -------          -------          -------
      0.03           0.08             0.12             0.11
      4.99           3.08             2.31             0.30
   -------        -------          -------          -------
      5.02           3.16             2.43             0.41
     (0.10)         (0.14)           (0.08)           (0.08)
        --             --               --               --
     (2.60)         (0.76)              --               --
   -------        -------          -------          -------
   $ 18.01        $ 15.69          $ 13.43          $ 11.08
   =======        =======          =======          =======
     36.49%         24.70%           21.90%            3.71%
   $15,955        $ 6,638          $ 2,217          $ 5,740
      1.75%          1.83%            1.84%            2.32%(1)
      0.18%          0.55%            1.14%            1.74%(1)
      1.75%          1.83%            1.84%            2.42%(1)
      0.18%          0.55%            1.14%            1.65%(1)
    157.92%        106.09%          127.43%           54.13%
   $0.0474        $0.0505               --               --


                        Growth and Income     Growth
--------------------------------------------------------------------------------
                                                                  Period from
                                                                April 15, 1994
   Year ended      Year ended      Year ended      Year ended         to
 Oct. 31, 1997   Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994
--------------- --------------- --------------- --------------   ---------------
   $ 15.69         $ 14.17         $ 13.63         $ 10.74        $ 10.26
   ---------       -------         -------         --------       -------
      0.03           (0.11)          (0.08)          (0.06)         (0.02)
      4.99            3.84            2.38            3.00           0.50
   ---------       --------        --------        --------       -------
      5.02            3.73            2.30            2.94           0.48
     (0.10)             --              --           (0.05)            --
        --              --              --              --             --
     (2.60)          (1.14)          (1.76)             --             --
   ---------       --------        --------        --------       -------
   $ 18.01         $ 16.76         $ 14.17         $  13.63       $ 10.74
   =========       ========        ========        ========       =======
     36.49%          28.05%          18.97%          27.92%          4.58%
   $15,955         $ 8,647         $ 4,615         $ 1,727        $   417
      1.75%           1.92%           2.03%           2.03%          1.72%(1)
      0.18%          (0.67)%         (0.59)%         (0.47%)        (0.25)%(1)
      1.75%           1.92%           2.03%           2.14%          2.17%(1)
      0.18%          (0.67)%         (0.59)%         (0.58%)        (0.71)%(1)
     57.92%         141.07%         144.19%         171.75%        120.32%
   $0.0474         $0.0605         $0.0598              --             --

                                                Aetna Mutual Funds Prospectus 11

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
(for one outstanding share throughout each period)

--------------------------------------------------------------------------------
                                 Class A Shares (formerly Adviser Class Shares)

                                                      Index Plus
                                                       Large Cap
                                                       (formerly
                                                      Aetna Index
                                                      Plus Fund)
                                                  ------------------
                                                      Period from
                                                     Feb. 3, 1997
                                                          to
                                                     Oct. 31, 1997
                                                  ------------------
Net asset value per share, beginning of period          $  10.57
                                                        --------
Income From Investment Operations:
Net investment income                                       0.02
Net realized and change in unrealized gain (loss)           1.77
                                                        --------
Total from investment operations                            1.79
Less Distributions:
Dividends from net investment income                          --
Dividends in excess of net investment income                  --
Distributions from net realized gains on
 investments                                                  --
                                                        ----------
Net asset value per share, end of period                $  12.36
                                                        ==========
Total Return (does not reflect applicable sales
 charges)                                                  16.93%
Net assets, end of period (000's)                       $  1,833
Ratio of total expenses to average net assets               1.45%(1)
Ratio of net investment income to average net
 assets                                                     0.16%(1)
Ratio of net expense before reimbursement and
 waiver to average net assets                               2.98%(1)
Ratio of net investment income before reimbursement
 and waiver to average net assets                          (1.36)%(1)
Portfolio turnover rate                                    82.31%
Average commission rate paid per share                   $  0.0382

                                                                             Small Company
                                                     -------------------------------------------------------------
                                                          Year           Year          Year         Period from
                                                          ended          ended         ended      April 15, 1994
                                                        Oct. 31,       Oct. 31,      Oct. 31,           to
                                                          1997           1996          1995        Oct. 31, 1994
                                                     -------------- -------------- ------------ ------------------
Net asset value per share, beginning of period         $ 14.42        $ 13.39        $ 10.35         $ 10.24
                                                       -------        -------        -------         -------
Income From Investment Operations:
Net investment income                                    (0.16)         (0.18)         (0.11)          (0.04)
Net realized and change in unrealized gain (loss)         4.36           2.62           3.15            0.15
                                                       -------        -------        -------         -------
Total from investment operations                          4.20           2.44           3.04            0.11
Less Distributions:
Dividends from net investment income                        --             --             --              --
Dividends in excess of net investment income                --             --             --              --
Distributions from net realized gains on
 investments                                             (3.42)         (1.41)            --              --
                                                       -------        -------        -------         -------
Net asset value per share, end of period               $ 15.20        $ 14.42        $ 13.39         $ 10.35
                                                       =======        =======        =======         =======
Total Return (does not reflect applicable sales
 charges)                                                36.73%         19.02%         29.44%           0.98%
Net assets, end of period (000's)                      $ 7,077        $ 3,884        $ 1,285         $   205
Ratio of total expenses to average net assets             2.33%          2.20%          2.23%           1.78%(1)
Ratio of net investment income to average net
 assets                                                  (1.17)%        (1.26)%        (0.89)%         (0.72)%(1)
Ratio of net expense before reimbursement and
 waiver to average net assets                             2.33%          2.20%          2.30%           2.14%(1)
Ratio of net investment income before reimbursement
 and waiver to average net assets                        (1.17)%        (1.26)%        (0.97%)         (1.07)%(1)
Portfolio turnover rate                                 150.43%        163.21%        156.43%         116.28%
Average commission rate paid per share                 $0.0575        $0.0575             --              --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

12 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            International                                                     Crossroads
              (formerly Aetna International Growth Fund)                   Ascent Fund           Fund           Legacy Fund
----------------------------------------------------------------------   ---------------   ---------------   ----------------
                                                         Period from       Period from       Period from        Period from
                                                       April 15, 1994     Jan. 20, 1997     Jan. 20, 1997      Jan. 20, 1997
   Year ended        Year ended        Year ended            to                 to                to                to
 Oct. 31, 1997     Oct. 31, 1996     Oct. 31, 1995      Oct. 31, 1994     Oct. 31, 1997     Oct. 31, 1997      Oct. 31, 1997
---------------   ---------------   ---------------   ----------------   ---------------   ---------------   ----------------
 $  11.77           $  10.59           $  11.51           $  11.24          $  12.50           $  11.67          $  11.01
 --------           --------           --------           --------          --------           --------          --------
    (0.07)             (0.05)              0.03               0.01              0.15               0.30              0.29
     2.88               1.57              (0.20)              0.26              1.77               1.25              0.79
 --------           --------           --------           --------          --------           --------          --------
     2.81               1.52              (0.17)              0.27              1.92               1.55              1.08
    (0.12)             (0.08)             (0.27)              --                --                 --                --
 --------           --------           --------           --------          --------           --------          --------
    (0.89)             (0.26)             (0.48)              --                --                 --                --
 --------           --------           --------           --------          --------           --------          --------
 $  13.57           $  11.77           $  10.59           $  11.51          $  14.42           $  13.22          $  12.09
 ========           ========           ========           ========          ========           ========          ========
    25.07%             14.67%             (0.81)%             2.40%            15.36%             13.28%             9.81%
 $ 19,063           $ 22,893           $ 26,464           $ 26,647          $    886           $    547          $    481
     2.47%              2.94%              2.12%              2.27%(1)          2.08%(1)           2.11%(1)          2.21%(1)
    (0.57)%            (0.42)%             0.27%              0.17%(1)          1.11%(1)           1.64%(1)          2.39%(1)
     2.47%              2.94%              2.25%              2.41%(1)          2.35%(1)           2.41%(1)          2.50%(1)
    (0.57)%            (0.42)%             0.14%              0.02%(1)          0.83%(1)           1.34%(1)          2.10%(1)
   194.41%            135.92%             32.91%             81.67%           162.80%            161.75%           158.71%
 $ 0.0115           $ 0.0178               --                 --            $ 0.0342           $ 0.0309          $ 0.0311

                                                Aetna Mutual Funds Prospectus 13

--------------------------------------------------------------------------------
Description of the Fund
--------------------------------------------------------------------------------

The Fund is a management investment company incorporated in the State of Maryland comprised of multiple Series, each of which is diversified under the 1940 Act. Each Series has an investment objective which is a fundamental policy. There can be no assurance that a Series will meet its investment objective. Each Series is subject to investment restrictions described in this Prospectus and in the Statement, some of which are fundamental policies. The fundamental investment policies of a Series may be changed only by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of that Series.

     The Fund offers two classes of shares. Class A and Class I shares differ as to sales charges and expenses. Different fees and expenses will affect performance. Class A shares are described herein.

     Shares of each class represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as any other class of the Series for matters that affect the Series as a whole. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law or (3) required to be voted on separately by the 1940 Act.

Money Market

Investment Objective Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Investment Policy Money Market invests only in dollar-denominated securities, including U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and foreign banks (provided that the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, corporate bonds and notes and other debt instruments. Money Market may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated. Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

     The remainder of Money Market's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to these securities, Money Market will not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer.

     Money Market will use nationally recognized rating agencies including, but not limited to, S&P and Moody's when determining security credit ratings. All investments will be determined to present minimal credit risks.

     Money Market's dollar weighted average maturity will not exceed 90 days. Although Aeltus will use its best efforts to maintain a constant net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in Money Market are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund

Investment Objective Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Aetna Government Fund invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

     Additionally, Aetna Government Fund may invest in options and futures (including options on futures), as more fully described below. Aetna Government Fund may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in STRIPs, zero coupon bonds and other fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

Bond Fund

Investment Objective Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Bond Fund will normally invest at least 65% of its total assets in high-grade corporate bonds, mortgage-related and other asset-backed and debt securities, and securities issued or guaranteed by the U.S. Government, its agencies or

14 Aetna Mutual Funds Prospectus
instrumentalities. High-grade corporate bonds are securities rated A or above by S&P or by Moody's, and securities rated comparably by other nationally recognized statistical rating organizations, or considered by Aeltus to be of comparable quality.

     Additionally, Bond Fund may invest in options and futures (including options on futures), as more fully described below. Bond Fund may also enter into repurchase agreements, invest up to 5% of its total assets in equity securities, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Bond Fund will not invest more than 15% of the total value of its assets in high-yield bonds. Bond Fund may also invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and other debt securities.

     Bond Fund will not target any given maturity, thus giving it flexibility to invest in short- and long-term securities as market conditions change.

     As of October 31, 1997, the weighted average distribution of bonds based on S&P and Moody's bond ratings was 46.3% in AAA/Aaa, 11.2% in AA/Aa, 20.7% in A, 8.3% in BBB/Baa, 7.7% in BB/Ba, 2.0% in B, 1.5% in CCC and 2.3% in unrated bonds.

High Yield

Investment Objective High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by S&P or lower than Baa3 by Moody's.

Investment Policy High Yield will normally invest at least 65% of its total assets in high-yield bonds. High Yield may also invest in other fixed income securities, equity interests, private securities, convertible securities and zero-coupon securities.

     Additionally, High Yield may invest in options and futures (including options on futures), as more fully described below. High Yield may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

     For more information about the risks associated with investing in high-yield bonds, see "Risk Factors and Other Considerations--High-Yield Bonds."


Balanced

Investment Objective Balanced seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Investment Policy An investment in Balanced may involve less investment risk than an investment in a portfolio consisting entirely of common stocks. Balanced will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments, in proportions that reflect the anticipated returns and risks of each asset class. Balanced generally will maintain at least 25% of its total assets in fixed income securities.

     Additionally, Balanced may invest in options and futures (including options on futures), as more fully described below. Balanced may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Balanced will not invest more than 15% of the total value of its assets in high-yield bonds.

     Aeltus employs current market statistics and economic indicators to forecast returns for each sector of the securities market for Balanced. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. Aeltus uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for Balanced.

Growth and Income

Investment Objective Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Investment Policy Growth and Income invests at least 65% of its assets in common stocks that Aeltus believes have significant potential for capital or income growth. It may also invest in convertible and non-convertible preferred stocks, debt securities, rights and warrants.

     Additionally, Growth and Income may invest in options and futures (including options on futures), as more fully described below. Growth and Income may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth and Income will not invest more than 15% of the total value of its assets in high-yield bonds.

Real Estate

Investment Objective Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).


                                                Aetna Mutual Funds Prospectus 15

Investment Policy Real Estate will normally invest at least 65% of its total assets in income-producing equity securities of publicly traded companies "principally engaged" in the real estate industry, which include those companies that, at the time of purchase, derive a significant proportion (at least 50%) of their revenues or profits from real estate operations or related services. Real Estate may also invest in convertible securities and preferred stocks.

     Additionally, Real Estate may invest in options and futures (including options on futures), as more fully described below. Real Estate may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Real Estate will not invest more than 15% of the total value of its assets in high-yield bonds.

     For more information about the risks associated with investing in real estate securities, see "Risk Factors and Other Considerations--Real Estate Securities."

Value Opportunity

Investment Objective Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Value Opportunity will use a value-oriented approach to stock selection.

Investment Policy Value Opportunity will normally invest at least 65% of its total assets in common stocks. It may also invest in convertible and non-convertible preferred stocks.

     Additionally, Value Opportunity may invest in options and futures (including options on futures), as more fully described below. Value Opportunity may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Value Opportunity will not invest more than 15% of the total value of its assets in high-yield bonds.

Growth

Investment Objective Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Investment Policy Growth will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.

     Additionally, Growth may invest in options and futures (including options on futures), as more fully described below. Growth may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth will not invest more than 15% of the total value of its assets in high-yield bonds.

Mid Cap

Investment Objective Mid Cap seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Investment Policy Under normal circumstances, Mid Cap will invest at least 65% of its assets in common stocks having market capitalizations at the time of purchase of between $800 million and $10 billion and will generally exclude common stocks that are not of a similar size (as measured by market capitalization) as stocks in the S&P 400.

     Additionally, Mid Cap may invest in options and futures (including options on futures), as more fully described below. Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

Small Company

Investment Objective Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Investment Policy Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.

     Additionally, Small Company may invest in options and futures (including options on futures), as more fully described below. Small Company may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Small Company will not invest more than 15% of the total value of its assets in high-yield bonds.

International

Investment Objective International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.


16 Aetna Mutual Funds Prospectus

Investment Policy International will invest at least 65% of its total assets among securities principally traded in three or more countries outside of North America.

     International will invest primarily in equity securities including securities convertible into stocks. International will invest in a broad spectrum of companies and industries. Further, from time to time International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality.

     Additionally, International may invest in options and futures (including options on futures), as more fully described below. International may also enter into repurchase agreements, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

Index Plus Large Cap

Investment Objective Index Plus Large Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500.

Investment Policy Index Plus Large Cap will attempt to be fully invested in common stocks. Under normal circumstances, Index Plus Large Cap will invest at least 90% of its assets in certain common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Large Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS LARGE CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. As Index Plus Large Cap invests primarily in common stocks, Index Plus Large Cap is subject to market risk, i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

     Index Plus Large Cap will generally include approximately 400 stocks included in the S&P 500. Index Plus Large Cap intends under normal circumstances to exclude common stocks which are not part of the S&P 500, and to exclude Aetna Inc. common stock.

     The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has similar market risk characteristics to the S&P 500, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Large Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Large Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Large Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Large Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets. Index Plus Large Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Large Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500.

Index Plus Mid Cap

Investment Objective Index Plus Mid Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 400, while maintaining a market level of risk.

Investment Policy Under normal circumstances, Index Plus Mid Cap will invest at least 90% of its assets in common stocks represented in the S&P 400. The S&P 400 is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies. Inclusion of a stock in the S&P 400 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Mid Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS MID CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

     Index Plus Mid Cap will generally exclude common stocks which are not part of the S&P 400.

     The weightings of stocks in the S&P 400 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 400 by creating a portfolio that has similar market risk characteristics to the S&P 400, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Mid Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Mid Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities,


                                                Aetna Mutual Funds Prospectus 17
engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets. Index Plus Mid Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 400 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Mid Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 400.

Index Plus Small Cap

Investment Objective Index Plus Small Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 600, a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Investment Policy Under normal circumstances, Index Plus Small Cap will invest at least 90% of its assets in common stocks represented in the S&P 600. The S&P 600 is an unmanaged index comprising common stocks of approximately 600 small-capitalization companies. Inclusion of a stock in the S&P 600 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Small Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS SMALL CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

     Index Plus Small Cap will generally exclude common stocks which are not part of the S&P 600.

     The weightings of stocks in the S&P 600 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 600 by creating a portfolio that has similar market risk characteristics to the S&P 600, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Small Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Small Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Small Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Small Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets. Index Plus Small Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 600 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Small Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 600.

Index Plus Bond

Investment Objective Index Plus Bond seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the LBAB, an unmanaged index comprised of approximately 6,000 securities.

Investment Policy Index Plus Bond will be actively managed in an attempt to achieve a total return which, before the recognition of fund expenses, exceeds the LBAB. Under normal circumstances, Index Plus Bond will invest at least 90% of its assets in fixed income investments and will exclude Aetna Inc. securities. The LBAB is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of the Lehman Brothers Indices are rebalanced monthly by market capitalization. Inclusion of a security in the LBAB in no way implies an opinion by Lehman Brothers as to the security's attractiveness as an investment. Index Plus Bond is neither sponsored by nor affiliated with Lehman Brothers. AN INVESTMENT IN INDEX PLUS BOND INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN FIXED INCOME SECURITIES GENERALLY.

     Index Plus Bond may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Bond may invest in options and futures (including options on futures), as more fully described below. Index Plus Bond may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Bond will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets. Index Plus Bond expects to achieve a correlation between the performance of its portfolio and that of the LBAB of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate


18 Aetna Mutual Funds Prospectus
perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Bond, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the LBAB.

Ascent Fund, Crossroads Fund and Legacy Fund
Investment Objectives Ascent Fund seeks to provide capital appreciation.

     Crossroads Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

     Legacy Fund seeks to provide total return consistent with preservation of capital.

Investment Policies Ascent Fund, Crossroads Fund and Legacy Fund (collectively referred to as the "Generation Funds") have different asset allocation strategies, which correspond with different investment objectives and levels of investment risk. The strategies establish separate allocation benchmarks and ranges for each asset class. The benchmark allocations describe a typical asset allocation strategy under neutral market conditions. The allocation ranges describe the permissible range of asset allocations allowed. The ranges are designed to allow Aeltus to achieve optimal allocation of assets, based on different investment objectives and levels of investment risk. Aeltus may adjust the asset class mix of Ascent Fund, Crossroads Fund and/or Legacy Fund within the ranges described below.

     Ascent Fund is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

     Crossroads Fund is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance. Crossroads Fund will invest no more than 60% of its assets in any combination of the following asset classes: small-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

     Legacy Fund is managed for investors primarily seeking total return consistent with capital preservation, who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance. Legacy Fund will invest no more than 35% of its assets in any combination of the following asset classes: small-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

     The allocation benchmarks, asset class ranges and comparative indexes are shown below:

                       Ascent   Crossroads   Legacy   Comparative
Asset Class            Fund     Fund         Fund     Index

Equities
Large Capitalization Stocks                           S&P 500 Index
 Range .............   0-60%    0-45%        0-30%
 Benchmark .........   20%      15%          10%
Small-Capitalization Stocks                           Russell 2000 Small Cap
                                                      Stock Index
 Range .............   0-40%    0-30%        0-20%
 Benchmark .........   20%      15%          10%
International Stocks                                  Morgan Stanley Capital
                                                      International Europe,
 Range .............   0-40%    0-30%        0-20%
                                                      Australia and Far East
                                                      Index

 Benchmark .........   20%      15%          10%
Real Estate Stocks                                    National Association of
                                                      Real Estate Investment
 Range .............   0-40%    0-30%        0-20%
                                                      Trusts Equity REIT Index
 Benchmark .........   20%      15%          10%
Fixed Income
U.S. Dollar Bonds                                     Salomon Brothers
                                                      Broad Investment
 Range .............   0-30%    0-70%        0-100%
                                                      Grade Index
 Benchmark .........   10%      25%          40%
International Bonds                                   Salomon Brothers
                                                      Non-U.S. World
 Range .............   0-20%    0-20%        0-20%
                                                      Government Bond Index
 Benchmark .........   10%      10%          10%
Money Market Instruments                              91 Day T-Bill
 Range .............   0-30%    0-30%        0-30%
 Benchmark .........   0%       5%           10%

     Aeltus will allocate the assets of each of the Generation Funds within the specified ranges. The benchmark asset mix represents (1) how each of the Generation Funds may allocate its assets under neutral market conditions and
(2) a basis for measuring the performance of each of the Generation Funds. Aeltus monitors a "hypothetical benchmark portfolio" consisting of a benchmark allocation in each comparative index. Aeltus may compare the performance of each of the Generation Funds to its corresponding hypothetical benchmark portfolio.


                                                Aetna Mutual Funds Prospectus 19

     The asset allocation of each of the Generation Funds may be above or below the benchmark allocation based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. If Aeltus believes that the expected return for a particular asset class is higher than normal relative to the other classes, investment in the class generally will be weighted more heavily than it would be in the applicable benchmark allocation. If the expected return for a particular asset class is less than normal in relation to the other classes, generally it will be underweighted relative to the applicable benchmark allocation.

     Aeltus regularly reviews the investment allocations of each of the Generation Funds and will vary the amount invested in each class within the ranges set forth above, depending upon its assessment of business, economic, market and other conditions. For example, Aeltus may adjust the allocation mix in response to changes in circumstances with respect to particular issuers or industries, in response to interest rate movements or other economic conditions. In determining the asset mix of a particular Generation Fund, Aeltus will consider many specific factors, including, among other things: the dividend discount model, expected returns, bond yields, price-to-earnings ratios, dividend yields and inflation. There can be no assurance that any given allocation is the optimal allocation, although Aeltus allocates assets in a manner it believes will aid in achieving each Series' investment objective.

     The asset allocation limits described above apply at the time of purchase of a particular security. Additionally, the Generation Funds may invest in options and futures (including options on futures), as more fully described below. The Generation Funds may also enter into repurchase agreements, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. The Generation Funds will not invest more than 15% of the total value of its assets in high-yield bonds.

--------------------------------------------------------------------------------
Risk Factors and Other Considerations
--------------------------------------------------------------------------------

General Considerations The different types of securities purchased and investment techniques used by Aeltus involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk.

Special Considerations Investors should be aware that the investment results of Balanced, Ascent Fund, Crossroads Fund and Legacy Fund partly depend upon Aeltus' ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

     While Aeltus has substantial experience in managing all asset classes, there can be no assurance that Aeltus will always allocate assets to the best performing sectors. A Series' performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although Aeltus (except with respect to Money Market) does not purchase securities with the intention of profiting from short-term trading, Aeltus may buy and sell securities when Aeltus believes such action is appropriate. Turnover rates for each of the Series in excess of 100% may result in higher transaction costs (which are borne directly by the respective Series) and a possible increase in short-term capital gains (or losses). See "Financial Highlights" for the actual turnover rates for the respective Series and see "Distributions," "Taxes" and the Statement for additional information.

     The average annual turnover rate of each of the Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond Fund is not expected to exceed 175%. The average annual turnover rate of the High Yield Fund is not expected to exceed 250%.

Cash or Cash Equivalents Aeltus reserves the right to temporarily depart from a Series' investment objective by investing up to 100% of its assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents include commercial paper and other short-term instruments as deemed appropriate by Aeltus. In addition, all Series (except Money Market) reserve the right to deposit some or all of their uninvested cash balances into one or more joint accounts as authorized by the Commission.

All the Series may use the following:

Borrowing Each Series may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Series do not intend to borrow, except that they may invest in leveraged derivatives which have certain risks as outlined below. The Series may borrow for leveraging purposes only if after the borrowing, the value of the Series' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Series since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


20 Aetna Mutual Funds Prospectus

Repurchase Agreements Each Series may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the Series may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Series to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Series to liquidate the collateral may be delayed or limited.

     The Directors have established credit standards for issuers of repurchase agreements entered into by the Series.

Asset-Backed Securities Each Series may purchase securities collateralized by a specified pool of assets including, but not limited to, credit card receivables, automobile, home equity, mobile home and recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Zero Coupon and Pay-in-Kind Bonds Each Series may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates.

Bank Obligations Each Series may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Illiquid and Restricted Securities Each Series may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus Large Cap and Money Market). Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Series may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Directors have established a policy to monitor the liquidity of securities acquired by the Series.

Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Series except Money Market may also use the following:

Derivatives In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, a Series may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or derives from) the value of an underlying asset, such as a security, interest rate, currency exchange rate or index. Derivatives that may be used by a Series include forward contracts, swaps, structured notes, collateralized mortgage obligations (CMOs) (see "Mortgage-Backed Securities" below), futures, options (see "Futures Contracts" and "Options" below), and U.S. Government derivatives. In addition, derivatives may be used to enhance a Series' yield.

     Some of these strategies, such as selling futures contracts, buying puts and writing calls, hedge against price fluctuations. Other strategies, such as writing puts, buying futures contracts, calls and interest rate swaps, tend to increase market exposure. In some cases, a Series may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than for hedging.

     The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. For purposes other than hedging, a Series will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Series, such as inverse floaters, interest-only and principal-only debt instruments. Each Series may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

Futures Contracts Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date. Investments in futures contracts or options on futures may be made subject to the limits discussed in the Statement. See "Risk Factors and Other Considerations--Derivatives" above.

     Certain risks are involved in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in a Series' total return and yield; possible reduction in value of


                                                Aetna Mutual Funds Prospectus 21
the futures instrument; the inability of a Series to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

     The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Series. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

     The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 100% of Ascent Fund's total assets, 60% of Crossroads Fund's total assets and 30% of all other Series' total assets.

Options Each Series may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures. See the Statement for additional information. Options are agreements that for a fee or premium, give the holder the right, but not the obligation, to pay or settle for cash a certain amount of securities during a specified period or on a specified date. Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.

All Series except Money Market, Aetna Government Fund, and International may also use the following:

High-Yield Bonds These fixed income securities are rated BB/Ba or below, or, if unrated, are considered by Aeltus to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

     Although high-yield bonds are high risk investments, they may be purchased if they are thought to offer good value. This may happen if, for example, the rating agencies have, in Aeltus' opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

All Series except Money Market, Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may also use the following:

Real Estate Securities Real estate securities include interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern United States, or both.

     Real Estate may invest more than 25% of its total assets in any sector of the real estate industry. Due to Real Estate's policy of concentration in the real estate industry, adverse developments in that industry will have a greater impact on Real Estate, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in Real Estate include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

Aetna Government Fund, Bond Fund, High Yield, Balanced, Real Estate, Index Plus Bond, Ascent Fund, Crossroads Fund and Legacy Fund may also use the following:

Mortgage-Backed Securities Investments in mortgage-backed and other pass-through securities may be made. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as GNMA, FHLMC and FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Series may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, a Series may invest in CMOs and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are subject to prepayment risk similar to that associated with asset-backed securities.

All Series except Money Market, Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may also use the following:

Small-Capitalization Equity Securities These securities are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of


22 Aetna Mutual Funds Prospectus
small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

     Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

High Yield, Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, Index Plus Bond, Ascent Fund, Crossroads Fund and Legacy Fund may also use the following:

Supranational Agencies Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include but are not limited to: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Index Plus Large Cap, Ascent Fund, Crossroads Fund and Legacy Fund may invest up to 10% of their net assets in such securities.

--------------------------------------------------------------------------------
Concentration
--------------------------------------------------------------------------------

The Series (other than Real Estate) generally will not concentrate investments in any one industry. A Series may, however, invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of Money Market to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, banker's acceptances, or securities of banks. Also, a Series will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Series' total assets (100% in the case of Money Market). See the Statement for additional restrictions.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of each Series. Any such information will include the average annual total return of the Series calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

     Each Series (except Money Market) calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Series at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

     Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and NAV per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost.

Private Account Performance Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity are recently organized and do not yet have long-term performance records. However, Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity have investment objectives, policies and strategies substantially similar to those employed by Aeltus with respect to certain Private Accounts. Thus, the performance information derived from these Private Accounts is deemed relevant to the investor. The performance of Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity may vary from the Private Account composite information because their investments will vary over time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts, unlike the Fund, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the Private Accounts' performance.

     The Private Account Performance data, shown below, was calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR). AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.

     All Private Account Performance data was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees and brokerage


                                                Aetna Mutual Funds Prospectus 23
commissions paid by Aeltus' Private Accounts, but do not reflect the deduction of custodial fees. Cash and equivalents are included in performance returns.

     Set forth below is the historical performance of each of the comparable Private Accounts. Investors should not consider the performance of the Private Accounts as an indication of the future performance of the Series. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Private Accounts, which are significantly lower than those paid by the Series. Had higher expenses been charged to the Private Accounts, performance would have been lower. The results shown reflect the reinvestment of dividends and distributions.

     The following table shows average annualized total returns for the periods ending December 31, 1997, for the comparable private accounts and their respective benchmark indices. The Index Plus Large Cap information includes the performance of Index Plus Large Cap Series as well.


Private Account Composite Performance

INDEX PLUS LARGE CAP PRIVATE ACCOUNT COMPOSITE
                                                         SINCE       INCEPTION
                                   1 YEAR    5 YEARS   INCEPTION       DATE
Index Plus Large Cap, Class A
 (assuming payment of maximum
 front-end sales load)              29.01%      N/A       25.72%    12/10/96*
Index Plus Large Cap, Class A
 (without payment of front-end
  sales load)                       33.00%      N/A       29.39%    12/10/96*
Index Plus Large Cap Composite      34.58%     20.90%     19.45%     10/1/91
S&P 500 Stock Index                 33.36%     20.27%     18.81%     10/1/91

INDEX PLUS BOND PRIVATE ACCOUNT COMPOSITE
                                                          SINCE     INCEPTION
                                   1 YEAR    5 YEARS    INCEPTION      DATE
Index Plus Bond Composite           9.11%     7.44%        9.05%      4/1/87
LBAB Index                          9.65%     7.48%        9.18%      4/1/87
HIGH YIELD PRIVATE ACCOUNT COMPOSITE
                                                          SINCE     INCEPTION
                                   1 YEAR    5 YEARS    INCEPTION     DATE
High Yield Account                 18.38%      N/A        14.98%      6/1/95
Merrill Lynch High Yield Index     12.83%      N/A        12.09%      6/1/95
VALUE OPPORTUNITY PRIVATE ACCOUNT COMPOSITE
                                                          SINCE     INCEPTION
                                   1 YEAR    5 YEARS    INCEPTION      DATE
Value Opportunity Composite        26.26%    21.02%       23.13%     10/1/90
S&P 500 Stock Index                33.36%    20.27%       20.44%     10/1/90

* Class A shares were formerly designated as Adviser Class, the offering of which commenced on February 3, 1997. For periods prior to that date, Class A performance is calculated by using the performance of Class I (formerly Select Class) and deducting from such performance the sales load associated with Class A and the fees and expenses associated with the Adviser Class.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The Net Asset Value (NAV) per share of each Series is determined approximately 15 minutes after the close of the NYSE (usually 4:15 p.m. eastern time) each day that the NYSE is open for business (Business Day). Except for Money Market, the NAV is computed by dividing the total value of a Series' assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. A Series' securities are valued primarily on the basis of market quotations. All other assets and securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, under the authority of the Directors. Money Market's portfolio securities are valued at their amortized cost. Money Market's use of amortized cost is part of its effort to maintain a constant NAV of $1.00 per share.
--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

To open an account, please contact your investment professional or complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000, or $500 for IRAs (including Roth IRAs). Once you have opened an account in a Series, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Series in the Fund. All checks must be drawn on a bank located within the United States and payable in U.S. dollars. We reserve the right to refuse any order to buy shares. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Series. Minimums may also be waived in certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. See "Shareholder Services and Other Features--Systematic Investment."


24 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
How to Purchase Shares
--------------------------------------------------------------------------------

Class A shares may be purchased through your investment professional, directly from the Fund, or through an employer-sponsored retirement plan, as described below. If you are purchasing shares through an employer-sponsored retirement plan, please refer to your plan materials.

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to Firstar Trust Company (Transfer Agent) as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       P.O. Box 701
       Milwaukee, WI 53201-0701

Correspondence mailed by overnight courier should be sent to the Transfer Agent as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       615 E. Michigan Street
       Milwaukee, WI 53202

You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by sending payments to the address listed above. Your letter should indicate your name, account number(s), the Series you wish to invest in, and the amount to be invested in each Series. When opening an account, your check should be made payable to the Fund. Cash, credit cards and third party checks cannot be used to open an account. The Transfer Agent will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Fund.

Purchase by Wire Once you are a shareholder of a Series, you may purchase additional shares through a wire transfer. Federal funds wire purchase orders will be accepted only when the Transfer Agent and custodian bank are open for business. Please instruct your bank to use the following instructions when wiring funds:

     Wire to:            Firstar Bank Milwaukee, N.A.
                         ABA # 075000022

     Credit to:          Firstar Trust Company
                         Account # 112-952-137

     Further Credit to:  Name of Series
                         Shareholder Account Number
                         Shareholder Registration

     Please call 1-800-367-7732 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete instructions.

Purchase by Electronic Funds Transfer Once you are a shareholder in any Series of the Fund, you may purchase additional shares by using Electronic Funds Transfer (EFT) facilities under the Systematic Investment feature. See "Shareholder Services and Other Features." EFT will allow you to transfer money between a bank account and a specific Series. You must elect EFT capability in writing, on the application or subsequently by requesting the appropriate information.

Purchase by Exchange You may open an account or purchase additional shares by making an exchange from the same class of shares of any other Series of the Fund, provided shares of such Series may be legally sold in your state of residence. If you exchange shares subject to a CDSC, the exchange transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares (see "Fees and Charges--Contingent Deferred Sales Charge"). For purposes of computing the CDSC, the length of time you have owned the shares will be measured from the date of original purchase and will not be affected by any exchange.

     An exchange may be made by submitting a written request to make the exchange and specifying your name and account number(s), the name of the Series into which you wish to exchange, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail."

     You may also exchange your Class A shares by calling 1-800-367-7732. Please have available the Series' names, account number(s), your Social Security number or taxpayer identification number, address and the amount to be exchanged. Requests received prior to the close of regular trading on the NYSE, normally 4:00 p.m. eastern time, will be processed at the NAV determined on that Business Day. Exchange requests received after such time will be processed at the NAV determined on the following Business Day.

     You should carefully consider the following before making an exchange:

[square bullet] Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.

[square bullet] An exchange which represents an initial investment in a Series must meet the minimum investment requirements described under "How to Open an Account."


                                                Aetna Mutual Funds Prospectus 25

[square bullet] The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Series account that is not registered identically to the transferring Series account.

[square bullet] Following an investment in a Series, there is a required eight-day holding period or maximum allowed by law, if shorter, before those shares can be exchanged.

     There is currently no limit on the number of exchanges. However, each Series reserves the right to suspend or terminate the exchange privilege for any person who makes more than five exchanges out of a Series per calendar year. In addition, each Series reserves the right to refuse exchange purchases by any person or group if, in Aeltus' judgment, the Series would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Series also reserves the right to revise the exchange privilege at any time.

     Purchases and exchanges should be made for investment purposes only. The Fund and each Series reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

     The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Series per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Series' net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the Transfer Agent at the above address or call 1-800-367-7732. The Fund has established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions may be recorded, and you will be asked for certain identifying information.

Class A Shares An investor who purchases Class A shares (except Money Market) pays a front-end sales charge at the time of purchase. The front-end sales charge will vary depending on the size of your purchase. Class A shares (except Money Market) also bear a Rule 12b-1 fee (see "Fees and Charges -- Rule 12b-1 Distribution Fee"). Class A shares are not subject to any charges when they are redeemed, except for certain purchases made at NAV that are subject to a CDSC (see "Fees and Charges -- Contingent Deferred Sales Charge"). Certain purchases of Class A shares qualify for reduced front-end sales charges.

     The public offering price of Class A shares is the NAV plus a front-end sales charge that varies depending on the Series to which you allocate assets and the size of your purchase.

I. EQUITY FUNDS

As to the Balanced, Growth and Income, Real Estate, Value Opportunity, Growth, Mid Cap, Small Company, International, Ascent Fund, Crossroads Fund, and Legacy Fund a portion of the front-end sales charge is paid to your investment professional as shown in the following table. Your investment professional may receive up to the entire amount of the front-end sales charge.

--------------------------------------------------------------------------------
                                     Sales charge as
                                    a percentage of:      Amount of sales
                                 ----------------------- charge reallowed to
                                     Net                    dealers as a
   Amount of transaction at         amount    Offering      percentage of
      offering price ($)          invested     price       offering price
--------------------------------------------------------------------------------
Under 50,000                        6.10%        5.75%          5.00%
--------------------------------------------------------------------------------
50,000 but under 100,000            4.71         4.50           3.75
--------------------------------------------------------------------------------
100,000 but under 250,000           3.63         3.50           2.75
--------------------------------------------------------------------------------
250,000 but under 500,000           2.56         2.50           2.00
--------------------------------------------------------------------------------
500,000 but under 1,000,000         2.04         2.00           1.75
--------------------------------------------------------------------------------

II. BOND FUNDS

As to the Aetna Government Fund, Bond Fund and High Yield, a portion of the front-end sales charge is paid to your investment professional as shown in the following table. Your investment professional may receive up to the entire amount of the front-end sales charge.

--------------------------------------------------------------------------------
                                     Sales charge as
                                    a percentage of:      Amount of sales
                                 ----------------------- charge reallowed to
                                     Net                    dealers as a
   Amount of transaction at         amount    Offering      percentage of
      offering price ($)          invested     price       offering price
--------------------------------------------------------------------------------
Under 50,000                        4.99%       4.75%           4.00%
--------------------------------------------------------------------------------
50,000 but under 100,000            4.71        4.50            3.75
--------------------------------------------------------------------------------
100,000 but under 250,000           3.63        3.50            2.75
--------------------------------------------------------------------------------
250,000 but under 500,000           2.56        2.50            1.75
--------------------------------------------------------------------------------
500,000 but under 1,000,000         2.04        2.00            1.25
--------------------------------------------------------------------------------


26 Aetna Mutual Funds Prospectus

III. INDEX PLUS FUNDS

As to the Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond, a portion of the front-end sales charge is paid to your investment professional as shown in the following table. Your investment professional may receive up to the entire amount of the front-end sales charge.

--------------------------------------------------------------------------------
                                     Sales charge as
                                    a percentage of:      Amount of sales
                                 ----------------------- charge reallowed to
                                     Net                    dealers as a
   Amount of transaction at         amount    Offering      percentage of
      offering price ($)          invested     price       offering price
--------------------------------------------------------------------------------
Under 50,000                        3.09%       3.00%          2.50%
--------------------------------------------------------------------------------
50,000 but under 100,000            2.56        2.50           2.00
--------------------------------------------------------------------------------
100,000 but under 250,000           2.04        2.00           1.50
--------------------------------------------------------------------------------
250,000 but under 500,000           1.52        1.50           1.00
--------------------------------------------------------------------------------
500,000 but under 1,000,000         1.01        1.00           0.50
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A shares of $1 million or more. In addition, there is no front-end sales charge on shares purchased by or through certain participant-directed employee benefit plans. See "Fees and Charges -- Contingent Deferred Sales Charge" and the Statement for additional information.

Letter of Intent You may buy Class A shares at a reduced front-end sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the front-end sales charge you pay on Class A shares.

     At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions based on purchases in more than one Fund will be effective only after notification to Aetna Investment Services, Inc. (AISI) that the investment qualifies for a discount. Your holdings in the Fund acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge.

     BY COMPLETING THE LETTER OF INTENT SECTION OF THE APPLICATION, YOU ACKNOWLEDGE AND AGREE TO EACH OF THE FOLLOWING:

[square bullet] Up to 5% of your total intended purchase in Class A shares registered in your name may be reserved until you fulfill your Letter of Intent;

[square bullet] A security interest may be created in the reserved shares and you appoint AISI as attorney-in-fact as to such shares;

[square bullet] AISI may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter of Intent; and

[square bullet] Although you may exchange your shares, you may not sell reserved shares until the terms of the Letter of Intent have been met or you pay the higher sales charge.

     Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

     Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period.

     If you would like more information about the Letter of Intent privilege, please see the Statement or call 1-800-367-7732.

Right of Accumulation/Cumulative Quantity Discounts To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Fund shares, as well as Fund shares owned by your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Fund to determine the front-end sales charge that applies.

Front-end Sales Charge Waivers The Fund's front-end sales charges will not apply if you are buying Class A shares with money from the following sources:

1. Redemptions from any Aeltus-advised Fund if you:

   [square bullet] Originally paid a front-end sales charge on the shares,

   [square bullet] Reinvest the money within 60 days of the redemption date, and

   [square bullet] Reinvest the money in the same class of shares.

                                                Aetna Mutual Funds Prospectus 27

2. Redemptions from other mutual funds if you:

   [square bullet] Originally paid a front-end sales charge on the shares,

   [square bullet] Reinvest the money within 30 days of the redemption date, and

   [square bullet] Reinvest the money in the same class of shares.

The Fund's front-end sales charges will also not apply to Class A purchases by:

 3. Redemptions from proceeds received in connection with a distribution from a retirement plan for which Aetna Inc. or any of its affiliates or subsidiaries acted as sponsor, administrator, or in another fiduciary capacity.

 4. Trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

 5. Group annuity separate accounts offered to retirement plans.

 6. Retirement plans that are sponsored by an employer with at least 25 employees and either (a) have plan assets of $1 million or more or (b) agree to invest at least $500,000 in the Fund over a 13-month period.

 7. An Eligible Governmental Authority. Please consult your legal and investment advisers to determine if an investment in the Fund is permissible and suitable for you.

 8. Broker-dealers, registered investment advisers or certified financial planners, who have entered into an agreement for clients participating in advisory fee programs, and who have entered into a selling agreement with AISI.

 9. Current employees of broker-dealers, registered investment advisers or certified financial planners (who have entered into a selling agreement with AISI) and their family members, as allowed by the internal policies of their employer.

10. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

11. Accounts maintained by a charitable organization which meets the requirements of Internal Revenue Code (IRC) section 501(c)(3).

12. Accounts maintained by a registered investment adviser (RIA) on a discretionary basis and for which the RIA receives an asset-based fee.

13. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

Purchasing Shares Shares of the Fund are purchased at the NAV next determined after receipt of an order in acceptable form, plus the applicable front-end sales charge. For new accounts, if a completed and signed application accompanied by a check in payment for the shares is received by the Transfer Agent at its Milwaukee offices prior to the close of regular trading on the NYSE (usually 4:00 p.m. eastern time), the order will be processed at the NAV determined on that Business Day, plus any applicable front-end sales charge. Orders for additional investments (accompanied by a check or wire for purchase) and orders for exchanges that are received before the close of regular trading on the NYSE will be processed at the NAV determined that Business Day, plus the applicable front-end sales charge. Purchase orders received after the close of regular trading on the NYSE will be processed at the NAV determined on the following Business Day, plus the applicable front-end sales charge.

     The Fund may appoint certain institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Fund. For investors purchasing or redeeming shares in connection with programs offered by these Institutions, shares will be purchased or redeemed at the NAV determined that Business Day if the Institution accepts the investor's order before the close of the NYSE, subject to the applicable front-end sales charge or CDSC. Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf, subject to the Fund's approval. Thus, the Fund will be deemed to have received a purchase or redemption order when the Institution or, if applicable, the Institution's authorized designee, accepts the order.

     Investors participating in such a plan should refer to the Institution's materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares.


28 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
Fees and Charges
--------------------------------------------------------------------------------

Front-end Sales Charge Class A shares (except Money Market) are subject to a front-end sales charge on most purchases. (See "How to Purchase Shares--Class A Shares.")

Rule 12b-1 Distribution Fee The Directors and the Class A shareholders have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Under this plan, AISI is paid a distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A shares of each Series except Money Market.

     The distribution fee may be used to cover expenses incurred in promoting the sale of Class A shares, including (i) the costs of printing and distributing to prospective investors each Series' Prospectus, Statement and sales literature; (ii) payments to investment professionals and other persons who provide support services in connection with the distribution of shares;
(iii) overhead and other distribution related expenses; and (iv) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and the CDSC.

Contingent Deferred Sales Charge Class A shares purchased with an aggregate investment in the Fund of less than $1,000,000 are not subject to a CDSC. Class A shares purchased with an aggregate investment in the Fund of $1,000,000 or more (including purchases made in connection with an agreement to invest $1 million or more under a Letter of Intent), or purchases by certain participant-directed qualified retirement plans may be subject to a CDSC imposed on redemptions within two years of purchase. The CDSC will apply only to shares for which a finder's fee is paid to selling broker-dealers, banks or other investment professionals having a distribution agreement with the Fund. The finders fee payable and the CDSC imposed with respect to such Class A purchases shall be as follows:

Cumulative Purchase Amount($)       Commission         CDSC
--------------------------------   ------------   --------------
1,000,000 but under 3,000,000           1.00%     Year 1--1.00%
                                                  Year 2--0.50%

3,000,000 but under 20,000,000          0.50%     Year 1--0.50%
                                                  Year 2--0.50%

20,000,000 or greater                   0.25%     Year 1--0.25%
                                                  Year 2--0.25%

The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed. Thus, there is no sales charge on:

[square bullet] increases in the NAV of shares above the initial purchase price;

[square bullet] redemptions of Class A shares purchased through reinvestment of dividends or capital gains distributions;

[square bullet] shares purchased more than two years prior to the redemption;

[square bullet] Money Market Fund redemptions unless:

   [square bullet] those shares were purchased through an exchange from another
                   Series within two years prior to the redemption and

   [square bullet] the original purchase of the shares exchanged was subject to a CDSC.

     In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The CDSC does not apply to any increase in a share's value above its initial purchase price.

     Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, we will deduct the amount of the CDSC, if any, from the sale proceeds.

CDSC Waivers We waive the CDSC for:

[square bullet] Exchanges;

[square bullet] Redemptions following the death of the shareholder or beneficial owner;

[square bullet] Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy;

[square bullet] Tax-free returns of excess contributions from employee benefit plans;

[square bullet] Distributions from employee benefit plans, including those due to plan termination or plan transfer.

--------------------------------------------------------------------------------
How to Redeem Shares
--------------------------------------------------------------------------------

To redeem all or a portion of the shares in your account, a redemption request should be submitted through your investment professional or as described below. Shares will be redeemed at the NAV determined on that Business Day, minus any applicable CDSC, so long as the redemption request and all required documentation is received by the Transfer Agent at its Milwaukee offices prior to the close of regular trading on the NYSE, normally 4:00 p.m. eastern time. Redemption requests received after such time will be processed at the NAV determined on the following Business Day, minus any applicable CDSC.

     A Series has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Series is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Series in any 90-day period. To the extent possible, the Series will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Series will


                                                Aetna Mutual Funds Prospectus 29
weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     The right to redeem shares may be suspended or payment therefor postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays;
(b) an emergency exists, as determined by the Commission, as a result of which
(i) disposal by a Series of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Series to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Series.

Redeem by Mail Shares of any Series may be redeemed by sending written instructions to the Transfer Agent. The instructions should identify the Series, the number of shares or dollar amount to be redeemed, your name and account number. The instructions must be signed by all person(s) required to sign for the Series account, exactly as the shares are registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of supporting documents such as corporate resolutions or trust instruments.

     Once a redemption request is received in good order, the Series will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Series, the Series may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Series will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days.

Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $12.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.

Redeem by Phone This option is available only if you have completed the pertinent portion of the application and have not submitted a change of address by telephone within the preceding 15 calendar days.

     To redeem shares by phone, please call 1-800-367-7732 and have ready your account number, account name, and the amount of the redemption. Telephone requests will be accepted:

[square bullet] If the request is for a minimum of $500 or a maximum $25,000

[square bullet] Unless you are selling shares in a Trust Company retirement plan account.

     Redemption proceeds will only be sent to a shareholder's address of record or to a bank account of a commercial bank located within the United States as shown on the Transfer Agent's records, provided the bank account is in the same name as that of the shareholder.

     The Fund reserves the right to amend telephone redemption procedures at any time upon notice to shareholders and may refuse a telephone redemption if it believes it advisable to do so.

     In order to arrange for telephone redemptions after an account has been opened or to change the bank account designated to receive redemption proceeds, a written request must be sent to Aetna Series Fund, Inc. at the address listed under "How to Purchase Shares--Purchase by Mail," above. The request must be signed by all persons required to sign for the Series account, exactly as the account is registered. Certain nonindividual shareholders may also be required to furnish copies of supporting documentation, such as corporate resolutions or trust agreements.

Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Fund may waive the signature guarantee requirement for redemption requests for amounts of $25,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

     The Fund reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

     You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.


30 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
Shareholder Services and Other Features
--------------------------------------------------------------------------------

The Fund offers several services to its shareholders. If you have questions about services offered or about your account or would like to initiate a transaction, please call 1-800-367-7732.

Certain features may not be available through employer-sponsored retirement plans. Please refer to your plan materials for specific information about services available under your plan.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Series account. If this minimum balance is not maintained, the Fund reserves the right to redeem all of your remaining shares in that Series and mail the proceeds to you at the address of record. Shares will be redeemed at NAV on the day the account is closed. The Fund will give you 60 days' notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum. The Fund will not redeem shares pursuant to this policy if the account balance falls below the minimum balance due solely to fluctuations in the market value of a Series' shares.

Tax-Deferred Retirement Plans The Fund can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are: IRAs, available to individuals who work and their spouses and 401(k) programs, available to corporations of all sizes to benefit their employees. Purchases made in connection with IRAs (including Roth IRAs) may be subject to an annual custodial fee of $12.50 per fund account, up to an annual cap of $25, which fee will be directly deducted from a shareholder's account.

Shareholder Information The Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as an historical transcript of your account and copies of canceled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Systematic Investment The Systematic Investment feature, using the EFT capability (see "How to Purchase Shares-Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any Series. On the application, you may select the amount of money to be moved and the Series in which it will be invested. In order to elect EFT you must first have established an account, subject to the minimum amount specified above (see "How to Open an Account"). Thereafter, the minimum monthly Systematic Investment is currently $50 per Series, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days. See "How to Redeem Shares."

Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Series to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Series utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service Checkwriting is available with Money Market. There is currently no transaction charge for this service. However, the Transfer Agent will impose a $5.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the Transfer Agent. The checkwriting service is not available for IRAs or other retirement accounts.

TDD Service The Transfer Agent offers Telecommunication Device for the Deaf
(TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.

Changes to Service The Fund reserves the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.

Other Payments to Investment Representatives From time to time, AISI or its affiliates may make payments to other dealers and/or their agents who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. These payments are made from the resources of the paying entity so the price paid for shares and the value of the investment will be unaffected.


                                                Aetna Mutual Funds Prospectus 31

     Investment representatives may receive additional compensation from AISI or an affiliated company in connection with selling shares of the Fund. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to investment representatives who have sold or are expected to sell significant amounts of shares. Investment representatives may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory organization, such as the NASD.

--------------------------------------------------------------------------------
Cross Investing
--------------------------------------------------------------------------------

[square bullet] Dividend Investing--You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Series.

[square bullet] Systematic Exchange--You may establish an automatic exchange of shares from one Series to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "How to Purchase Shares--Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross Investing may only be made in a Series that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call
1-800-367-7732.

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------

Directors Each Series is managed under the supervision of the Fund's Board of Directors. The Directors set broad policies for the Fund and each of its Series. Information about the Directors is found in the Statement.

Investment Adviser Aeltus has entered into an investment advisory agreement with the Fund on behalf of each Series which provides that Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission.

Advisory Fees Listed below are the Advisory Fees that Aeltus is entitled to receive from each Series at an annual rate based on average daily net assets of each Series:

                           Advisory Fee            Assets

Money Market                   0.400%      On first $500 million
                               0.350%      On next $500 million
                               0.340%      On next $1 billion
                               0.330%      On next $1 billion
                               0.300%      Over $3 billion
                               -----       ----------------------
Aetna Government Fund          0.500%      On first $250 million
                               0.475%      On next $250 million
                               0.450%      On next $250 million
                               0.425%      On next $1.25 billion
                               0.400%      Over $2 billion
                               -----       ----------------------
Bond Fund                      0.500%      On first $250 million
                               0.475%      On next $250 million
                               0.450%      On next $250 million
                               0.425%      On next $1.25 billion
                               0.400%      Over $2 billion
                               -----       ----------------------
High Yield                     0.650%      On first $250 million
                               0.600%      On next $250 million
                               0.575%      On next $250 million
                               0.550%      On next $1.25 billion
                               0.500%      Over $2 billion
                               -----       ----------------------
Balanced                       0.800%      On first $500 million
                               0.750%      On next $500 million
                               0.700%      On next $1 billion
                               0.650%      Over $2 billion
                               -----       ----------------------

32 Aetna Mutual Funds Prospectus

                         Advisory Fee             Assets

Growth and Income             0.700%      On first $250 million
                              0.650%      On next $250 million
                              0.625%      On next $250 million
                              0.600%      On next $1.25 billion
                              0.550%      Over $2 billion
                              -----       ----------------------
Real Estate                   0.800%      On first $250 million
                              0.750%      On next $250 million
                              0.725%      On next $250 million
                              0.700%      On next $1.25 billion
                              0.650%      Over $2 billion
                              -----       ----------------------
Value Opportunity             0.700%      On first $250 million
                              0.650%      On next $250 million
                              0.625%      On next $250 million
                              0.600%      On next $1.25 billion
                              0.550%      Over $2 billion
                              -----       ----------------------
Growth                        0.700%      On first $250 million
                              0.650%      On next $250 million
                              0.625%      On next $250 million
                              0.600%      On next $1.25 billion
                              0.550%      Over $2 billion
                              -----       ----------------------
Mid Cap                       0.750%      On first $250 million
                              0.700%      On next $250 million
                              0.675%      On next $250 million
                              0.650%      On next $1.25 billion
                              0.600%      Over $2 billion
                              -----       ----------------------
Small Company                 0.850%      On first $250 million
                              0.800%      On next $250 million
                              0.775%      On next $250 million
                              0.750%      On next $1.25 billion
                              0.725%      Over $2 billion
                              -----       ----------------------
International                 0.850%      On first $250 million
                              0.800%      On next $250 million
                              0.775%      On next $250 million
                              0.750%      On next $1.25 billion
                              0.700%      Over $2 billion
                              -----       ----------------------
Index Plus Large Cap          0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $250 million
                              0.400%      On next $1 billion
                              0.375%      Over $2 billion
                              -----       ----------------------
Index Plus Mid Cap            0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $1.25 billion
                              0.375%      Over $2 billion
                              -----       ----------------------
Index Plus Small Cap          0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $1.25 billion
                              0.375%      Over $2 billion
                              -----       ----------------------

                                                Aetna Mutual Funds Prospectus 33

                    Advisory Fee             Assets

Index Plus Bond          0.350%      On first $250 million
                         0.350%      On next $250 million
                         0.325%      On next $250 million
                         0.300%      On next $1.25 billion
                         0.275%      Over $2 billion
                         -----       ----------------------
Ascent Fund              0.800%      On first $500 million
                         0.775%      On next $500 million
                         0.750%      On next $500 million
                         0.725%      On next $500 million
                         0.700%      Over $2 billion
                         -----       ----------------------
Crossroads Fund          0.800%      On first $500 million
                         0.775%      On next $500 million
                         0.750%      On next $500 million
                         0.725%      On next $500 million
                         0.700%      Over $2 billion
                         -----       ----------------------
Legacy Fund              0.800%      On first $500 million
                         0.775%      On next $500 million
                         0.750%      On next $500 million
                         0.725%      On next $500 million
                         0.700%      Over $2 billion
                         -----       ----------------------

Administrator The Fund, on behalf of each Series, has appointed Aeltus as administrator for each Series. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the Transfer Agent and custodians, shareholder communications, calculation of the NAV and other financial reports prepared for the Series (collectively referred to as Administrative Services). For these services, each Series pays Aeltus a fee at an annual rate of 0.10% of its average daily net assets. As administrator, Aeltus may contract with other entities to perform certain Administrative Services.

Principal Underwriter AISI is the principal underwriter for the Fund. AISI is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc. AISI contracts with various broker-dealers, including one or more of its affiliates, for distribution of shares.

Transfer Agent Firstar Trust Company, located at 615 E. Michigan Street, Milwaukee, WI 53202, acts as the Fund's transfer and dividend-paying agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Series Expenses Each Series bears the costs of its operations. Expenses directly attributable to a Series are charged to that Series. Some expenses are allocated among all Series of the Fund in proportion to the net assets of each Series and some expenses are allocated equally to each Series. Series expenses are included in the Fee Tables.

--------------------------------------------------------------------------------
Portfolio Management
--------------------------------------------------------------------------------

The following individuals are primarily responsible for the day-to-day management of the Series, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Series.

Money Market and Bond Fund Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market and Bond Fund since January 1992. Ms. Wong-Boehm joined Aetna Life Insurance and Annuity Company (Aetna) in 1983 as a fixed income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.

Aetna Government Fund Hugh T.M. Whelan, Vice President, Aeltus, has been managing the Aetna Government Fund since January 1997. Mr. Whelan joined Aeltus in 1989 and manages fixed-income portfolios employing different strategies.

High Yield Gail Bruhn, Vice President, Aeltus. Ms. Bruhn has been managing High Yield since its inception in February 1998. She currently manages high yield securities for several private investment funds managed by Aeltus. Ms. Bruhn joined Aeltus in 1995 as High Yield's Portfolio Manager after spending 12 years with CIGNA Investments.

Balanced John Y. Kim, President and Chief Investment Officer, Aeltus. Mr. Kim has been managing Balanced since May 1994. He joined Aetna in 1983 and in 1989 advanced to Senior Investment Officer. In 1989, Mr. Kim was named Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations and later became Vice President and a Senior Portfolio Manager. In 1993, Mr. Kim joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to Aetna as its Chief Investment Officer.

Growth and Income Kevin Means, Managing Director, Aeltus, has been managing Growth and Income since July 1994. Mr. Means joined Aetna in July 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston


34 Aetna Mutual Funds Prospectus
since 1993. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of Growth and Income.

Real Estate Yaniv Tepper, Vice President, Aeltus. Mr. Tepper has been managing Real Estate since its inception in February 1998. He has been managing real estate securities for several investment funds managed by Aeltus since 1994. Mr. Tepper joined the Aetna organization in 1994 as an Associate in the Real Estate Investments Group. Prior thereto, Mr. Tepper consulted in the area of real estate finance.

Growth Peter Canoni, Managing Director, Aeltus, and Kenneth H. Bragdon, Vice President, Aeltus, are the co-managers for Growth. Mr. Canoni managed the fund since its inception, with Mr. Bragdon's assistance. Mr. Bragdon became co-manager in mid-1997. Mr. Canoni has worked as a fund manager for Aeltus since 1980. Mr. Bragdon has been with Aetna since 1978 and has 27 years of experience in the investment business.

Value Opportunity Peter Canoni, Managing Director, Aeltus, has been managing Value Opportunity since its inception in February 1998. Mr. Canoni has worked as a fund manager for Aeltus since 1980.

Mid Cap Donald Townswick, Vice President, Aeltus. Mr. Townswick has been managing Mid Cap since its inception in February 1998. He currently manages small- and mid-cap stocks for several investment funds managed by Aeltus. Mr. Townswick joined Aetna in July 1994 after serving as a Vice President at INVESCO Management and Research for two years.

Small Company Thomas DiBella, Vice President, Aeltus, has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of small-capitalization portfolios.

International Vince Fioramonti, Vice President, Aeltus, has been managing International since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap Geoffrey A. Brod, Vice President, Aeltus. Mr. Brod has been managing Index Plus Large Cap since its inception in December 1996. He has been managing Index Plus Mid Cap and Index Plus Small Cap since each Series' inception in February 1998. He has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Index Plus Bond Christie Bull, Vice President, Aeltus. Ms. Bull has been managing Index Plus Bond since its inception in February 1998. She has been managing fixed income securities for several private accounts managed by Aeltus. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979.

Ascent Fund, Crossroads Fund, Legacy Fund Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for the Generation Funds and has been responsible for determining the allocation of each Series' investments since their inception in January 1995. Mr. Means is responsible for the selection of large capitalization stocks for the Generation Funds. Mr. Means is supported by a team of investment professionals, each of whom focuses on a particular asset class:

     Vince Fioramonti, Vice President, Aeltus, has been managing international stocks and non-U.S. dollar government bonds for several Aeltus investment funds.

     Yaniv Tepper, Vice President, Aeltus, has responsibility for Real Estate Investment Trust (REIT) holdings on the equity side, and non-agency mortgage-backed securities on the fixed income side. Mr. Tepper has been managing real estate securities for several investment funds managed by Aeltus since 1994.

     Donald Townswick, Vice President, Aeltus, has been managing small- and mid-cap stocks for several investment funds managed by Aeltus.

     Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing U.S. Dollar Bonds and Money Market Investment.

--------------------------------------------------------------------------------
Distributions

Fund Distributions

[square bullet] Money Market declares dividends daily and pays monthly.

[square bullet] Aetna Government Fund, Bond Fund, High Yield and Index Plus Bond
                declare and pay dividends monthly.

[square bullet] Balanced and Growth and Income declare and pay dividends semiannually.

[square bullet] All other Series declare and pay dividends annually.

     All capital gains distributions, if any, are paid on an annual basis. Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Series. Capital gains distributions are derived from each Series' realized long-term capital gains. The per share dividends and distributions of Class I shares may be higher than the per share dividends and distributions of the Class A as a result of the distribution fees applicable to Class A.

     Money Market shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.


                                                Aetna Mutual Funds Prospectus 35

     Both income dividends and capital gains distributions are paid by each Series on a per share basis. As a result, at the time of such payment, the NAV per share of a Series (except Money Market) will be reduced by the amount of such payment.

Distribution Options When completing an application, you must select one of the following options for dividends and capital gains distributions:

[square bullet] Full Reinvestment -- Both dividends and capital gains distributions from a Series will be reinvested in additional shares of the same class of that Series. This option will be selected automatically unless one of the other options is specified.

[square bullet] Or . . . Capital Gains Reinvestment -- Capital gains distributions from a Series will be reinvested in additional shares of the same class of that Series and all net income from dividends will be distributed in cash.

[square bullet] Or . . . All Cash -- Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Series of the Fund. To request information or to initiate a transaction, please call 1-800-367-7732.

     If you make no selection, income dividends and capital gains distributions with respect to a particular Series will be reinvested in additional shares of that Series. Distributions paid in shares will be credited to your account at the next determined NAV per share.

     Changes to the above options will be effective for distributions occurring ten days after the date written notification is received by the Transfer Agent.

--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------

Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to the Statement for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.

Shareholder Distributions Each Series intends to qualify for treatment under Subchapter M of the Internal Revenue Code (IRC), as amended. By distributing all of its income and meeting certain other requirements relating to the source of its income and diversification of its assets, the Series will not be liable for federal income or excise taxes. Therefore, each Series will attempt to distribute all of its net income and gains to shareholders. Such distributions will be taxable income or capital gains to the shareholders and not the Series. Distributions of net long-term capital gains are taxable to the shareholders as long-term capital gains regardless of the length of time a shareholder has owned the shares. Distributions of net investment income and net short-term capital gains are taxable as ordinary income. Depending on a Series' investments, part or all of ordinary income dividends could be treated as: (1) U.S. Government Interest Dividends which are exempt from state and local taxes in some jurisdictions or (2) Qualifying Dividends which for eligible corporate shareholders qualify for the corporate dividends-received deduction.

     For individuals, the Taxpayer Relief Act of 1997 (the Relief Act) has created new mid-term capital gain rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the Relief Act has not expressly addressed this issue, it is expected that regulations issued pursuant thereto will provide that regulated investment companies such as the Fund must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains. For individuals, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than 18 months, will be subject to a maximum federal income tax rate of 20%, while ordinary income will be subject to a maximum rate of 39.6%. Mid-term capital gains, which are realized on the sale or exchange of capital assets held more than one year but not more than 18 months, will be subject to a maximum federal income tax rate of 28%.

     A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Series if, as is normally the case, the shares are capital assets in the shareholder's hands. For corporate shareholders, the capital gain or loss will be long-term if the shares have been held for more than one year. For shareholders that are individuals, the gain or loss will be long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

     Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known.

     If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Series will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Series as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their United States income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Series may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of


36 Aetna Mutual Funds Prospectus
foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Series.

     A Series' distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Series will send a statement to shareholders by January 31 indicating the tax status of distributions made during the previous year, and any foreign taxes passed-through to shareholders.

Buying a Dividend If you buy shares of a Series (other than Money Market) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Series will be treated as a taxable long-term or short-term capital gain or loss. Please see the Statement for information regarding any limitation on deductibility of such losses.

Tax Withholding When you fill out your application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the IRS. If you are subject to backup withholding or fail to properly certify your taxpayer identification number, the IRS can require the Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

Articles of Incorporation The Fund was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation (Articles) provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Fund currently offers 19 Series, all of which are described in this Prospectus.

Capital Stock The Articles currently authorize the issuance of 6.8 billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights. As of December 31, 1997, Aetna and its affiliates owned 23.05% of all outstanding shares of the Fund. Aetna and its affiliates may make additional investments in the Series.

Share Classes The Fund has obtained a ruling from the IRS with respect to certain Series described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Series' dividends or other distributions being regarded as preferential dividends under the Code. For additional information, see the Statement.

Shareholder Meetings The Fund is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Series' outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Series or one class of shares.


                                                Aetna Mutual Funds Prospectus 37

[Aetna logo]

        Aetna Series Fund, Inc.
        151 Farmington Avenue
        Hartford, CT 06156-8962
        1-800-238-6263

        Investment Adviser
        Aeltus Investment Management, Inc.
        242 Trumbull Street
        Hartford, CT 06103-1205

        Custodians
        Mellon Bank, N.A.
        One Mellon Bank Center
        Pittsburgh, PA 15258

        Brown Brothers Harriman & Company
        40 Water Street
        Boston, MA 02109

        Transfer Agent
        Firstar Trust Company
        P.O. Box 701
        Milwaukee, WI 53201-0701

        Independent Auditors
        KPMG Peat Marwick LLP
        CityPlace II
        Hartford, CT 06103-4103




          This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                 Class I Shares

                                                                           Aetna
[Aetna Logo]                                                        Mutual Funds
February 2, 1998                                                      Prospectus
--------------------------------------------------------------------------------
Aetna Series Fund, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (Series) with different investment objectives, policies and restrictions. Currently, each Series is authorized to offer two classes of shares, Class I shares (formerly Select Class shares) and Class A shares (formerly Adviser Class shares). Class I shares are no-load, which means you do not pay any sales charges, distribution or service fees.

This Prospectus sets forth concisely the information about the Fund and its Series that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. Additional information about the Fund and its Series, including a Statement of Additional Information (Statement) dated February 2, 1998, has been filed with the Securities and Exchange Commission (Commission). The Statement is incorporated by reference into this Prospectus and is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).

This Prospectus is for investors purchasing or considering purchase of Class I shares. A separate Prospectus is available for investors eligible to purchase Class A shares. Sales charges and expenses vary, and thus performance will vary, with respect to each class.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investment Objectives
--------------------------------------------------------------------------------
Aetna Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Series are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna High Yield Fund seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation (S&P) or lower than Baa3 by Moody's Investors Services, Inc. (Moody's).

Aetna Balanced Fund (formerly The Aetna Fund) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Aetna Real Estate Securities Fund seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Aetna Value Opportunity Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Aetna Value Opportunity Fund will use a value-oriented approach to stock selection.

Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Aetna Mid Cap Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Aetna Small Company Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Aetna International Fund (formerly Aetna International Growth Fund) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

Aetna Index Plus Large Cap Fund (formerly Aetna Index Plus Fund) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index (S&P 500), a stock market index comprised of 500 common stocks selected by S&P.

Aetna Index Plus Mid Cap Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P MidCap 400 Index (S&P
400), a stock market index comprised of 400 common stocks selected by S&P, while maintaining a market level of risk.

Aetna Index Plus Small Cap Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P SmallCap 600 Index (S&P 600), a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Aetna Index Plus Bond Fund seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index
(LBAB), an unmanaged index comprised of approximately 6,000 securities.

Aetna Ascent Fund seeks to provide capital appreciation.

Aetna Crossroads Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Aetna Legacy Fund seeks to provide total return consistent with preservation of capital.

2 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Highlights ......................................     4
Fee Tables ......................................     5
Financial Highlights ............................     8
Description of the Fund .........................    15
Risk Factors and Other Considerations ...........    21
Concentration ...................................    24
Performance .....................................    24
Net Asset Value .................................    25
How to Open an Account ..........................    25
How to Purchase Shares ..........................    26
How to Redeem Shares ............................    27
Shareholder Services and Other Features .........    28
Cross Investing .................................    29
Management ......................................    30
Portfolio Management ............................    32
Distributions ...................................    33
Taxes ...........................................    34
General Information .............................    35


                                                 Aetna Mutual Funds Prospectus 3

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

What is a Mutual Fund and What are its Advantages? A mutual fund pools the money of a number of investors and invests in a portfolio of securities on their behalf. Mutual funds allow you to spread risk through diversification and to benefit from professional management.

What Series are Offered? This Prospectus offers the following Series, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (1940 Act). See "Description of the Fund."

[square bullet] Aetna Money Market Fund (Money Market)

[square bullet] Aetna Government Fund

[square bullet] Aetna Bond Fund (Bond Fund)

[square bullet] Aetna High Yield Fund (High Yield)

[square bullet] Aetna Balanced Fund (Balanced, formerly The Aetna Fund)

[square bullet] Aetna Growth and Income Fund (Growth and Income)

[square bullet] Aetna Real Estate Securities Fund (Real Estate)

[square bullet] Aetna Value Opportunity Fund (Value Opportunity)

[square bullet] Aetna Growth Fund (Growth)

[square bullet] Aetna Mid Cap Fund (Mid Cap)

[square bullet] Aetna Small Company Fund (Small Company)

[square bullet] Aetna International Fund (International, formerly Aetna
                International Growth)

[square bullet] Aetna Index Plus Large Cap Fund (Index Plus Large Cap, formerly
                Aetna Index Plus Fund)

[square bullet] Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)

[square bullet] Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

[square bullet] Aetna Index Plus Bond Fund (Index Plus Bond)

[square bullet] Aetna Ascent Fund (Ascent Fund)

[square bullet] Aetna Crossroads Fund (Crossroads Fund)

[square bullet] Aetna Legacy Fund (Legacy Fund)

What are the Risks? The different types of securities purchased and investment techniques used by each Series involve varying amounts of risk. For more information, see "Risk Factors and Other Considerations."

What is the Difference Between Class I and Class A Shares? The shares of each Series are divided into two classes: 1) Class I shares are shares that are offered to certain corporate retirement plans and certain wrap fee programs; salaried and retired employees of Aetna Life Insurance and Annuity Company and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees and members of their immediate families); certain insurance companies (including separate accounts); registered investment companies; all shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account; banks and independent trust companies investing on behalf of their clients for which they charge trust and investment management fees; certain Individual Retirement Account rollovers; members of the Board of Directors of the Fund (Board); and members of such other groups as may be approved by the Fund's Board from time to time; and 2) Class A shares are shares that are offered to accounts not eligible to buy Class I shares.

How Can I Purchase Shares? You may purchase shares by contacting your investment professional or completing an application and sending it as described under "How to Purchase Shares." Your initial purchase must be for a minimum of $1,000 for each Series, or with a minimum of $500 for Individual Retirement Accounts (IRA). Participants in employer-sponsored retirement plans should refer to their plan materials. We also offer a systematic investment program that enables you to purchase shares on a regular basis. See "Shareholder Services and Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day that the New York Stock Exchange (NYSE) is open for business. See "How to Redeem Shares" for further information.

Who is Managing the Assets? Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser for each of the Series. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect wholly-owned subsidiary of Aetna Inc. See "Management" for further information.

What if I have Additional Questions? Shareholders enjoy a high level of customer service. Please call 1-800-367-7732 if you have questions about your account or would like to initiate a transaction. Please call 1-800-238-6263 if you would like to receive an additional prospectus, application or information about the Fund.


4 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
Fee Tables
--------------------------------------------------------------------------------

The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as a shareholder. For a complete description of these charges and expenses, see "Management."

--------------------------------------------------------------------------------
                                    Class I

                       Shareholder Transaction Expenses

Class I shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.

--------------------------------------------------------------------------------
                                    Class I

                           Annual Operating Expenses
                (as a percentage of average daily net assets)1

                                                                                                   Total
                                                                                                 Operating
                                                                          Other Expenses      Expenses (after
                             Management Fee        Administrative Fee     (after expense     fee waiver/expense
                           (after fee waiver)     (after fee waiver)(1)   reimbursement)      reimbursement)(1)
                          --------------------   ---------------------   ----------------   -------------------
Money Market                       0.24%                  0.10%                 0.16%               0.50%
Aetna Government Fund              0.00%                  0.00%                 0.70%               0.70%
Bond Fund                          0.26%                  0.10%                 0.39%               0.75%
High Yield(2)                      0.45%                  0.10%                 0.40%               0.95%
Balanced                           0.80%                  0.10%                 0.19%               1.09%
Growth and Income                  0.63%                  0.10%                 0.12%               0.85%
Real Estate(2)                     0.80%                  0.10%                 0.40%               1.30%
Value Opportunity(2)               0.60%                  0.10%                 0.40%               1.10%
Growth                             0.70%                  0.10%                 0.22%               1.02%
Mid Cap(2)                         0.65%                  0.10%                 0.40%               1.15%
Small Company                      0.67%                  0.10%                 0.48%               1.25%
International                      0.63%                  0.10%                 0.62%               1.35%
Index Plus Large Cap               0.00%                  0.00%                 0.70%               0.70%
Index Plus Mid Cap(2)              0.25%                  0.10%                 0.40%               0.75%
Index Plus Small Cap(2)            0.25%                  0.10%                 0.40%               0.75%
Index Plus Bond(2)                 0.10%                  0.10%                 0.40%               0.60%
Ascent Fund                        0.55%                  0.10%                 0.55%               1.20%
Crossroads Fund                    0.49%                  0.10%                 0.61%               1.20%
Legacy Fund                        0.40%                  0.10%                 0.70%               1.20%

(1)From time to time, Aeltus may agree to waive all or a portion of its Management Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

The expenses shown above are based on the year ended October 31, 1997 and have been restated to reflect changes in the Administrative Services agreement. Previously, Class I shares (formerly Select Class shares) were assessed an Administrative Fee of 0.25%. Additionally, the expenses shown above reflect the most current fee waiver/expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for all Series except Balanced, Growth and Income, Real Estate and Growth. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Annual Operating Expenses would have been as follows:

                           Management     Administrative       Other            Total
                               Fee              Fee          Expenses     Operating Expenses
                          ------------   ----------------   ----------   -------------------
Money Market                   0.40%            0.10%           0.16%            0.66%
Aetna Government Fund          0.50%            0.10%           0.95%            1.55%
Bond Fund                      0.50%            0.10%           0.39%            0.99%
High Yield                     0.65%            0.10%           0.40%            1.15%
Value Opportunity              0.70%            0.10%           0.40%            1.20%
Mid Cap                        0.75%            0.10%           0.40%            1.25%
Small Company                  0.85%            0.10%           0.48%            1.43%
International                  0.85%            0.10%           0.62%            1.57%
Index Plus Large Cap           0.45%            0.10%           1.25%            1.80%
Index Plus Mid Cap             0.45%            0.10%           0.40%            0.95%
Index Plus Small Cap           0.45%            0.10%           0.40%            0.95%
Index Plus Bond                0.35%            0.10%           0.40%            0.85%
Ascent Fund                    0.80%            0.10%           0.56%            1.46%
Crossroads Fund                0.80%            0.10%           0.61%            1.51%
Legacy Fund                    0.80%            0.10%           0.70%            1.60%

(2)High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond commenced operations on February 2, 1998. Amounts reflected in "Other Expenses" and "Total Fund Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may be greater or less than estimated.
--------------------------------------------------------------------------------

                                                 Aetna Mutual Funds Prospectus 5

                                    Class I
                                    Example

Using the annual operating expenses percentages above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                           1 Year     3 Years     5 Years     10 Years
                          --------   ---------   ---------   ---------
Money Market                 $ 5        $16         $28         $ 63
Aetna Government Fund          7         22          39           87
Bond Fund                      8         24          42           93
High Yield                    10         30          53          117
Balanced                      11         35          60          133
Growth and Income              9         27          47          105
Real Estate                   13         41          71          157
Value Opportunity             11         35          61          134
Growth                        10         32          56          125
Mid Cap                       12         37          63          140
Small Company                 13         40          69          151
International                 14         43          74          162
Index Plus Large Cap           7         22          39           87
Index Plus Mid Cap             8         24          42           93
Index Plus Small Cap           8         24          42           93
Index Plus Bond                6         19          33           75
Ascent Fund                   12         38          66          145
Crossroads Fund               12         38          66          145
Legacy Fund                   12         38          66          145

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.
--------------------------------------------------------------------------------
Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional or 1-800-238-6263.


6 Aetna Mutual Funds Prospectus

                     [This page intentionally left blank]

                                                 Aetna Mutual Funds Prospectus 7

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
(for one outstanding share throughout each period)

The selected data presented below for, and as of the end of, each of the periods listed are obtained from the financial statements of Aetna Series Fund, Inc., which have been audited by KPMG Peat Marwick LLP, independent auditors. Additional information about the performance of each Series included in the tables is contained in the Fund's Annual Reports dated October 31, 1997. The Reports are incorporated herein by reference and are available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263. Financial statement information is not available for High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond, which commenced operations on February 2, 1998.
--------------------------------------------------------------------------------
                                  Class I Shares (formerly Select Class Shares)

                                                  Money Market
                                         -------------------------------
                                            Year ended      Year ended
                                          Oct. 31, 1997   Oct. 31, 1996
                                         --------------- ---------------
Net asset value per share, beginning
 of period                                 $   1.00         $  1.00
                                            -------         -------
Income From Investment
 Operations:
Net investment income                          0.05            0.05
Net realized and change in unrealized
 gain (loss)                                     --              --
                                            --------        --------
Total from investment operations               0.05            0.05
Less Distributions:
Dividends from net investment income          (0.05)          (0.05)
Dividends in excess of net investment
 income                                          --              --
                                            --------        --------
Net asset value per share,
 end of period                             $   1.00         $  1.00
                                            ========        ========
Total Return                                   5.49%           5.44%
Net assets, end of period (000's)          $273,710        $323,281
Ratio of total expenses to average net
 assets                                        0.37%           0.30%
Ratio of net investment income to
 average net assets                            5.31%           5.30%
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                    0.81%           0.83%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                    4.87%           4.78%
Portfolio turnover rate                          --              --
Average commission rate paid per share           --              --


                                                            Ten month
                                            Year ended     period ended     Year ended     Year ended
                                          Oct. 31, 1995   Oct. 31, 1994   Dec. 31, 1993   Dec. 31, 1992
                                         --------------- --------------- --------------- --------------
 Net asset value per share, beginning
  of period                               $   1.00           $   1.00        $   1.00         $   1.00
                                          --------           --------        --------         --------
 Income From Investment
  Operations:
 Net investment income                        0.06               0.03            0.03             0.04
 Net realized and change in unrealized
  gain (loss)                                   --                 --              --               --
                                          --------           --------        --------         --------
 Total from investment operations             0.06               0.03            0.03             0.04
 Less Distributions:
 Dividends from net investment income        (0.06)             (0.03)          (0.03)           (0.04)
 Dividends in excess of net investment
  income                                        --                 --              --               --
                                          --------           --------        --------         --------
 Net asset value per share,
  end of period                           $   1.00           $   1.00        $   1.00         $   1.00
                                          ========           ========        ========         ========
 Total Return                                 5.95%              3.33%           3.29%            3.98%
 Net assets, end of period (000's)        $275,524           $161,756        $107,844         $ 36,522
 Ratio of total expenses to average net
  assets                                      0.27%              0.21%(1)        0.00%            0.00%
 Ratio of net investment income to
  average net assets                          5.78%              4.05%(1)        3.33%            3.93%
 Ratio of net expense before
  reimbursement and waiver to average
  net assets                                  0.88%              0.85%(1)        0.95%            1.04%
 Ratio of net investment income before
  reimbursement and waiver to average
  net assets                                  5.17%              3.38%(1)        2.38%            2.87%
 Portfolio turnover rate                        --                 --              --               --
 Average commission rate paid per share         --                 --              --               --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

8 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     Aetna Government Fund
---------------------------------------------------------------
                                                   Ten month
   Year ended      Year ended      Year ended     period ended
 Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994
--------------- --------------- --------------- ---------------

   $   9.80         $ 10.01        $  9.41        $   10.00
   --------          -------        -------        ---------


       0.58            0.56           0.64             0.40

       0.21           (0.13)          0.59            (0.63)
   --------         -------        -------        ---------
       0.79            0.43           1.23            (0.23)
      (0.60)          (0.64)         (0.63)           (0.36)

         --              --              --              --
   --------         -------        --------       ---------

   $   9.99         $  9.80        $  10.01        $   9.41
   ========         =======        ========       =========
       8.39%           4.43%          13.58%          (2.37)%
   $ 10,217         $10,662        $ 19,154        $ 26,110

       0.70%           0.70%           0.70%           0.41%(1)

       5.91%           5.67%           6.79%           5.29%(1)


       1.70%           1.57%           1.30%           1.16%(1)


       4.91%           4.80%           6.19%           4.54%(1)
     147.78%          50.48%         117.31%          43.63%
         --              --              --              --


                     Aetna Government Fund                Bond Fund
--------------------------------------------------------------------------------------------------------------
                                                                   Ten month
   Year ended      Year ended      Year ended      Year ended     period ended     Year ended     Year ended
 Oct. 31, 1997   Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994   Dec. 31, 1993   Dec. 31, 1992
--------------- --------------- --------------- --------------- --------------- --------------- --------------

   $  9.80          $ 10.09         $ 10.27         $  9.58       $   10.37         $  9.99        $ 10.00
   --------         -------         -------         -------       ---------         -------        -------


       0.58            0.62            0.65            0.65            0.52            0.55           0.53

       0.21            0.13           (0.15)           0.65           (0.86)           0.45           0.16
   --------         -------         -------         -------       ---------         -------        -------
       0.79            0.75            0.50            1.30           (0.34)           1.00           0.69
      (0.60)          (0.62)          (0.68)          (0.61)          (0.45)          (0.55)         (0.53)

         --              --              --              --              --           (0.07)         (0.17)
   --------         -------         -------         -------       ---------         -------        -------

   $   9.99         $ 10.22         $ 10.09         $ 10.27       $    9.58         $ 10.37        $  9.99
   ========         =======         =======         =======       =========         =======        =======
       8.39%           7.72%           5.09%          14.06%          (3.31)%         10.20%          7.23%
   $ 10,217         $34,080         $28,864         $32,778       $  27,584         $46,788        $37,209

       0.70%           0.75%           0.75%           0.79%           0.76%(1)        0.47%          0.05%

       5.91%           6.07%           6.16%           6.56%           6.29%(1)        5.34%          5.44%


       1.70%           1.14%           1.16%           1.06%           1.06%(1)        1.01%          1.10%


       4.91%           5.68%           5.75%           6.25%           5.98%(1)        4.80%          4.39%
     147.78%          48.56%          42.33%          56.99%          51.80%          50.01%         57.05%
         --              --              --              --              --              --             --


                                                 Aetna Mutual Funds Prospectus 9

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
(for one outstanding share throughout each period)


--------------------------------------------------------------------------------
                                  Class I Shares (formerly Select Class Shares)



                                           Balanced (formerly the Aetna
                                                       Fund)
                                          -------------------------------
                                             Year ended      Year ended
                                           Oct. 31, 1997   Oct. 31, 1996
                                          --------------- ---------------
Net asset value per share, beginning of
 period                                      $  13.52        $   12.36
                                             ---------       ---------
Income From Investment
 Operations:
Net investment income                             0.33            0.31
Net realized and change in unrealized
 gain (loss)                                      2.04            1.77
                                             ---------       ---------
Total from investment operations                  2.37            2.08
Less Distributions:
Dividends from net investment income             (0.30)          (0.35)
Dividends in excess of net investment
 income                                             --              --
Distributions from net realized gains on
 investments                                     (1.50)          (0.57)
                                             ---------       ---------
Net asset value per share,
 end of period                               $   14.09       $   13.52
                                             =========       =========
Total Return                                     19.57%          17.63%
Net assets, end of period (000's)            $ 105,813       $  88,625
Ratio of total expenses to average net
 assets                                           1.24%           1.31%
Ratio of net investment income to
 average net assets                               2.43%           2.42%
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                       1.24%           1.31%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                       2.43%           2.42%
Portfolio turnover rate                         116.69%         117.88%
Average commission rate paid per share       $  0.0493       $  0.0557


                                                        Balanced (formerly the Aetna Fund)
                                          --------------------------------------------------------------
                                                             Ten month
                                             Year ended     period ended     Year ended     Year ended
                                           Oct. 31, 1995   Oct. 31, 1994   Dec. 31, 1993   Dec. 31, 1992
                                          --------------- --------------- --------------- --------------
Net asset value per share, beginning of
 period                                      $ 10.65        $   10.82         $ 10.18        $ 10.00
                                             --------       ---------         -------        -------
Income From Investment
 Operations:
Net investment income                            0.35            0.23            0.34           0.43
Net realized and change in unrealized
 gain (loss)                                     1.69           (0.28)           0.64           0.24
                                             -------        ---------         -------        -------
Total from investment operations                 2.04           (0.05)           0.98           0.67
Less Distributions:
Dividends from net investment income            (0.33)          (0.12)          (0.30)         (0.39)
Dividends in excess of net investment
 income                                            --              --           (0.01)         (0.10)
Distributions from net realized gains on
 investments                                       --              --           (0.03)            --
                                             --------       ---------         -------        -------
Net asset value per share,
 end of period                               $ 12.36        $   10.65         $ 10.82        $ 10.18
                                             ========       =========         =======        =======
Total Return                                    19.45%          (0.42)%          9.84%          6.64%
Net assets, end of period (000's)            $ 83,941       $  76,267         $63,982        $37,726
Ratio of total expenses to average net
 assets                                          1.27%           1.09%(1)        0.93%          0.07%
Ratio of net investment income to
 average net assets                              3.14%           2.65%(1)        3.21%          4.31%
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                      1.30%           1.32%(1)        1.34%          1.47%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                      3.11%           2.42%(1)        2.79%          2.91%
Portfolio turnover rate                        129.05%          86.10%          19.95%         13.35%
Average commission rate paid per share             --              --              --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

10 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Growth and Income
-----------------------------------------------------------------------------------------------
                                                   Ten month
   Year ended      Year ended      Year ended     period ended     Year ended      Year ended
 Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994   Dec. 31, 1993   Dec. 31, 1992
--------------- --------------- --------------- --------------- --------------- ---------------

   $  15.74        $   13.46       $  11.11       $  11.03         $ 10.51         $ 10.00
   --------        ---------       --------       --------         -------         -------


       0.15             0.19           0.21           0.12            0.19            0.26

       5.00             3.09           2.27           0.04            0.50            0.51
   --------        ---------       --------       --------         -------         -------
       5.15             3.28           2.48           0.16            0.69            0.77
      (0.21)           (0.24)         (0.13)         (0.08)          (0.16)          (0.26)

         --               --             --             --              --              --

      (2.60)           (0.76)            --             --          ( 0.01)             --
   --------        ---------       --------       --------         -------         -------

   $  18.08        $   15.74       $  13.46       $  11.11         $ 11.03         $ 10.51
   ========        =========       ========       ========         =======         =======
      37.44 %          25.69%         22.58%          1.40%           6.58%           7.81%
   $595,969        $ 377,784       $356,803       $301,360         $60,127         $31,473

       1.00%            1.08%          1.10%          0.92%(1)        1.13%           0.33%

       0.93%            1.35%          1.73%          1.51%(1)        1.77%           2.83%


       1.00%            1.08%          1.10%          1.03%(1)        1.27%           1.72%


       0.93%            1.35%          1.73%          1.39%(1)        1.55%           1.44%
     157.92%          106.09%        127.43%         54.13%          23.60%          14.44%
   $ 0.0474        $  0.0505             --             --              --              --



                                       Growth
--------------------------------------------------------------------------------
                                                                    Ten month
   Year ended      Year ended      Year ended      Year ended     period ended
 Oct. 31, 1997   Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995    Oct. 31, 1994
--------------- --------------- --------------- --------------- ----------------

   $  15.74        $   14.36       $   13.75       $  10.78        $   10.00
   --------        ---------       ---------       --------        ---------


       0.15             0.01            0.03           0.04             0.09

       5.00             3.88            2.39           3.02             0.69
   --------        ---------       ---------       --------        ---------
       5.15             3.89            2.42            3.06            0.78
      (0.21)           (0.03)          (0.05)         (0.08)              --

         --               --              --             --               --

      (2.60)           (1.20)          (1.76)         (0.01)              --
   --------        ---------       ---------       --------        ---------

   $  18.08          $ 17.02       $   14.36       $  13.75        $   10.78
   ========        =========       =========       ========        =========
      37.44%           28.95%          19.82%         28.79%            7.70%
   $595,969        $  82,186       $  45,473       $ 36,936        $  27,188

       1.00%            1.17%           1.28%          1.20%            0.92%(1)

       0.93%            0.08%           0.20%          0.36%            1.10%(1)


       1.00%            1.17%           1.28%          1.30%            1.42%(1)


       0.93%            0.08%           0.20%          0.26%            0.60%(1)
     157.92%          141.07%         144.19%        171.75%          120.32%
   $ 0.0474        $  0.0605       $  0.0598             --               --



                                                Aetna Mutual Funds Prospectus 11

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

(for one outstanding share throughout each period)


--------------------------------------------------------------------------------
                                  Class I Shares (formerly Select Class Shares)



                                            Index Plus Large Cap
                                            (formerly Aetna Index
                                                 Plus Fund)
                                           ----------------------
                                                 Period from
                                                Dec. 10, 1996
                                                     to
                                                Oct. 31, 1997
                                           ----------------------
Net asset value per share, beginning
 of period                                      $ 10.00
                                                -------
Income From Investment
 Operations:
Net investment income                              0.12
Net realized and change in unrealized
 gain (loss)                                       2.33
                                                -------
Total from investment operations                   2.45
Less Distributions:
Dividends from net investment income              (0.02)
Dividends in excess of net investment
 income                                              --
Distributions from net realized gains on
 investments                                         --
                                                -------
Net asset value per share, end of period        $ 12.43
                                                =======
Total Return                                      24.49%
Net assets, end of period (000's)               $10,876
Ratio of total expenses to average net
 assets                                            0.70%(1)
Ratio of net investment income to
 average net assets                                1.15%(1)
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                        1.95%(1)
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                       (0.11)%(1)
Portfolio turnover rate                           82.31%
Average commission rate paid per share          $0.0382



                                                                     Small Company
                                           ------------------------------------------------------------------
                                                                                                Ten month
                                              Year ended      Year ended      Year ended      period ended
                                            Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995     Oct. 31, 1994
                                           --------------- --------------- --------------- ------------------
Net asset value per share, beginning
 of period                                     $ 14.67         $ 13.52          $ 10.39        $ 10.00
                                               -------         -------          -------        -------
Income From Investment
 Operations:
Net investment income                            (0.06)          (0.08)              --           0.02
Net realized and change in unrealized
 gain (loss)                                      4.45            2.64             3.15           0.37
                                               -------         -------          -------        -------
Total from investment operations                  4.39            2.56             3.15           0.39
Less Distributions:
Dividends from net investment income                --              --            (0.02)            --
Dividends in excess of net investment
 income                                             --              --               --             --
Distributions from net realized gains on
 investments                                     (3.51)          (1.41)              --             --
                                               -------         -------          -------        -------
Net asset value per share, end of period       $ 15.55         $ 14.67          $ 13.52        $ 10.39
                                               =======         =======          =======        =======
Total Return                                     37.80%          19.78%           30.39%          3.90%
Net assets, end of period (000's)              $22,661         $32,125          $33,511        $25,879
Ratio of total expenses to average net
 assets                                           1.58%           1.44%            1.41%          1.15%(1)
Ratio of net investment income to
 average net assets                              (0.42)%         (0.53)%          (0.01)%         0.21%(1)
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                       1.58%           1.44%            1.49%          1.58%(1)
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                      (0.42)%         (0.53)%          (0.08)%        (0.22)%(1)
Portfolio turnover rate                         150.43%         163.21%          156.43%        116.28%
Average commission rate paid per share         $0.0575         $0.0575               --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

12 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   International (formerly Aetna International Growth Fund)
-----------------------------------------------------------------------------------------------
                                                   Ten month
   Year ended      Year ended      Year ended     period ended     Year ended      Year ended
 Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995   Oct. 31, 1994   Dec. 31, 1993   Dec. 31, 1992
--------------- --------------- --------------- --------------- --------------- ---------------

   $ 11.79          $ 10.62        $ 11.56         $ 11.17         $  8.88          $ 10.00
   -------          -------        -------         -------         -------          -------
      0.02             0.03            0.11           0.06            0.05             0.06

      2.89             1.59          (0.09)           0.33            2.65            (1.15)
   ------           -------        -------         -------         -------         ---------
      2.91             1.62            0.02           0.39            2.70            (1.09)
     (0.16)           (0.19)         (0.40)             --           (0.05)           (0.03)

        --               --             --              --           (0.34)              --

     (0.89)           (0.26)         (0.56)             --           (0.02)              --
   -------          -------        -------         -------         -------          -------
   $ 13.65          $ 11.79        $ 10.62         $ 11.56         $ 11.17          $  8.88
   =======          =======        =======         =======         =======          =======
     26.02%           15.61%         (0.04)%          3.49%          30.37%          (10.84)%
   $56,369          $45,786        $25,102         $31,479         $39,847          $26,640

      1.72%            2.17%          1.37%           1.66%(1)        1.48%            0.50%

      0.18%            0.40%          1.02%           0.71%(1)        0.50%            1.36%


      1.72%            2.17%          1.50%           1.80%(1)        1.77%            2.98%


      0.18%            0.40%          0.88%           0.57%(1)        0.20%           (1.12)%
    194.41%          135.92%         32.91%          81.67%         110.38%           81.74%
   $0.0115          $0.0178             --              --              --               --



                         Ascent Fund
----------------------------------------------------------------
                                                   Period from
                                                   Jan 4, 1995
   Year ended      Year ended      Year ended          to
 Oct. 31, 1997   Oct. 31, 1997   Oct. 31, 1996    Oct. 31, 1995
--------------- --------------- --------------- ----------------

    $ 11.79          $ 12.57         $ 11.67         $ 10.00
   --------          -------         -------         -------
       0.02             0.21            0.21            0.25

       2.89             2.92            2.04            1.42
    -------          -------         -------         -------
       2.91             3.13            2.25            1.67
      (0.16)           (0.25)          (0.38)

         --               --              --              --

      (0.89)           (0.97)          (0.97)             --
    -------          -------         -------         -------
    $ 13.65          $ 14.48         $ 12.57         $ 11.67
    =======          =======         =======         =======
      26.02%           26.59%          20.94%          16.70%
    $56,369          $27,359         $25,752         $20,433

       1.72%            1.52%           1.73%          1.38%(1)

       0.18%            1.53%           1.69%          2.80%(1)


       1.72%            1.61%             --              --


       0.18%            1.44%             --              --
     194.41%          162.80%         104.84%        164.09%
    $0.0115          $0.0342         $0.0349              --



                                                Aetna Mutual Funds Prospectus 13

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

(for one outstanding share throughout each period)


--------------------------------------------------------------------------------
                                  Class I Shares (formerly Select Class Shares)


                                                           Crossroads Fund
                                           -----------------------------------------------
                                                                             Period from
                                                                             Jan. 4, 1995
                                              Year ended      Year ended          to
                                            Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1995
                                           --------------- --------------- ---------------
Net asset value per share, beginning
 of period                                      $ 12.16         $ 11.53        $ 10.00
                                                -------         -------        -------
Income From Investment Operations:
Net investment income                              0.27            0.25           0.29
Net realized and change in unrealized
 gain (loss)                                       2.16            1.64           1.24
                                                -------         -------        -------
Total from investment operations                   2.43            1.89           1.53
Less Distributions:
Dividends from net investment income              (0.30)          (0.44)            --
Dividends in excess of net investment
 income                                              --              --             --
Distributions from net realized gains on
 investments                                      (1.00)         (0.82)             --
                                                -------         -------        -------
Net asset value per share, end of period        $ 13.29         $ 12.16        $ 11.53
                                                =======         =======        =======
Total Return                                      21.65%          17.66%         15.30%
Net assets, end of period (000's)               $26,028         $22,947        $20,370
Ratio of total expenses to average net
 assets                                            1.57%           1.74%         1.40%(1)
Ratio of net investment income to
 average net assets                                2.13%           2.18%         3.26%(1)
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                        1.66%             --             --
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                        2.05%             --             --
Portfolio turnover rate                          161.75%         107.40%       166.93%
Average commission rate paid per share          $0.0309         $0.0350             --



                                                             Legacy Fund
                                           ------------------------------------------------
                                                                              Period from
                                                                             Jan. 4, 1995
                                              Year ended      Year ended          to
                                            Oct. 31, 1997   Oct. 31, 1996    Oct. 31, 1995
                                           --------------- --------------- ----------------
Net asset value per share, beginning
 of period                                      $ 11.64        $ 11.41          $ 10.00
                                                -------        -------          -------
Income From Investment Operations:
Net investment income                              0.32           0.29             0.33
Net realized and change in unrealized
 gain (loss)                                       1.41           1.20             1.08
                                                -------        -------          -------
Total from investment operations                1.73              1.49             1.41
Less Distributions:
Dividends from net investment income             (0.33)          (0.50)              --
Dividends in excess of net investment
 income                                              --             --               --
Distributions from net realized gains on
 investments                                      (0.89)         (0.76)              --
                                                -------        -------          -------
Net asset value per share, end of period        $ 12.15        $ 11.64          $ 11.41
                                                =======        =======          =======
Total Return                                      15.94%         14.11%           14.10%
Net assets, end of period (000's)               $18,313        $22,326          $19,651
Ratio of total expenses to average net
 assets                                            1.63%          1.73%            1.42%(1)
Ratio of net investment income to
 average net assets                                2.77%          2.62%            3.75%(1)
Ratio of net expense before
 reimbursement and waiver to average
 net assets                                        1.75%            --               --
Ratio of net investment income before
 reimbursement and waiver to average
 net assets                                        2.65%            --               --
Portfolio turnover rate                          158.71%         91.62%          179.88%
Average commission rate paid per share          $0.0311        $0.0289               --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

14 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
Description of the Fund
--------------------------------------------------------------------------------

The Fund is a management investment company incorporated in the State of Maryland comprised of multiple Series, each of which is diversified under the 1940 Act. Each Series has an investment objective which is a fundamental policy. There can be no assurance that a Series will meet its investment objective. Each Series is subject to investment restrictions described in this Prospectus and in the Statement, some of which are fundamental policies. The fundamental investment policies of a Series may be changed only by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of that Series.

     The Fund offers two classes of shares. Class A and Class I shares differ as to sales charges and expenses. Different fees and expenses will affect performance. Class I shares are described herein.

     Shares of each class represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as any other class of the Series for matters that affect the Series as a whole. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law or (3) required to be voted on separately by the 1940 Act.

Money Market

Investment Objective Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Investment Policy Money Market invests only in dollar-denominated securities, including U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and foreign banks (provided that the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, corporate bonds and notes and other debt instruments. Money Market may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated. Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

     The remainder of Money Market's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to these securities, Money Market will not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer.

     Money Market will use nationally recognized rating agencies including, but not limited to, S&P and Moody's when determining security credit ratings. All investments will be determined to present minimal credit risks.

     Money Market's dollar weighted average maturity will not exceed 90 days. Although Aeltus will use its best efforts to maintain a constant net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in Money Market are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund

Investment Objective Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Aetna Government Fund invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

     Additionally, Aetna Government Fund may invest in options and futures (including options on futures), as more fully described below. Aetna Government Fund may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in STRIPs, zero coupon bonds and other fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

Bond Fund

Investment Objective Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Bond Fund will normally invest at least 65% of its total assets in high-grade corporate bonds, mortgage-related and other asset-backed and debt securities, and securities issued or guaranteed by the U.S. Government, its agencies or

                                                Aetna Mutual Funds Prospectus 15
instrumentalities. High-grade corporate bonds are securities rated A or above by S&P or by Moody's, and securities rated comparably by other nationally recognized statistical rating organizations, or considered by Aeltus to be of comparable quality.

     Additionally, Bond Fund may invest in options and futures (including options on futures), as more fully described below. Bond Fund may also enter into repurchase agreements, invest up to 5% of its total assets in equity securities, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Bond Fund will not invest more than 15% of the total value of its assets in high-yield bonds. Bond Fund may also invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and other debt securities.

     Bond Fund will not target any given maturity, thus giving it flexibility to invest in short- and long-term securities as market conditions change.

     As of October 31, 1997, the weighted average distribution of bonds based on S&P and Moody's bond ratings was 46.3% in AAA/Aaa, 11.2% in AA/Aa, 20.7% in A, 8.3% in BBB/Baa, 7.7% in BB/Ba, 2.0% in B, 1.5% in C, and 2.3% in unrated bonds.

High Yield

Investment Objective High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by S&P or lower than Baa3 by Moody's.

Investment Policy High Yield will normally invest at least 65% of its total assets in high-yield bonds. High Yield may also invest in other fixed income securities, equity interests, private securities, convertible securities and zero-coupon securities.

     Additionally, High Yield may invest in options and futures (including options on futures), as more fully described below. High Yield may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

     For more information about the risks associated with investing in high-yield bonds, see "Risk Factors and Other Considerations--High-Yield Bonds."

Balanced

Investment Objective Balanced seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Investment Policy An investment in Balanced may involve less investment risk than an investment in a portfolio consisting entirely of common stocks. Balanced will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments, in proportions that reflect the anticipated returns and risks of each asset class. Balanced generally will maintain at least 25% of its total assets in fixed income securities.

     Additionally, Balanced may invest in options and futures (including options on futures), as more fully described below. Balanced may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Balanced will not invest more than 15% of the total value of its assets in high-yield bonds.

     Aeltus employs current market statistics and economic indicators to forecast returns for each sector of the securities market for Balanced. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. Aeltus uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for Balanced.

Growth and Income

Investment Objective Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Investment Policy Growth and Income invests at least 65% of its assets in common stocks that Aeltus believes have significant potential for capital or income growth. It may also invest in convertible and non-convertible preferred stocks, debt securities, rights and warrants.

     Additionally, Growth and Income may invest in options and futures (including options on futures), as more fully described below. Growth and Income may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth and Income will not invest more than 15% of the total value of its assets in high-yield bonds.

Real Estate

Investment Objective Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Investment Policy Real Estate will normally invest at least 65% of its total assets in income-producing equity securities of publicly traded companies "principally engaged" in the real estate industry, which include those companies that, at the time of


16 Aetna Mutual Funds Prospectus
purchase, derive a significant proportion (at least 50%) of their revenues or profits from real estate operations or related services. Real Estate may also invest in convertible securities and preferred stocks.

     Additionally, Real Estate may invest in options and futures (including options on futures), as more fully described below. Real Estate may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Real Estate will not invest more than 15% of the total value of its assets in high-yield bonds.

     For more information about the risks associated with investing in real estate securities, see "Risk Factors and Other Considerations--Real Estate Securities."

Value Opportunity

Investment Objective Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Value Opportunity will use a value-oriented approach to stock selection.

Investment Policy Value Opportunity will normally invest at least 65% of its total assets in common stocks. It may also invest in convertible and non-convertible preferred stocks.

     Additionally, Value Opportunity may invest in options and futures (including options on futures), as more fully described below. Value Opportunity may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Value Opportunity will not invest more than 15% of the total value of its assets in high-yield bonds.

Growth

Investment Objective Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Investment Policy Growth will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.

     Additionally, Growth may invest in options and futures (including options on futures), as more fully described below. Growth may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth will not invest more than 15% of the total value of its assets in high-yield bonds.

Mid Cap

Investment Objective Mid Cap seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Investment Policy Under normal circumstances, Mid Cap will invest at least 65% of its assets in common stocks having market capitalizations at the time of purchase of between $800 million and $10 billion and will generally exclude common stocks that are not of a similar size (as measured by market capitalization) as stocks in the S&P 400.

     Additionally, Mid Cap may invest in options and futures (including options on futures), as more fully described below. Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

Small Company

Investment Objective Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Investment Policy Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.

     Additionally, Small Company may invest in options and futures (including options on futures), as more fully described below. Small Company may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Small Company will not invest more than 15% of the total value of its assets in high-yield bonds.

International

Investment Objective International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

Investment Policy International will invest at least 65% of its total assets among securities principally traded in three or more countries outside of North America.


                                                Aetna Mutual Funds Prospectus 17

     International will invest primarily in equity securities including securities convertible into stocks. International will invest in a broad spectrum of companies and industries. Further, from time to time International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality.

     Additionally, International may invest in options and futures (including options on futures), as more fully described below. International may also enter into repurchase agreements, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

Index Plus Large Cap

Investment Objective Index Plus Large Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500.

Investment Policy Index Plus Large Cap will attempt to be fully invested in common stocks. Under normal circumstances, Index Plus Large Cap will invest at least 90% of its assets in certain common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Large Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS LARGE CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. As Index Plus Large Cap invests primarily in common stocks, Index Plus Large Cap is subject to market risk, i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

     Index Plus Large Cap will generally include approximately 400 stocks included in the S&P 500. Index Plus Large Cap intends under normal circumstances to exclude common stocks which are not part of the S&P 500, and to exclude Aetna Inc. common stock.

     The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has similar market risk characteristics to the S&P 500, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Large Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Large Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Large Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Large Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets. Index Plus Large Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Large Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500.

Index Plus Mid Cap

Investment Objective Index Plus Mid Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 400, while maintaining a market level of risk.

Investment Policy Under normal circumstances, Index Plus Mid Cap will invest at least 90% of its assets in common stocks represented in the S&P 400. The S&P 400 is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies. Inclusion of a stock in the S&P 400 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Mid Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS MID CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

     Index Plus Mid Cap will generally exclude common stocks which are not part of the S&P 400.

     The weightings of stocks in the S&P 400 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 400 by creating a portfolio that has similar market risk characteristics to the S&P 400, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Mid Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Mid Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.


18 Aetna Mutual Funds Prospectus

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets. Index Plus Mid Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 400 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Mid Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 400.

Index Plus Small Cap

Investment Objective Index Plus Small Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 600, a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Investment Policy Under normal circumstances, Index Plus Small Cap will invest at least 90% of its assets in common stocks represented in the S&P 600. The S&P 600 is an unmanaged index comprising common stocks of approximately 600 small-capitalization companies. Inclusion of a stock in the S&P 600 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Small Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS SMALL CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY.

     Index Plus Small Cap will generally exclude common stocks which are not part of the S&P 600.

     The weightings of stocks in the S&P 600 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 600 by creating a portfolio that has similar market risk characteristics to the S&P 600, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

     Index Plus Small Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Small Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Small Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Small Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets. Index Plus Small Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 600 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Small Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 600.

Index Plus Bond

Investment Objective Index Plus Bond seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the LBAB, an unmanaged index comprised of approximately 6,000 securities.

Investment Policy Index Plus Bond will be actively managed in an attempt to achieve a total return which, before the recognition of fund expenses, exceeds the LBAB. Under normal circumstances, Index Plus Bond will invest at least 90% of its assets in fixed income investments and will exclude Aetna Inc. securities. The LBAB is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of the Lehman Brothers Indices are rebalanced monthly by market capitalization. Inclusion of a security in the LBAB in no way implies an opinion by Lehman Brothers as to the security's attractiveness as an investment. Index Plus Bond is neither sponsored by nor affiliated with Lehman Brothers. AN INVESTMENT IN INDEX PLUS BOND INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN FIXED INCOME SECURITIES GENERALLY.

     Index Plus Bond may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Bond may invest in options and futures (including options on futures), as more fully described below. Index Plus Bond may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Bond will not invest more than 15% of the total value of its assets in high-yield bonds.

     It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets. Index Plus Bond expects to achieve a correlation between the performance of its portfolio and that of the LBAB of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Bond, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the LBAB.


                                                Aetna Mutual Funds Prospectus 19

Ascent Fund, Crossroads Fund and Legacy Fund

Investment Objectives Ascent Fund seeks to provide capital appreciation.

     Crossroads Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

     Legacy Fund seeks to provide total return consistent with preservation of capital.

Investment Policies Ascent Fund, Crossroads Fund and Legacy Fund (collectively referred to as the "Generation Funds") have different asset allocation strategies, which correspond with different investment objectives and levels of investment risk. The strategies establish separate allocation benchmarks and ranges for each asset class. The benchmark allocations describe a typical asset allocation strategy under neutral market conditions. The allocation ranges describe the permissible range of asset allocations allowed. The ranges are designed to allow Aeltus to achieve optimal allocation of assets, based on different investment objectives and levels of investment risk. Aeltus may adjust the asset class mix of Ascent Fund, Crossroads Fund and/or Legacy Fund within the ranges described below.

     Ascent Fund is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

     Crossroads Fund is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance. Crossroads Fund will invest no more than 60% of its assets in any combination of the following asset classes: small-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

     Legacy Fund is managed for investors primarily seeking total return consistent with capital preservation, who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance. Legacy Fund will invest no more than 35% of its assets in any combination of the following asset classes: small-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

     The allocation benchmarks, asset class ranges and comparative indexes are shown below:


                       Ascent     Crossroads     Legacy     Comparative
Asset Class            Fund       Fund           Fund       Index
Equities
Large Capitalization Stocks                                 S&P 500 Index
 Range .............   0-60%      0-45%          0-30%
 Benchmark .........   20%        15%            10%
Small-Capitalization Stocks                                 Russell 2000 Small Cap
                                                            Stock Index
 Range .............   0-40%      0-30%          0-20%
 Benchmark .........   20%        15%            10%
International Stocks                                        Morgan Stanley Capital
                                                            International Europe,
 Range .............   0-40%      0-30%          0-20%
                                                            Australia and Far East Index
 Benchmark .........   20%        15%            10%
Real Estate Stocks                                          National Association of
                                                            Real Estate Investment
 Range .............   0-40%      0-30%          0-20%
                                                            Trusts Equity REIT Index
 Benchmark .........   20%        15%            10%
Fixed Income
U.S. Dollar Bonds                                           Salomon Brothers
                                                            Broad Investment
 Range .............   0-30%      0-70%          0-100%
                                                            Grade Index
 Benchmark .........   10%        25%            40%
International Bonds                                         Salomon Brothers
                                                            Non-U.S. World
 Range .............   0-20%      0-20%          0-20%
                                                            Government Bond Index
 Benchmark .........   10%        10%            10%
Money Market Instruments                                    91 Day T-Bill
 Range .............   0-30%      0-30%          0-30%
 Benchmark .........   0%         5%             10%

     Aeltus will allocate the assets of each of the Generation Funds within the specified ranges. The benchmark asset mix represents (1) how each of the Generation Funds may allocate its assets under neutral market conditions and (2) a basis for measuring the performance of each of the Generation Funds. Aeltus monitors a "hypothetical benchmark portfolio" consisting of a benchmark allocation in each comparative index. Aeltus may compare the performance of each of the Generation Funds to its corresponding hypothetical benchmark portfolio.

     The asset allocation of each of the Generation Funds may be above or below the benchmark allocation based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. If Aeltus believes that the


20 Aetna Mutual Funds Prospectus
expected return for a particular asset class is higher than normal relative to the other classes, investment in the class generally will be weighted more heavily than it would be in the applicable benchmark allocation. If the expected return for a particular asset class is less than normal in relation to the other classes, generally it will be underweighted relative to the applicable benchmark allocation.

     Aeltus regularly reviews the investment allocations of each of the Generation Funds and will vary the amount invested in each class within the ranges set forth above, depending upon its assessment of business, economic, market and other conditions. For example, Aeltus may adjust the allocation mix in response to changes in circumstances with respect to particular issuers or industries, in response to interest rate movements or other economic conditions. In determining the asset mix of a particular Generation Fund, Aeltus will consider many specific factors, including, among other things: the dividend discount model, expected returns, bond yields, price-to-earnings ratios, dividend yields and inflation. There can be no assurance that any given allocation is the optimal allocation, although Aeltus allocates assets in a manner it believes will aid in achieving each Series' investment objective.

     The asset allocation limits described above apply at the time of purchase of a particular security. Additionally, the Generation Funds may invest in options and futures (including options on futures), as more fully described below. The Generation Funds may also enter into repurchase agreements, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. The Generation Funds will not invest more than 15% of the total value of its assets in high-yield bonds.

--------------------------------------------------------------------------------
Risk Factors and Other Considerations
--------------------------------------------------------------------------------

General Considerations The different types of securities purchased and investment techniques used by Aeltus involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk.

Special Considerations Investors should be aware that the investment results of Balanced, Ascent Fund, Crossroads Fund and Legacy Fund partly depend upon Aeltus' ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

     While Aeltus has substantial experience in managing all asset classes, there can be no assurance that Aeltus will always allocate assets to the best performing sectors. A Series' performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although Aeltus (except with respect to Money Market) does not purchase securities with the intention of profiting from short-term trading, Aeltus may buy and sell securities when Aeltus believes such action is appropriate. Turnover rates for each of the Series in excess of 100% may result in higher transaction costs (which are borne directly by the respective Series) and a possible increase in short-term capital gains (or losses). See "Financial Highlights" for the actual turnover rates for the respective Series and see "Distributions," "Taxes" and the Statement for additional information.

     The average annual turnover rate of each of Real Estate, Value Opportunity, Mid Cap, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond Fund is not expected to exceed 175%. The average annual turnover rate of the High Yield Fund is not expected to exceed 250%.

Cash or Cash Equivalents Aeltus reserves the right to temporarily depart from a Series' investment objective by investing up to 100% of its assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents include commercial paper and other short-term instruments as deemed appropriate by Aeltus. In addition, all Series (except Money Market) reserve the right to deposit some or all of their uninvested cash balances into one or more joint accounts as authorized by the Commission.

All the Series may use the following:

Borrowing Each Series may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Series do not intend to borrow, except that they may invest in leveraged derivatives which have certain risks as outlined below. The Series may borrow for leveraging purposes only if after the borrowing, the value of the Series' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Series since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

Repurchase Agreements Each Series may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the Series may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Series to resell the instrument at a fixed price and time. Such agreements, although fully


                                                Aetna Mutual Funds Prospectus 21
collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Series to liquidate the collateral may be delayed or limited.

     The Directors have established credit standards for issuers of repurchase agreements entered into by the Series.

Asset-Backed Securities Each Series may purchase securities collateralized by a specified pool of assets including, but not limited to, credit card receivables, automobile, home equity, mobile home and recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Zero Coupon and Pay-in-Kind Bonds Each Series may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates.

Bank Obligations Each Series may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Illiquid and Restricted Securities Each Series may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus Large Cap and Money Market). Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Series may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Directors have established a policy to monitor the liquidity of securities acquired by the Series.

Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Series except Money Market may also use the following:

Derivatives In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, a Series may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or derives from) the value of an underlying asset, such as a security, interest rate, currency exchange rate or index. Derivatives that may be used by a Series include forward contracts, swaps, structured notes, collateralized mortgage obligations (CMOs) (see "Mortgage-Backed Securities" below), futures, options (see "Futures Contracts" and "Options" below), and U.S. Government derivatives. In addition, derivatives may be used to enhance a Series' yield.

     Some of these strategies, such as selling futures contracts, buying puts and writing calls, hedge against price fluctuations. Other strategies, such as writing puts, buying futures contracts, calls and interest rate swaps, tend to increase market exposure. In some cases, a Series may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than for hedging.

     The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. For purposes other than hedging, a Series will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Series, such as inverse floaters, interest-only and principal-only debt instruments. Each Series may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

Futures Contracts Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date. Investments in futures contracts or options on futures may be made subject to the limits discussed in the Statement. See "Risk Factors and Other Considerations--Derivatives" above.

     Certain risks are involved in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in a Series' total return and yield; possible reduction in value of the futures instrument; the inability of a Series to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.


22 Aetna Mutual Funds Prospectus

     The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Series. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

     The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 100% of Ascent Fund's total assets, 60% of Crossroads Fund's total assets and 30% of all other Series' total assets.

Options Each Series may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures. See the Statement for additional information. Options are agreements that for a fee or premium, give the holder the right, but not the obligation, to pay or settle for cash a certain amount of securities during a specified period or on a specified date. Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.

All Series except Money Market, Aetna Government Fund, and International may also use the following:

High-Yield Bonds These fixed income securities are rated BB/Ba or below, or, if unrated, are considered by Aeltus to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

     Although high-yield bonds are high risk investments, they may be purchased if they are thought to offer good value. This may happen if, for example, the rating agencies have, in Aeltus' opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

All Series except Money Market, Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may also use the following:

Real Estate Securities Real estate securities include interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern United States, or both.

     Real Estate may invest more than 25% of its total assets in any sector of the real estate industry. Due to Real Estate's policy of concentration in the real estate industry, adverse developments in that industry will have a greater impact on Real Estate, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in Real Estate include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

Aetna Government Fund, Bond Fund, High Yield, Balanced, Real Estate, Index Plus Bond, Ascent Fund, Crossroads Fund and Legacy Fund may also use the following:

Mortgage-Backed Securities Investments in mortgage-backed and other pass-through securities may be made. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as GNMA, FHLMC and FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Series may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, a Series may invest in CMOs and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are subject to prepayment risk similar to that associated with asset-backed securities.

All Series except Money Market, Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond may also use the following:

Small-Capitalization Equity Securities These securities are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

     Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or


                                                Aetna Mutual Funds Prospectus 23
erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

High Yield, Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, Index Plus Bond, Ascent Fund, Crossroads Fund and Legacy Fund may also use the following:

Supranational Agencies Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include but are not limited to: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Index Plus Large Cap, Ascent Fund, Crossroads Fund and Legacy Fund may invest up to 10% of their net assets in such securities.

--------------------------------------------------------------------------------
Concentration
--------------------------------------------------------------------------------

The Series (other than Real Estate) generally will not concentrate investments in any one industry. A Series may, however, invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of Money Market to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, banker's acceptances, or securities of banks. Also, a Series will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Series' total assets (100% in the case of Money Market). See the Statement for additional restrictions.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of each Series. Any such information will include the average annual total return of the Series calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

Each Series (except Money Market) calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Series at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and NAV per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost.

Private Account Performance Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity are recently organized and do not yet have long-term performance records. However, Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity have investment objectives, policies and strategies substantially similar to those employed by Aeltus with respect to certain Private Accounts. Thus, the performance information derived from these Private Accounts is deemed relevant to the investor. The performance of Index Plus Large Cap, Index Plus Bond, High Yield and Value Opportunity may vary from the Private Account composite information because their investments will vary over time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts, unlike the Fund, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the Private Accounts' performance.

     The Private Account Performance data, shown below, was calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR). AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.

     All Private Account Performance data was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees and brokerage commissions paid by Aeltus' Private Accounts, but do not reflect the deduction of custodial fees. Cash and equivalents are included in performance returns.


24 Aetna Mutual Funds Prospectus

     Set forth below is the historical performance of each of the comparable Private Accounts. Investors should not consider the performance of the Private Accounts as an indication of the future performance of the Series. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Private Accounts, which are significantly lower than those paid by the Series. Had higher expenses been charged to the Private Accounts, performance would have been lower. The results shown reflect the reinvestment of dividends and distributions.

     The following table shows average annualized total returns for the periods ending December 31, 1997, for the comparable private accounts and their respective benchmark indices. The Index Plus Large Cap information includes the performance of Index Plus Large Cap Series as well.

Private Account Composite Performance



                                INDEX PLUS LARGE CAP PRIVATE ACCOUNT COMPOSITE
                                                                                  SINCE             INCEPTION
                                              1 YEAR         5 YEARS            INCEPTION             DATE
Index Plus Large Cap (Class I, formerly
 Select Class)                             33.93%        N/A                       30.30%           12/10/96
Index Plus Large Cap Composite             34.58%        20.90%                    19.45%            10/1/91
S&P 500 Stock Index                        33.36%        20.27%                    18.81%            10/1/91
INDEX PLUS BOND PRIVATE ACCOUNT COMPOSITE
                                                                                 SINCE             INCEPTION
                                           1 YEAR        5 YEARS               INCEPTION              DATE
Index Plus Bond Composite                   9.11%         7.44%                     9.05%             4/1/87
LBAB Index                                  9.65%         7.48%                     9.18%             4/1/87
HIGH YIELD PRIVATE ACCOUNT COMPOSITE
                                                                                 SINCE             INCEPTION
                                           1 YEAR        5 YEARS               INCEPTION              DATE
High Yield Account                         18.38%        N/A                       14.98%             6/1/95
Merrill Lynch High Yield Index             12.83%        N/A                       12.09%             6/1/95
VALUE OPPORTUNITY PRIVATE ACCOUNT COMPOSITE
                                                                                 SINCE             INCEPTION
                                           1 YEAR        5 YEARS               INCEPTION              DATE
Value Opportunity Composite                26.26%        21.02%                    23.13%            10/1/90
S&P 500 Stock Index                        33.36%        20.27%                    20.44%            10/1/90

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The Net Asset Value (NAV) per share of each Series is determined approximately 15 minutes after the close of the NYSE (usually 4:15 p.m. eastern time) every day that the NYSE is open for business (Business Day). Except for Money Market, the NAV is computed by dividing the total value of a Series' assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. A Series' securities are valued primarily on the basis of market quotations. All other assets and securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, under the authority of the Directors. Money Market's portfolio securities are valued at their amortized cost. Money Market's use of amortized cost is part of its effort to maintain a constant NAV of $1.00 per share.

--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

To open an account, please contact your investment professional or complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000, or $500 for IRAs (including Roth IRAs). Once you have opened an account in a Series, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Series in the Fund. All checks must be drawn on a bank located within the United States and payable in U.S. dollars. We reserve the right to refuse any order to buy shares. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Series. Minimums may also be waived in certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. See "Shareholder Services and Other Features--Systematic Investment."


                                                Aetna Mutual Funds Prospectus 25

--------------------------------------------------------------------------------
How to Purchase Shares
--------------------------------------------------------------------------------

Class I shares are no-load, which means you do not pay any sales charges, distribution or service fees. The public offering price of Class I shares is the Series' net asset value (See "Purchasing Shares"). Class I shares may be purchased through your investment professional, directly from the Fund, or through an employer-sponsored retirement plan, as described below. If you are purchasing shares through an employer-sponsored retirement plan, please refer to your plan materials.

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to Firstar Trust Company (Transfer Agent) as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       P.O. Box 701
       Milwaukee, WI 53201-0701

Correspondence mailed by overnight courier should be sent to the Transfer Agent as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       615 E. Michigan Street
       Milwaukee, WI 53202

You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by sending payments to the address listed above. Your letter should indicate your name, account number(s), the Series you wish to invest in, and the amount to be invested in each Series. When opening an account, your check should be made payable to the Fund. Cash, credit cards and third party checks cannot be used to open an account. The Transfer Agent will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Fund.

Purchase by Wire Once you are a shareholder of a Series, you may purchase additional shares through a wire transfer. Federal funds wire purchase orders will be accepted only when the Transfer Agent and custodian bank are open for business. Please instruct your bank to use the following instructions when wiring funds:

     Wire to:           Firstar Bank Milwaukee, N.A.
                        ABA # 075000022

     Credit to:         Firstar Trust Company
                        Account # 112-952-137

     Further Credit to: Name of Series
                        Shareholder Account Number
                        Shareholder Registration

     Please call 1-800-367-7732 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete instructions.

Purchase by Electronic Funds Transfer Once you are a shareholder in any Series of the Fund, you may purchase additional shares by using Electronic Funds Transfer (EFT) facilities under the Systematic Investment feature. See "Shareholder Services and Other Features." EFT will allow you to transfer money between a bank account and a specific Series. You must elect EFT capability in writing, on the application or subsequently by requesting the appropriate information.

Purchase by Exchange You may open an account or purchase additional shares by making an exchange from the same class of shares of any other Series of the Fund, provided shares of such Series may be legally sold in your state of residence.

     An exchange may be made by submitting a written request to make the exchange and specifying your name and account number(s), the name of the Series into which you wish to exchange, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail."

     You may also exchange your Class I shares by calling 1-800-367-7732. Please have available the Series' names, account number(s), your Social Security number or taxpayer identification number, address and the amount to be exchanged. Requests received prior to the close of regular trading on the NYSE, normally 4:00 p.m. eastern time, will be processed at the NAV determined on that Business Day. Exchange requests received after such time will be processed at the NAV determined on the following Business Day.

     You should carefully consider the following before making an exchange:

[square bullet] Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.

[square bullet] An exchange which represents an initial investment in a Series must meet the minimum investment requirements described under "How to Open an Account."

[square bullet] The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Series account that is not registered identically to the transferring Series account.

[square bullet] Following an investment in a Series, there is a required eight-
                day holding period or maximum allowed by law, if shorter, before those shares can be exchanged.


26 Aetna Mutual Funds Prospectus

     There is currently no limit on the number of exchanges. However, each Series reserves the right to suspend or terminate the exchange privilege for any person who makes more than five exchanges out of a Series per calendar year. In addition, each Series reserves the right to refuse exchange purchases by any person or group if, in Aeltus' judgment, the Series would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Series also reserves the right to revise the exchange privilege at any time.

     Purchases and exchanges should be made for investment purposes only. The Fund and each Series reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

     The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Series per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Series' net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the Transfer Agent at the above address or call 1-800-367-7732. The Fund has established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions may be recorded, and you will be asked for certain identifying information.

Purchasing Shares Shares of the Fund are purchased and redeemed at the NAV next determined after receipt of an order in acceptable form. For new accounts, if a completed and signed application accompanied by a check in payment for the shares is received by the Transfer Agent at its Milwaukee offices prior to the close of regular trading on the NYSE (usually 4:00 p.m. eastern time), the order will be processed at the NAV determined on that Business Day. Orders for additional investments (accompanied by a check or wire for purchase) and orders for exchanges that are received before the close of regular trading on the NYSE will be processed at the NAV determined that Business Day. Purchase orders received after the close of regular trading on the NYSE will be processed at the NAV determined on the following Business Day.

     The Fund may appoint certain institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Fund. For investors purchasing or redeeming shares in connection with programs offered by these Institutions, shares will be purchased or redeemed at the NAV determined that Business Day if the Institution accepts the investor's order before the close of the NYSE. Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf, subject to the Fund's approval. Thus, the Fund will be deemed to have received a purchase or redemption order when the Institution or, if applicable, the Institution's authorized designee, accepts the order.

     Investors participating in such a plan should refer to the Institution's materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares.

--------------------------------------------------------------------------------
How to Redeem Shares
--------------------------------------------------------------------------------

To redeem all or a portion of the shares in your account, a redemption request should be submitted through your investment professional or as described below. Shares will be redeemed at the NAV determined on that Business Day so long as the redemption request and all required documentation is received by the Transfer Agent at its Milwaukee offices prior to the close of regular trading on the NYSE, normally 4:00 p.m. eastern time. Redemption requests received after such time will be processed at the NAV determined on the following Business Day.

     A Series has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Series is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Series in any 90-day period. To the extent possible, the Series will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Series will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     The right to redeem shares may be suspended or payment therefor postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays;
(b) an emergency exists, as determined by the Commission, as a result of which
(i) disposal by a Series of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Series to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Series.

Redeem by Mail Shares of any Series may be redeemed by sending written instructions to the Transfer Agent. The instructions should identify the Series, the number of shares or dollar amount to be redeemed, your name and account number. The instructions must be signed by all person(s) required to sign for the Series account, exactly as the shares are registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of supporting documents such as corporate resolutions or trust instruments.


                                                Aetna Mutual Funds Prospectus 27

     Once a redemption request is received in good order, the Series will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Series, the Series may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Series will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days.

Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $12.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.

Redeem by Phone This option is available only if you have completed the pertinent portion of the application and have not submitted a change of address by telephone within the preceding 15 calendar days.

     To redeem shares by phone, please call 1-800-367-7732 and have ready your account number, account name, and the amount of the redemption. Telephone requests will be accepted:

[square bullet] If the request is for a minimum of $500 or a maximum $25,000

[square bullet] Unless you are selling shares in a Trust Company retirement plan account.

     Redemption proceeds will only be sent to a shareholder's address of record or to a bank account of a commercial bank located within the United States as shown on the Transfer Agent's records, provided the bank account is in the same name as that of the shareholder.

     The Fund reserves the right to amend telephone redemption procedures at any time upon notice to shareholders and may refuse a telephone redemption if it believes it advisable to do so.

     In order to arrange for telephone redemptions after an account has been opened or to change the bank account designated to receive redemption proceeds, a written request must be sent to Aetna Series Fund, Inc. at the address listed under "How to Purchase Shares Purchase by Mail," above. The request must be signed by all persons required to sign for the Series account, exactly as the account is registered. Certain nonindividual shareholders may also be required to furnish copies of supporting documentation, such as corporate resolutions or trust agreements.

Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Fund may waive the signature guarantee requirement for redemption requests for amounts of $25,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

     The Fund reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

     You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.

--------------------------------------------------------------------------------
Shareholder Services and Other Features
--------------------------------------------------------------------------------

The Fund offers several services to its shareholders. If you have questions about services offered or about your account or would like to initiate a transaction, please call 1-800-367-7732.

Certain features may not be available through employer-sponsored retirement plans. Please refer to your plan materials for specific information about services available under your plan.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Series account. If this minimum balance is not maintained, the Fund reserves the right to redeem all of your remaining shares in that Series and mail the proceeds to you at the address of record. Shares will be redeemed at NAV on the day the account is closed. The Fund will give you 60 days' notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum. The Fund will not redeem shares pursuant to this policy if the account balance falls below the minimum balance due solely to fluctuations in the market value of a Series' shares.

Tax-Deferred Retirement Plans The Fund can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are: IRAs, available to individuals who work and their spouses and 401(k) programs, available to corporations of all sizes to benefit their employees. Purchases made in connection with IRAs (including Roth IRAs) may be subject to an annual custodial fee of $12.50 per fund account, up to an annual cap of $25, which fee will be directly deducted from a shareholder's account.

Shareholder Information The Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as an historical transcript of your account and copies of canceled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could


28 Aetna Mutual Funds Prospectus
receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Systematic Investment The Systematic Investment feature, using the EFT capability (see "How to Purchase Shares-Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any Series. On the application, you may select the amount of money to be moved and the Series in which it will be invested. In order to elect EFT you must first have established an account, subject to the minimum amount specified above (See "How to Open an Account"). Thereafter, the minimum monthly Systematic Investment is currently $50 per Series, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days. See "How to Redeem Shares."

Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Series to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Series utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service Checkwriting is available with Money Market. There is currently no transaction charge for this service. However, the Transfer Agent will impose a $5.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the Transfer Agent. The checkwriting service is not available for IRAs or other retirement accounts.

TDD Service The Transfer Agent offers Telecommunication Device for the Deaf
(TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.

Changes to Service The Fund reserves the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.

Other Payments to Investment Representatives From time to time, Aetna Investment Services, Inc. (AISI) or its affiliates may make payments to other dealers and/or their agents who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. These payments are made from the resources of the paying entity so the price paid for shares and the value of the investment will be unaffected.

     Investment representatives may receive additional compensation from AISI or an affiliated company in connection with selling shares of the Fund. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to investment representatives who have sold or are expected to sell significant amounts of shares. Investment representatives may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory organization, such as the NASD.

--------------------------------------------------------------------------------
Cross Investing
--------------------------------------------------------------------------------

[square bullet] Dividend Investing--You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Series.

[square bullet] Systematic Exchange--You may establish an automatic exchange of shares from one Series to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "How to Purchase Shares--Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross Investing may only be made in a Series that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.


                                                Aetna Mutual Funds Prospectus 29

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------

Directors Each Series is managed under the supervision of the Fund's Board of Directors. The Directors set broad policies for the Fund and each of its Series. Information about the Directors is found in the Statement.

Investment Adviser Aeltus has entered into an investment advisory agreement with the Fund on behalf of each Series which provides that Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission.

Advisory Fees Listed below are the Advisory Fees that Aeltus is entitled to receive from each Series at an annual rate based on average daily net assets of each Series:

                           Advisory Fee            Assets
Money Market                   0.400%      On first $500 million
                               0.350%      On next $500 million
                               0.340%      On next $1 billion
                               0.330%      On next $1 billion
                               0.300%      Over $3 billion
                               -----       ----------------------
Aetna Government Fund          0.500%      On first $250 million
                               0.475%      On next $250 million
                               0.450%      On next $250 million
                               0.425%      On next $1.25 billion
                               0.400%      Over $2 billion
                               -----       ----------------------
Bond Fund                      0.500%      On first $250 million
                               0.475%      On next $250 million
                               0.450%      On next $250 million
                               0.425%      On next $1.25 billion
                               0.400%      Over $2 billion
                               -----       ----------------------
High Yield                     0.650%      On first $250 million
                               0.600%      On next $250 million
                               0.575%      On next $250 million
                               0.550%      On next $1.25 billion
                               0.500%      Over $2 billion
                               -----       ----------------------
Balanced                       0.800%      On first $500 million
                               0.750%      On next $500 million
                               0.700%      On next $1 billion
                               0.650%      Over $2 billion
                               -----       ----------------------
Growth and Income              0.700%      On first $250 million
                               0.650%      On next $250 million
                               0.625%      On next $250 million
                               0.600%      On next $1.25 billion
                               0.550%      Over $2 billion
                               -----       ----------------------
Real Estate                    0.800%      On first $250 million
                               0.750%      On next $250 million
                               0.725%      On next $250 million
                               0.700%      On next $1.25 billion
                               0.650%      Over $2 billion
                               -----       ----------------------
Value Opportunity              0.700%      On first $250 million
                               0.650%      On next $250 million
                               0.625%      On next $250 million
                               0.600%      On next $1.25 billion
                               0.550%      Over $2 billion
                               -----       ----------------------
Growth                         0.700%      On first $250 million
                               0.650%      On next $250 million
                               0.625%      On next $250 million
                               0.600%      On next $1.25 billion
                               0.550%      Over $2 billion
                               -----       ----------------------

30 Aetna Mutual Funds Prospectus

                         Advisory Fee             Assets
Mid Cap                       0.750%      On first $250 million
                              0.700%      On next $250 million
                              0.675%      On next $250 million
                              0.650%      On next $1.25 billion
                              0.600%      Over $2 billion
                              -----       ----------------------
Small Company                 0.850%      On first $250 million
                              0.800%      On next $250 million
                              0.775%      On next $250 million
                              0.750%      On next $1.25 billion
                              0.725%      Over $2 billion
                              -----       ----------------------
International                 0.850%      On first $250 million
                              0.800%      On next $250 million
                              0.775%      On next $250 million
                              0.750%      On next $1.25 billion
                              0.700%      Over $2 billion
                              -----       ----------------------
Index Plus Large Cap          0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $250 million
                              0.400%      On next $1 billion
                              0.375%      Over $2 billion
                              -----       ----------------------
Index Plus Mid Cap            0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $1.25 billion
                              0.375%      Over $2 billion
                              -----       ----------------------
Index Plus Small Cap          0.450%      On first $250 million
                              0.450%      On next $250 million
                              0.425%      On next $250 million
                              0.400%      On next $1.25 billion
                              0.375%      Over $2 billion
                              -----       ----------------------
Index Plus Bond               0.350%      On first $250 million
                              0.350%      On next $250 million
                              0.325%      On next $250 million
                              0.300%      On next $1.25 billion
                              0.275%      Over $2 billion
                              -----       ----------------------
Ascent Fund                   0.800%      On first $500 million
                              0.775%      On next $500 million
                              0.750%      On next $500 million
                              0.725%      On next $500 million
                              0.700%      Over $2 billion
                              -----       ----------------------
Crossroads Fund               0.800%      On first $500 million
                              0.775%      On next $500 million
                              0.750%      On next $500 million
                              0.725%      On next $500 million
                              0.700%      Over $2 billion
                              -----       ----------------------
Legacy Fund                   0.800%      On first $500 million
                              0.775%      On next $500 million
                              0.750%      On next $500 million
                              0.725%      On next $500 million
                              0.700%      Over $2 billion
                              -----       ----------------------

                                                Aetna Mutual Funds Prospectus 31

Administrator The Fund, on behalf of each Series, has appointed Aeltus as administrator for each Series. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the Transfer Agent and custodians, shareholder communications, calculation of the NAV and other financial reports prepared for the Series (collectively referred to as Administrative Services). For these services, each Series pays Aeltus a fee at an annual rate of 0.10% of its average daily net assets. As administrator, Aeltus may contract with other entities to perform certain Administrative Services.

Principal Underwriter AISI is the principal underwriter for the Fund. AISI is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc. AISI contracts with various broker-dealers, including one or more of its affiliates, for distribution of shares.

Transfer Agent Firstar Trust Company, located at 615 E. Michigan Street, Milwaukee, WI 53202, acts as the Fund's transfer and dividend-paying agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Series' Expenses Each Series bears the costs of its operations. Expenses directly attributable to a Series are charged to that Series. Some expenses are allocated among all Series of the Fund in proportion to the net assets of each Series and some expenses are allocated equally to each Series. Series expenses are included in the Fee Tables.

--------------------------------------------------------------------------------
Portfolio Management
--------------------------------------------------------------------------------

The following individuals are primarily responsible for the day-to-day management of the Series, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Series.

Money Market and Bond Fund Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market and Bond Fund since January 1992. Ms. Wong-Boehm joined Aetna Life Insurance and Annuity Company (Aetna) in 1983 as a fixed income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.

Aetna Government Fund Hugh T.M. Whelan, Vice President, Aeltus, has been managing the Aetna Government Fund since January 1997. Mr. Whelan joined Aeltus in 1989 and manages fixed-income portfolios employing different strategies.

High Yield Gail Bruhn, Vice President, Aeltus. Ms. Bruhn has been managing High Yield since its inception in February 1998. She currently manages high yield securities for several private investment funds managed by Aeltus. Ms. Bruhn joined Aeltus in 1995 as High Yield's Portfolio Manager after spending 12 years with CIGNA Investments.

Balanced John Y. Kim, President and Chief Investment Officer, Aeltus. Mr. Kim has been managing Balanced since May 1994. He joined Aetna in 1983 and in 1989 advanced to Senior Investment Officer. In 1989, Mr. Kim was named Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations and later became Vice President and a Senior Portfolio Manager. In 1993, Mr. Kim joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to Aetna as its Chief Investment Officer.

Growth and Income Kevin Means, Managing Director, Aeltus, has been managing Growth and Income since July 1994. Mr. Means joined Aetna in July 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston since 1993. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of Growth and Income.

Real Estate Yaniv Tepper, Vice President, Aeltus. Mr. Tepper has been managing Real Estate since its inception in February 1998. He has been managing real estate securities for several investment funds managed by Aeltus since 1994. Mr. Tepper joined the Aetna organization in 1994 as an Associate in the Real Estate Investments Group. Prior thereto, Mr. Tepper consulted in the area of real estate finance.

Growth Peter Canoni, Managing Director, Aeltus, and Kenneth H. Bragdon, Vice President, Aeltus, are the co-managers for Growth. Mr. Canoni managed the fund since its inception, with Mr. Bragdon's assistance. Mr. Bragdon became co-manager in mid-1997. Mr. Canoni has worked as a fund manager for Aeltus since 1980. Mr. Bragdon has been with Aetna since 1978 and has 27 years of experience in the investment business.

Value Opportunity Peter Canoni, Managing Director, Aeltus, has been managing Value Opportunity since its inception in February 1998. Mr. Canoni has worked as a fund manager for Aeltus since 1980.

Mid Cap Donald Townswick, Vice President, Aeltus. Mr. Townswick has been managing Mid Cap since its inception in February 1998. He currently manages small- and mid-cap stocks for several investment funds managed by Aeltus. Mr. Townswick joined Aetna in July 1994 after serving as a Vice President at INVESCO Management and Research for two years.

Small Company Thomas DiBella, Vice President, Aeltus, has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of small-capitalization portfolios.


32 Aetna Mutual Funds Prospectus

International Vince Fioramonti, Vice President, Aeltus, has been managing International since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap
Geoffrey A. Brod, Vice President, Aeltus. Mr. Brod has been managing Index Plus Large Cap since its inception in December 1996. He has been managing Index Plus Mid Cap and Index Plus Small Cap since each Series' inception in February 1998. He has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Index Plus Bond Christie Bull, Vice President, Aeltus. Ms. Bull has been managing Index Plus Bond since its inception in February 1998. She has been managing fixed income securities for several private accounts managed by Aeltus. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979.

Ascent Fund, Crossroads Fund, Legacy Fund Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for the Generation Funds and has been responsible for determining the allocation of each Series' investments since their inception in January 1995. Mr. Means is responsible for the selection of large capitalization stocks for the Generation Funds. Mr. Means is supported by a team of investment professionals, each of whom focuses on a particular asset class:

     Vince Fioramonti, Vice President, Aeltus, has been managing international stocks and non-U.S. dollar government bonds for several Aeltus investment funds.

     Yaniv Tepper, Vice President, Aeltus, has responsibility for Real Estate Investment Trust (REIT) holdings on the equity side, and non-agency mortgage-backed securities on the fixed income side. Mr. Tepper has been managing real estate securities for several investment funds managed by Aeltus since 1994.

     Donald Townswick, Vice President, Aeltus, has been managing small- and mid-cap stocks for several investment funds managed by Aeltus.

     Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing U.S. Dollar Bonds and Money Market Investment.

--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------

Fund Distributions

[square bullet] Money Market declares dividends daily and pays monthly.

[square bullet] Aetna Government Fund, Bond Fund, High Yield and Index Plus Bond
                declare and pay dividends monthly.

[square bullet] Balanced and Growth and Income declare and pay dividends semiannually.

[square bullet] All other Series declare and pay dividends annually.

     All capital gains distributions, if any, are paid on an annual basis. Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Series. Capital gains distributions are derived from each Series' realized long-term capital gains. The per share dividends and distributions of Class I shares may be higher than the per share dividends and distributions of the Class A as a result of the distribution fees applicable to Class A.

     Money Market shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.

     Both income dividends and capital gains distributions are paid by each Series on a per share basis. As a result, at the time of such payment, the NAV per share of a Series (except Money Market) will be reduced by the amount of such payment.

Distribution Options When completing an application, you must select one of the following options for dividends and capital gains distributions:

[square bullet] Full Reinvestment--Both dividends and capital gains distributions from a Series will be reinvested in additional shares of the same class of that Series. This option will be selected automatically unless one of the other options is specified.

[square bullet] Or . . . Capital Gains Reinvestment--Capital gains distributions from a Series will be reinvested in additional shares of the same class of that Series and all net income from dividends will be distributed in cash.

[square bullet] Or . . . All Cash--Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Series of the Fund. To request information or to initiate a transaction, please call 1-800-367-7732.

     If you make no selection, income dividends and capital gains distributions with respect to a particular Series will be reinvested in additional shares of that Series. Distributions paid in shares will be credited to your account at the next determined NAV per share.

     Changes to the above options will be effective for distributions occurring ten days after the date written notification is received by the Transfer Agent.


                                                Aetna Mutual Funds Prospectus 33

--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------

Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to the Statement for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.

Shareholder Distributions Each Series intends to qualify for treatment under Subchapter M of the Internal Revenue Code (IRC), as amended. By distributing all of its income and meeting certain other requirements relating to the source of its income and diversification of its assets, the Series will not be liable for federal income or excise taxes. Therefore, each Series will attempt to distribute all of its net income and gains to shareholders. Such distributions will be taxable income or capital gains to the shareholders and not the Series. Distributions of net long-term capital gains are taxable to the shareholders as long-term capital gains regardless of the length of time a shareholder has owned the shares. Distributions of net investment income and net short-term capital gains are taxable as ordinary income. Depending on a Series' investments, part or all of ordinary income dividends could be treated as: (1) U.S. Government Interest Dividends which are exempt from state and local taxes in some jurisdictions or (2) Qualifying Dividends which for eligible corporate shareholders qualify for the corporate dividends-received deduction.

     For individuals, the Taxpayer Relief Act of 1997 (the Relief Act) has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the Relief Act has not expressly addressed this issue, it is expected that regulations issued pursuant thereto will provide that regulated investment companies such as the Fund must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains. For individuals, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than 18 months, will be subject to a maximum federal income tax rate of 20%, while ordinary income will be subject to a maximum rate of 39.6%. Mid-term capital gains, which are realized on the sale or exchange of capital assets held more than one year but not more than 18 months, will be subject to a maximum federal income tax rate of 28%.

     A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Series if, as is normally the case, the shares are capital assets in the shareholder's hands. For corporate shareholders, the capital gain or loss will be long-term if the shares have been held for more than one year. For shareholders that are individuals, the gain or loss will be long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

     Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known.

     If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Series will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Series as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their United States income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Series may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Series.

     A Series' distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Series will send a statement to shareholders by January 31 indicating the tax status of distributions made during the previous year, and any foreign taxes passed-through to shareholders.

Buying a Dividend If you buy shares of a Series (other than Money Market) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Series will be treated as a taxable long-term or short-term capital gain or loss. Please see the Statement for information regarding any limitation on deductibility of such losses.

Tax Withholding When you fill out your application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the IRS. If you are subject to backup withholding or fail to properly certify your taxpayer identification number, the IRS can require the Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.


34 Aetna Mutual Funds Prospectus

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

Articles of Incorporation The Fund was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation (Articles) provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Fund currently offers 19 Series, all of which are described in this Prospectus.

Capital Stock The Articles currently authorize the issuance of 6.8 billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights. As of December 31, 1997, Aetna and its affiliates owned 23.05% of all outstanding shares of the Fund. Aetna and its affiliates may make additional investments in the Series.

Share Classes The Fund has obtained a ruling from the IRS with respect to certain Series described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Series' dividends or other distributions being regarded as preferential dividends under the Code. For additional information, see the Statement.

Shareholder Meetings The Fund is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Series' outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Series or one class of shares.


                                                Aetna Mutual Funds Prospectus 35

Aetna Logo  Aetna Series Fund, Inc.
            151 Farmington Avenue
            Hartford, CT 06156-8962
            1-800-238-6263


            Investment Adviser
            Aeltus Investment Management, Inc.
            242 Trumbull Street
            Hartford, CT 06103-1205


            Custodians
            Mellon Bank, N.A.
            One Mellon Bank Center
            Pittsburgh, PA 15258

            Brown Brothers Harriman & Company
            40 Water Street
            Boston, MA 02109


            Transfer Agent
            Firstar Trust Company
            P.O. Box 701
            Milwaukee, WI 53201-0701


           Independent Auditors
           KPMG Peat Marwick LLP
           CityPlace II
           Hartford, CT 06103-4103






        This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                             AETNA SERIES FUND, INC.
                       Class A Shares and Class I Shares
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962


          Statement of Additional Information dated: February 2, 1998

This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Series Fund, Inc. dated February 2, 1998. A free prospectus is available upon request by writing to Aetna Series Fund, Inc. at the address listed above or by calling 1-800-367-7732.




                     Read the prospectus before you invest.




TABLE OF CONTENTS                                                           Page
General Information and History ...........................................    2
Additional Investment Restrictions and Policies ...........................    2
Investment Techniques .....................................................    4
Directors and Officers ....................................................   15
Control Persons and Principal Shareholders ................................   18
The Investment Advisory Agreements ........................................   18
The Administrative Services Agreement .....................................   21
The License Agreement .....................................................   22
Custodian .................................................................   22
Independent Auditors ......................................................   22
Principal Underwriter .....................................................   22
Distribution Arrangements .................................................   22
Brokerage Allocation and Trading Policies .................................   23
Letter of Intent ..........................................................   25
Front-end Sales Load Waivers ..............................................   26
The Rule 12b-1 Plan .......................................................   26
Description of Shares .....................................................   27
Net Asset Value ...........................................................   27
Purchase and Redemption of Shares .........................................   28
Tax Status ................................................................   28
Performance Information ...................................................   33
Financial Statements ......................................................   35

                         GENERAL INFORMATION AND HISTORY

Aetna Series Fund, Inc. (Fund) is an open-end management investment company which consists of Series, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. Each Series is currently authorized to offer two classes of shares, Class A and Class I. The following Series are described in this Statement:

[bullet] Aetna Money Market Fund (Money Market)            [bullet] Aetna Small Company Fund (Small Company)
[bullet] Aetna Government Fund                             [bullet] Aetna International Fund (International, formerly
[bullet] Aetna Bond Fund (Bond Fund)                                International Growth)
[bullet] Aetna High Yield Fund (High Yield)                [bullet] Aetna Index Plus Large Cap Fund (Index Plus
[bullet] Aetna Balanced Fund (Balanced, formerly                    Large Cap, formerly Index Plus)
         The Aetna Fund)                                   [bullet] Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
[bullet] Aetna Growth and Income Fund (Growth and          [bullet] Aetna Index Plus Small Cap Fund (Index Plus
         Income)                                                    Small Cap)
[bullet] Aetna Real Estate Securities Fund (Real Estate)   [bullet] Aetna Index Plus Bond Fund (Index Plus Bond)
[bullet] Aetna Value Opportunity Fund (Value Opportunity)  [bullet] Aetna Ascent Fund (Ascent Fund)
[bullet] Aetna Growth Fund (Growth)                        [bullet] Aetna Crossroads Fund (Crossroads Fund)
[bullet] Aetna Mid Cap Fund (Mid Cap)                      [bullet] Aetna Legacy Fund (Legacy Fund)

The investment objective and general investment policies of each Series are described in the prospectus.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Series, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Series. This means the lesser of: (i) 67% of the shares of a Series present at a shareholders' meeting if the holders of more than 50% of the shares of that Series then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Series.

As a matter of fundamental policy, a Series will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Series' total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Real Estate, concentrate its investments in any one industry, except that a Series may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Legacy Fund, Crossroads Fund and Ascent Fund, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, or securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Series may (a) purchase bonds, debentures or other debt instruments, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Series' total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Series may enter into commitments to purchase securities in accordance with that Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Series (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Series may borrow money as authorized by the 1940 Act;

(5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Series may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Series may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Series holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Series may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

(7) borrow money, except that (a) a Series (other than Money Market) may enter into certain futures contracts and options related thereto; (b) a Series may enter into commitments to purchase securities in accordance with that Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Series may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Series (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Series' assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Series' assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Series will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Series, that Series may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

The Fund's Board of Directors (Directors) has adopted certain other investment restrictions which may be changed by the Directors and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, under such restrictions, the Series will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Series, as described in this Statement and in the prospectus;

(2) except for International, Ascent Fund, Crossroads Fund and Legacy Fund invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Series will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. Money Market may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase the securities of any other investment company, except as permitted under the 1940 Act;

(5) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(6) invest more than 15% (10% for Index Plus Large Cap and Money Market) of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(7) except for High Yield, Legacy Fund, Crossroads Fund and Ascent Fund invest more than 15% of the total value of its assets in high yield bonds (securities rated BB/Ba or lower by Standard & Poor's Corporation or Moody's Investors Service, Inc., or, if unrated, considered by Aeltus to be of comparable quality);

(8) except for Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond invest in securities issued by any entity listed in the Wall Street Journal's Quarterly "Corporate Performance Report" under the heading "Consumer, Noncyclical-Tobacco," or are otherwise determined by Aeltus to be primarily involved in the production or distribution of tobacco products.

Where a Series' investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

                              INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments

Each Series may use derivative instruments as described below and in the prospectus under "Description of the Fund" and "Risk Factors and Other Considerations." The following provides additional information about these instruments.

Futures Contracts--Each Series (other than Money Market) may enter into futures contracts as described in the prospectus but subject to restrictions described below under "Restrictions on the Use of Futures and Option Contracts." A Series may enter into futures contracts or options thereon, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Series with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Series' futures contracts. A margin deposit is intended to assure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Series. These daily payments to and from a Series are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Series will mark to market the current value of its open futures contracts. Each Series expects to earn interest income on its initial margin deposits.

When a Series buys or sells a futures contract, unless it already owns an offsetting position, it will maintain in a segregated account held by the custodian, liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Series relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

A Series can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Series involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Series' obligation might be more or less than the premium received when it originally wrote the option. Further, the Series might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Series (except Money Market) may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus subject to the restrictions described in this section and under "Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Series (except Money Market) may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

A Series (other than Money Market) may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Series' total assets (60% in the case of Crossroads Fund and 100% in the case of Ascent Fund) at market value and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. The Series, except Legacy Fund, Crossroads Fund and Ascent Fund, are subject to the following restriction: no Series may have call options outstanding at any one time on more than 30% of its total assets. No Series may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Series, except Legacy Fund, Crossroads Fund and Ascent Fund are subject to the following restriction: the Series may purchase call and sell put options only to close out positions previously opened. No Series will write a call option on a security unless it already owns it and will not write call options on when-issued securities. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. As evidence of its hedging intent, each Series expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Series in the cash market. Money Market may not enter into futures contracts or related options.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

A call option sold by a Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Series holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Series in liquid securities in a segregated account with its custodian.

Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond (collectively, the "Index Plus Funds"), may purchase and write call options on stock indices, including the S&P 500, as well as on any individual stock, as described below. The Index Plus Funds will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise the index, particularly if Aeltus considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise the index.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The Index Plus Funds may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that the Index Plus Fund(s) intends to purchase pending its ability to invest in such securities in an orderly manner.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Series, the Series will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is less than the exercise price of the put sold if the Series maintains in a segregated account with the custodian, liquid securities with an aggregate value equal to the difference. The writer of a put therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Series (except Money Market) may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets. A Series will not write a put if it will require more than 50% of the Series' net assets to be segregated to cover the put obligation.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Series (except Money Market) may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Series' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Series, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of a Series' custodian.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.

The premium received by a Series for writing call options will be recorded as a liability in the statement of assets and liabilities of that Series. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Series when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Series. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Series to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Series desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Series will be able to effect a closing transaction at a favorable price. If a Series cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Series will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Series (except Money Market) may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

A Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Series. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Series, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Series (except Money Market) may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Series (except Money Market) may write and purchase calls on foreign currencies. A Series (except Money Market) may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Series' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Series is covered if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Series (except

Money Market) on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Series collateralizes the position by maintaining in a segregated account with the Series' custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts--Each Series (except Money Market) may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Series (except Money Market) may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Series (except Money Market) may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Series may experience losses or gains on both the underlying security and the cross currency hedge.

Each Series (except Money Market) may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

There is no limitation as to the percentage of a Series' assets that may be committed to forward exchange contracts. The Series will not enter into a "cross hedge," unless it is denominated in a currency or currencies that Aeltus believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

The Fund's custodian will segregate securities of a Series or other liquid high-quality securities having a value equal to the aggregate amount of that Series' commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities segregated declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Series (except Money Market) may purchase a call option permitting the Series to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Series (except Money Market) may purchase a put option permitting the Series to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Series to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Series to sell a currency, the Series may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Series of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Series must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that to prevent it from being a commodity pool the Series enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Series' net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Series under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Series' loss will consist of the net amount of contractual interest payments that a Series has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Series' interest rate swap transactions on an ongoing basis. A Series will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Series and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus, the following sets forth certain information regarding the potential risks associated with a Series' transactions in derivatives.

Risk of Imperfect Correlation--A Series' ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Series might not be successful and the Series could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Series' overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Series would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Series will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Series.

The Series will purchase or sell futures contracts or options for hedging purposes only if, in Aeltus' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the assets being hedged for the hedge to be effective. There can be no assurance that Aeltus' judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Series to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Series will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Series, which could require the Series to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Series' ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Series' overall performance may be poorer than if it had not entered into any such contract. For example, if a Series has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Fund does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Series.

Repurchase Agreements

Each Series may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Directors. Under a repurchase agreement, a Series may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Series to resell the instrument at a fixed price and time, thereby determining the yield during the Series' holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Series. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Series. In that event, a Series may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Series' ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Series. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Series.

Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by a Series may have maturities of more than one year, provided: (i) the Series is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Series will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Series might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Series may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Series will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the limitations on illiquid securities set forth in this Statement.

Foreign Securities

Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Series (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Series, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Series' policy of investing in closed-end mutual funds, investors in the Series may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary

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Receipts (EDRs), which are similar to ADRs but may be listed and traded on a
European exchange as well as in the United States. Typically, these securities are traded on the Luxembourg exchange in Europe; and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Series might be converted to cash, and the Series could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Series buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the prospectus, the Series may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High-Yield Bonds

The Series, except Money Market, Aetna Government Fund and International may invest in high-yield bonds, subject to the limits described above, which bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Series' net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Series' objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized ratings agencies. The securities in which the Series invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

(1) Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high-yield bonds tend not to rise as much as the prices of these other bonds.

    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-yield bond owned by a Series defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Series' net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

(2) Payment Expectations. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

(3) Liquidity and Valuation Risks. Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

(4) Limitations of Credit Ratings. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Series' investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

(5) Legislation. Legislation may have a negative impact on the market for high-yield bonds, such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

All of the Series may invest in zero coupon securities and all Series except Money Market may invest in pay-in-kind securities. In addition, the Series may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Series may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

When-Issued or Delayed-Delivery Securities

During any period that a Series has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Series will segregate cash or liquid securities with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Series will be required to pay on settlement, additional assets may be required to be segregated. Such segregated assets could affect the Series' liquidity and ability to manage its portfolio. When a Series engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Series' incurring a loss or missing an opportunity to invest segregated assets more advantageously. A Series will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Series at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover

For the periods ended October 31, 1996 and October 31, 1997 the portfolio turnover rates were as follows:

                                           1996                 1997
      Aetna Government Fund               50.48%              147.78%
      Bond Fund                           42.33%               48.56%
      Balanced                           117.88%              116.69%
      Growth and Income                  106.09%              157.92%
      Growth                             144.19%              141.07%
      Small Company                      163.21%              150.43%
      International                      135.92%              194.41%
      Index Plus Large Cap*                N/A                 82.31%
      Ascent Fund                        104.84%              162.80%
      Crossroads Fund                    107.40%              161.75%
      Legacy Fund                         91.62%              158.71%

* Index Plus Large Cap commenced operations on December 10, 1996.

In 1997 the portfolio turnover rate for International was higher than expected because of the merger of Aetna Asian Growth into International which began in September 1996. In 1997 the portfolio turnover rates for Growth and Income, Ascent Fund, Crossroads Fund and Legacy Fund were higher because each of the funds reallocated a significant percentage of fund assets to smaller capitalization stocks. In 1997 the portfolio turnover rate for Aetna Government Fund was higher because of a change in portfolio managers which led to a reallocation of fund assets beginning in December, 1996.

                             DIRECTORS AND OFFICERS

The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Certain Directors and officers hold similar positions with investment companies in the same Fund Complex managed by Aetna Life Insurance and Annuity Company (Aetna) as the investment adviser. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Portfolio Partners, Inc.

|--------------------------|-------------------------|--------------------------------------------------------|
|                          | Position(s)             |  Principal Occupation During Past Five Years (and      |
|                          | Held with               |  Positions held with Affiliated Persons or Principal   |
|  Name Address and Age    | the Fund                |  Underwriters of the Fund)                             |
|--------------------------|-------------------------|--------------------------------------------------------|
|                          |                         |                                                        |
|  J. Scott Fox*           | Director and President  |  Director, Managing Director, Chief Operating          |
|  242 Trumbull Street     |                         |  Officer, Chief Financial Officer, Aeltus Investment   |
|  Hartford, Connecticut   |                         |  Management,Inc. (Aeltus), October 1997 to present;    |
|  Age 42                  |                         |  Vice President, Aetna Retirement Services, Inc.,      |
|                          |                         |  April 1997 to present; Director and Senior Vice       |
|                          |                         |  President, Aetna Retirement Holdings, Inc., April     |
|                          |                         |  1997 to present; Director and President, Aetna Life   |
|                          |                         |  Assignment Company, September 1997 to present;        |
|                          |                         |  Director and Senior Vice President, Aetna Life        |
|                          |                         |  Insurance and Annuity Company, March 1997 to          |
|                          |                         |  present; Director, Managing Director, Chief           |
|                          |                         |  Operating Officer, Chief Financial Officer and        |
|                          |                         |  Treasurer, Aeltus, April 1994 to March 1997;          |
|                          |                         |  Managing Director and Treasurer, Equitable Capital    |
|                          |                         |  Management Corp., March 1987 to September             |
|                          |                         |  1993; Director, Aeltus Capital, Inc., March 1996 to   |
|                          |                         |  July 1997; Managing Director, Chief Financial         |
|                          |                         |  Officer, Aeltus Capital, Inc., March 1996 to April    |
|                          |                         |  1997; Director, Aeltus Trust Company, Inc., May       |
|                          |                         |  1996 to July 1997; Managing Director, Chief           |
|                          |                         |  Operating Officer, Chief Financial Officer and        |
|                          |                         |  Treasurer, Aeltus Trust Company, Inc., May 1996 to    |
|                          |                         |  April 1997; Director and President, Aetna             |
|                          |                         |  Investment Management (Bermuda) Holding, Ltd.,        |
|                          |                         |  May 1996 to October 1997.                             |
|--------------------------|-------------------------|--------------------------------------------------------|
|  Wayne F. Baltzer        |  Vice President         |  Assistant Vice President, Aetna Life Insurance and    |
|  242 Trumbull Street     |                         |  Annuity Company, May 1991 to present; Vice            |
|  Hartford, Connecticut   |                         |  President, Aetna Investment Services, Inc., July      |
|  Age 54                  |                         |  1993 to present.                                      |
|--------------------------|-------------------------|--------------------------------------------------------|
|  Amy R. Doberman         | Secretary               |  Counsel, Aetna Life Insurance and Annuity             |
|  151 Farmington Avenue   |                         |  Company, December 1996 to present; Attorney,          |
|  Hartford, Connecticut   |                         |  Securities and Exchange Commission, March 1990        |
|  Age 35                  |                         |  to November 1996.                                     |
|--------------------------|-------------------------|--------------------------------------------------------|
|  Maria T. Fighetti       | Director                |  Manager/Attorney, Health Services, New York City      |
|  325 Piermont Road       |                         |  Department of Mental Health, Mental Retardation       |
|  Closter, New Jersey     |                         |  and Alcohol Services, 1973 to present.                |
|  Age 54                  |                         |                                                        |
|--------------------------|-------------------------|--------------------------------------------------------|
|  David L. Grove          | Director, Chairperson   |  Private Investor; Economic/Financial Consultant,      |
|  5 The Knoll             | Contract Committee      |  December 1985 to present.                             |
|  Armonk, New York        |                         |                                                        |
|  Age 79                  |                         |                                                        |
|--------------------------|-------------------------|--------------------------------------------------------|
|  John Y. Kim*            | Director                |  Director, President, Chief Executive Officer, Chief   |
|  242 Trumbull Street     |                         |  Investment Officer, Aeltus Investment Management,     |
|  Hartford, Connecticut   |                         |  Inc., December 1995 to present; Director, Aetna       |
|  Age 37                  |                         |  Life Insurance and Annuity Company, February          |
|                          |                         |  1995 to present; Senior Vice President, Aetna Life    |
|                          |                         |  Insurance and Annuity Company, September 1994         |
|                          |                         |  to present.                                           |
|--------------------------|-------------------------|--------------------------------------------------------|

|--------------------------|-------------------------|---------------------------------------------------------|
|                          | Position(s)             |  Principal Occupation During Past Five Years (and       |
|                          | Held with               |  Positions held with Affiliated Persons or Principal    |
|  Name Address and Age    | the Fund                |  Underwriters of the Fund)                              |
|--------------------------|-------------------------|---------------------------------------------------------|
|                          |                         |                                                         |
|  Sidney Koch             | Director                |  Financial Adviser, self-employed, January 1993 to      |
|  455 East 86th Street    |                         |  present.                                               |
|  New York, New York      |                         |                                                         |
|  Age 62                  |                         |                                                         |
|--------------------------|-------------------------|---------------------------------------------------------|
|  Frank Litwin            | Vice President          |  Managing Director, Aeltus Investment Management,       |
|  242 Trumbull Street     |                         |  Inc., August 1997 to present; Vice President,          |
|  Hartford, Connecticut   |                         |  Fidelity Investments Institutional Services Company,   |
|  Age 48                  |                         |  April 1992 to August 1997.                             |
|--------------------------|------------------------------------------------------------------------------------
|  Shaun P. Mathews*       | Director                |  Vice President/Senior Vice President, Aetna Life       |
|  151 Farmington Avenue   |                         |  Insurance and Annuity Company, March 1991 to           |
|  Hartford, Connecticut   |                         |  present; Vice President, Aetna Life Insurance          |
|  Age 42                  |                         |  Company, 1991 to present; Director and Senior Vice     |
|                          |                         |  President, Aetna Investment Services, Inc., July       |
|                          |                         |  1993 to present; Director and Senior Vice President,   |
|                          |                         |  Aetna Insurance Company of America, September          |
|                          |                         |  1992 to present.                                       |
|--------------------------|-------------------------|---------------------------------------------------------|
|  Corine T. Norgaard      | Director                |  Dean of the Barney School of Business, University      |
|  556 Wormwood Hill       |                         |  of Hartford (West Hartford, CT), August 1996 to        |
|  Mansfield Center,       |                         |  present; Professor, Accounting and Dean of the         |
|  Connecticut             |                         |  School of Management, Binghamton University            |
|  Age 60                  |                         |  (Binghamton, NY), August 1993 to August 1996;          |
|                          |                         |  Professor, Accounting, University of Connecticut       |
|                          |                         |  (Storrs, CT), September 1969 to June 1993;             |
|                          |                         |  Director, The Advest Group (holding company for        |
|                          |                         |  brokerage firm) through September 1996.                |
|--------------------------|-------------------------|---------------------------------------------------------|
|  Richard G. Scheide      | Director, Chairperson   |  Trust and Private Banking Consultant, David Ross       |
|  11 Lily Street          | Audit Committee         |  Palmer Consultants, July 1991 to present.              |
|  Nantucket,              |                         |                                                         |
|  Massachusetts           |                         |                                                         |
|  Age 68                  |                         |                                                         |
|--------------------------|-------------------------|---------------------------------------------------------|
|  Stephanie A. Taylor     | Treasurer and Chief     |  Director Mutual Fund Accounting, Aeltus                |
|  242 Trumbull Street     | Financial Officer       |  Investment Management, Inc., November 1995 to          |
|  Hartford, Connecticut   |                         |  present; Director Mutual Fund Accounting, Aetna        |
|  Age 44                  |                         |  Life Insurance and Annuity Company, August 1994        |
|                          |                         |  to November 1995; Assistant Vice President,            |
|                          |                         |  Investors Bank & Trust, January 1993 to August         |
|                          |                         |  1994.                                                  |
|--------------------------|-------------------------|---------------------------------------------------------|

During the period ended October 31, 1997, members of the Board of Directors who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. Members of the Board of Directors who are not affiliated as employees of Aetna Inc. or its subsidiaries received an annual retainer of $30,000 for service on the Board, and a fee of $5,000 for each meeting of such Board (equal to an aggregate annual fee of $25,000). They also received a fee of $3,000 per Audit Committee meeting, and $5,000 per Contract Committee meeting.

As of October 31, 1997, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.

|-----------------------------|--------------------------|-------------------------------------|
|                             | Aggregate Compensation   |  Total Compensation from the Fund   |
|  Name of Person, Position   | from the Fund            |  and Fund Complex Paid to Directors |
|-----------------------------|--------------------------|-------------------------------------|
|                             |                          |                                     |
|  Corine Norgaard            | $5,550                   |  $55,500                            |
|  Director                   |                          |                                     |
|-----------------------------|--------------------------|-------------------------------------|
|  Sidney Koch                | $3,850                   |  $38,500                            |
|  Director                   |                          |                                     |
|-----------------------------|--------------------------|-------------------------------------|
|  Maria T. Fighetti          | $5,550                   |  $55,500                            |
|  Director                   |                          |                                     |
|-----------------------------|--------------------------|-------------------------------------|
|  Richard G. Scheide         | $6,100                   |  $61,000                            |
|  Director, Chairperson      |                          |                                     |
|  Audit Committee            |                          |                                     |
|-----------------------------|--------------------------|-------------------------------------|
|  David L. Grove             | $5,750*                  |  $57,500*                           |
|  Director, Chairperson      |                          |                                     |
|  Contract Committee         |                          |                                     |
|-----------------------------|--------------------------|-------------------------------------|


*Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.

The Fund has obtained an order from the Securities and Exchange Commission (Commission) which allows the members of the Board of Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Series and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October 31, 1997, Aetna had a controlling interest in the following series of the Fund:

  Class I                    Aetna
  Bond Fund                 41.58%
  Aetna Government Fund     85.11%
  Index Plus Large Cap      69.41%
  Money Market              34.78%
  Small Company             61.06%
  Ascent Fund               88.88%
  Crossroads Fund           94.06%
  Legacy Fund               81.51%
  Class A
  International             72.30%

As of October 31, 1997, officers and Directors owned less than 1% of the outstanding shares of any of the Series.

                       THE INVESTMENT ADVISORY AGREEMENTS

The Fund, on behalf of each Series, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Series. These Advisory Agreements were approved by the Directors on December 10, 1997, and replace investment advisory agreements with Aetna. Each Advisory Agreement will be effective through December 31, 1998. The Advisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act (Independent Directors), at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Directors or by a majority vote of the outstanding voting securities of that Series, or by Aeltus. The Advisory Agreements terminate automatically in the event of assignment. Under the Advisory Agreements and subject to the supervision of the Directors of the Fund, Aeltus has responsibility for supervising all aspects of the operations of each Series including the selection, purchase and sale of securities on behalf of each Series. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Fund and each Series is responsible for payment of all other of its costs.

For its services Aeltus receives the following annual investment advisory fees expressed as a percentage of the average daily net assets of each Series:


            Money Market                Aetna Government Fund; Bond Fund
Fee          Assets                    Fee          Assets
0.40%        On first $500 million     0.50%        On first $250 million
0.35%        On next $500 million      0.475%       On next $250 million
0.34%        On next $1 billion        0.450%       On next $250 million
0.33%        On next $1 billion        0.425%       On next $1.25 billion
0.30%        Over $3 billion           0.40%        Over $2 billion

  High Yield                                          Balanced
Fee          Assets                    Fee          Assets
0.65%        On first $250 million     0.80%        On first $500 million
0.60%        On next $250 million      0.75%        On next $500 million
0.575%       On next $250 million      0.70%        On next $1 billion
0.55%        On next $1.25 billion     0.65%        Over $2 billion
0.50%        Over $2 billion

  Growth and Income; Growth                         Real Estate
Fee          Assets                    Fee          Assets
0.70%        On first $250 million     0.80%        On first $250 million
0.65%        On next $250 million      0.75%        On next $250 million
0.625%       On next $250 million      0.725%       On next $250 million
0.60%        On next $1.25 billion     0.70%        On next $1.25 billion
0.55%        Over $2 billion           0.65%        Over $2 billion

  Value Opportunity                                   Mid Cap
Fee          Assets                    Fee          Assets
0.70%        On first $250 million     0.75%        On first $250 million
0.65%        On next $250 million      0.70%        On next $250 million
0.625%       On next $250 million      0.675%       On next $250 million
0.60%        On next $1.25 billion     0.65%        On next $1.25 billion
0.55%        Over $2 billion           0.60%        Over $2 billion

  Small Company                                    International
Fee          Assets                    Fee          Assets
0.85%        On first $250 million     0.85%        On first $250 million
0.80%        On next $250 million      0.80%        On next $250 million
0.775%       On next $250 million      0.775%       On next $250 million
0.75%        On next $1.25 billion     0.75%        On next $1.25 billion
0.725%       Over $2 billion           0.70%        Over $2 billion

  Index Plus Large Cap                           Index Plus Mid Cap
Fee          Assets                    Fee          Assets
0.45%        On first $250 million     0.45%        On first $250 million
0.45%        On next $250 million      0.45%        On next $250 million
0.425%       On next $250 million      0.425%       On next $250 million
0.40%        On next $250 million      0.40%        On next $1.25 billion
0.40%        On next $1 billion        0.375%       Over $2 billion
0.375%       Over $2 billion

        Index Plus Small Cap                     Index Plus Bond
Fee          Assets                    Fee          Assets
0.45%        On first $250 million      0.35%       On first $250 million
0.45%        On next $250 million       0.35%       On next $250 million
0.425%       On next $250 million       0.325%      On next $250 million
0.40%        On next $1.25 billion      0.30%       On next $1.25 billion
0.375%       Over $2 billion            0.275%      Over $2 billion

Ascent Fund; Crossroads Fund; Legacy Fund
Fee          Assets
0.80%        On first $500 million
0.775%       On next $500 million
0.75%        On next $500 million
0.725%       On next $500 million
0.70%        Over $2 billion

Prior to the date of this Statement Aetna acted as investment adviser. Aetna received investment advisory fees as follows:


                                    Total Investment         Aetna           Net Investment
                                      Advisory Fees      Reimbursement     Advisory Fees Paid
For Year Ended October 31, 1995
Money Market                           $1,083,771          $1,083,771          $        0
Aetna Government Fund                     109,261             109,261                   0
Bond Fund                                 227,665             143,622              84,043
Balanced                                  706,625              26,507             680,118
Growth and Income                       2,288,249                   0           2,288,249
Growth                                    231,452              34,500             196,952
Small Company                             257,552              22,162             235,390
International                             472,412              74,627             397,785
Ascent Fund*                              157,225                   0             157,225
Crossroads Fund*                          156,356                   0             156,356
Legacy Fund*                              155,255                   0             155,255

For Year Ended October 31, 1996
Money Market                           $1,560,183          $1,560,183          $        0
Aetna Government Fund                      67,466              67,466                   0
Bond Fund                                 174,209             141,557              32,652
Balanced                                  687,346                   0             687,346
Growth and Income                       2,616,904                   0           2,616,904
Growth                                    296,559                   0             296,559
Small Company                             330,302                   0             330,302
International                             389,220                   0             389,220
Ascent Fund                               185,916                   0             185,916
Crossroads Fund                           177,185                   0             177,185
Legacy Fund                               169,807                   0             169,807

For Year Ended October 31, 1997
Money Market                           $1,782,769          $1,782,769          $        0
Aetna Government Fund                      53,048              53,048                   0
Bond Fund                                 163,110             128,800              34,310
Balanced                                  812,391                   0             812,391
Growth and Income                       3,385,694                   0           3,385,694
Growth                                    500,660                   0             500,660
Index Plus Large Cap**                     49,212              49,212                   0
Small Company                             238,340                   0             238,340
International                             639,565                   0             639,565
Ascent Fund                               202,834              21,845             180,989
Crossroads Fund                           186,369              19,968             166,401
Legacy Fund                               151,110              22,749             128,361

 *Ascent Fund, Crossroads Fund and Legacy Fund commenced operations on January
  4, 1995. Investment Advisory Fees shown are for the period from January 4, 1995 to October 31, 1995.
**Index Plus Large Cap commenced operations on December 10, 1996.

                     THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement described below, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating net asset values; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Directors.

For its services, each Series pays Aeltus a fee at an annual rate of 0.10% of its average daily net assets.

Prior to the date of this Statement Aetna acted as Administrator. Aetna received administrative service fees as follows:



                                    Total Administrative         Aetna         Net Administrative
                                        Service Fees         Reimbursement     Service Fees Paid
For Year Ended October 31, 1995
Money Market                             $  677,357             $514,954           $  162,403
Aetna Government Fund                        54,630               21,312               33,318
Bond Fund                                   113,832                    0              113,832
Balanced                                    220,820                    0              220,820
Growth and Income                           830,718                    0              830,718
Growth                                       82,661                    0               82,661
Small Company                                75,751                    0               75,751
International                               138,945                    0              138,945
Ascent Fund*                                 49,133                    0               49,133
Crossroads Fund*                             48,861                    0               48,861
Legacy Fund*                                 48,517                    0               48,517

For Year Ended October 31, 1996
Money Market                             $  961,110             $498,621           $  462,489
Aetna Government Fund                        33,733               33,733                    0
Bond Fund                                    87,105                    0               87,105
Balanced                                    214,796                    0              214,796
Growth and Income                           945,088                    0              945,088
Growth                                      105,914                    0              105,914
Small Company                                97,148                    0               97,148
International                               114,478                    0              114,478
Ascent Fund                                  58,099                    0               58,099
Crossroads Fund                              55,370                    0               55,370
Legacy Fund                                  53,065                    0               53,065

For Year Ended October 31, 1997
Money Market                             $1,094,798             $175,308           $  919,490
Aetna Government Fund                        26,524               26,524                    0
Bond Fund                                    81,555                    0               81,555
Balanced                                    253,872                    0              253,872
Growth and Income                         1,228,819                    0            1,228,819
Growth                                      178,807                    0              178,807
Index Plus Large Cap**                       27,340               27,340                    0
Small Company                                70,100                    0               70,100
International                               188,108                    0              188,108
Ascent Fund                                  63,386                    0               63,386
Crossroads Fund                              58,240                    0               58,240
Legacy Fund                                  47,222                    0               47,222

 *Ascent Fund, Crossroads Fund and Legacy Fund commenced operations on January
  4, 1995. Administrative Service Fees shown are for the period from January 4, 1995 to October 31, 1995.
**Index Plus Large Cap commenced operations on December 10, 1996.

Unless terminated earlier, the Administrative Services Agreement remains in effect from year to year if approved annually by a majority of the Directors, including a majority of the Independent Directors. The Agreements may be terminated by either party upon sixty (60) days' written notice.

                             THE LICENSE AGREEMENT

The Fund uses the service mark of the Fund and each Series, and the name "Aetna" with the permission of Aetna Services, Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event Aeltus or another subsidiary or affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the Series.

                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of all Series except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Series or in deciding which securities are purchased or sold by a Series. A Series may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Regarding portfolio securities which are purchased and held outside the United States, Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian agreements (which are designed to comply with Rule 17f-5 under the 1940 Act) with several foreign banks or clearing agencies.

                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with the Commission filings.

                             PRINCIPAL UNDERWRITER

Shares of each Series are offered on a continuous basis. Effective August 1, 1997, the Fund's Board of Directors approved a change in the Fund's principal underwriter from Aetna to Aetna Investment Services, Inc. (AISI). AISI is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc. AISI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Series pursuant to an Underwriting Agreement between it and the Fund. AISI is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. (NASD). The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Series' shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of Aeltus, and who are not interested persons of the Fund (Independent Directors), appearing in person at a meeting called for the purpose of approving such agreement. The Underwriting Agreement terminates automatically upon assignment, and may be terminated at any time upon sixty (60) days' written notice by the Directors or AISI or by a vote of the holders of a majority of a Series' shares without the payment of any penalty.

                           DISTRIBUTION ARRANGEMENTS

Fund shares are distributed on a best efforts basis by AISI as Underwriter which contracts with various broker-dealers, including one or more affiliates. To compensate AISI for the services it provides, AISI is paid an annual distribution fee with respect to Class A shares of the Series (other than Money Market) at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act to cover expenses primarily intended to result in the sale of Class A shares. It may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Prior to the date of this Statement, AISI received a Rule 12b-1 fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% of the value of average daily net assets. For the years ended October 31, 1995, 1996 and 1997, Shareholder Services and Distribution fees were paid to Aetna (principal underwriter of the Fund prior to August 1, 1997) and AISI (for the period August 1, 1997 through October 31, 1997) as follows:



                                   1995                    1996              1997
Aetna Government Fund            $  2,110                $  4,074          $  3,948
Bond Fund                         118,895                  15,911             5,949
Balanced                           57,241                  19,775            37,922
Growth and Income                  19,108                  32,657            82,810
Growth                              7,194                  23,653            49,657
Index Plus Large Cap*                 N/A                     N/A             4,683
Small Company                       5,012                  20,104            37,758
International                     202,548                 167,007           166,514
Ascent Fund**                         N/A                     N/A             1,691
Crossroads Fund**                     N/A                     N/A               764
Legacy Fund**                         N/A                     N/A               823

 *Index Plus Large Cap commenced operations December 10, 1996.
**Ascent Fund, Crossroads Fund and Legacy Fund Class A shares commenced operations on January 20, 1997.

Fees in the amount of $64,022, $101,840 and $141,236, for the years ended December 31, 1995, 1996, and 1997, respectively, were waived for Money Market.

The Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Directors, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by AISI without shareholder approval. All amendments to the Distribution Plan must be approved by the Directors in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than 30 days' written notice to any other party to the Distribution Plan. Pursuant to the Distribution Plan, AISI will provide the Directors periodic reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made. For the fiscal year ended October 31, 1997, approximately $74,668, $258,714, and $13,061 of total distribution expenses were expended in connection with printing and mailing of prospectuses, total commissions paid to sales personnel and advertising, respectively.

Other Payments to Securities Dealers

Securities Dealers who initiate and are responsible for purchases of Class A shares of $1 million or more or are responsible for purchases of Class A shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the prospectus will be entitled to receive the following commissions:

       1.00% on sales of $1 million to $3 million;
       0.50% on sales over $3 million to $20 million;
       0.25% on sales over $20 million.

AISI may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between AISI, or one of its affiliates, and the Securities Dealer. Securities Dealers may at times receive the entire sales charge.

These breakpoints are reset every 12 months for purposes of additional purchases.

AISI and/or its affiliates provide financial support to various Securities Dealers that sell shares of Aeltus advised Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in Aeltus advised Funds; a Securities Dealer's support of, and participation in, marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to Aeltus advised Funds. Financial support to Securities Dealers may be made by payments from AISI's resources, from AISI's retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to AISI under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Series and other investment companies, services related to the execution of trades in a Series' securities and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Series' personnel with respect to computerized systems and data furnished to the Series as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Series' securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with Federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Series.

The Series have not effected and have no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Fund. If Aeltus effects brokerage transactions through any affiliated person of the Fund or with any affiliated person of such person in the future, all such transactions will comply with Rule 17e-1 under the 1940 Act.

Aeltus acts as investment subadviser to other investment companies registered under the 1940 Act. The Directors and Aeltus have adopted policies designed to prevent disadvantaging the Series in placing orders for the purchase and sale of securities.

A Series and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Series and the other portfolios, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                            For Year Ended      For Year Ended     For Year Ended
                            Oct. 31, 1995       Oct. 31, 1996      Oct. 31, 1997
Bond Fund                     $    2,400          $        0         $        0
Balanced                         321,699             207,536            131,989
Growth and Income              1,765,123           1,120,636          1,908,594
Growth                           142,354             135,750            170,182
Index Plus Large Cap*                N/A                 N/A             15,942
Small Company                    172,008             223,630            167,794
International                    117,138             479,630            907,087
Ascent Fund**                    289,353              81,898            113,789
Crossroads Fund**                225,220              61,817             79,184
Legacy Fund**                    156,342              38,705             47,247

 *Index Plus Large Cap commenced operations on December 10, 1996.
**Ascent Fund, Crossroads Fund and Legacy Fund commenced operations on January
  4, 1995.

The increase in commissions paid by International from 1995 to 1996 and from 1996 to 1997 is a result of the merger of the Asian Growth Fund into International which began in September 1996. The increases in commissions paid by Growth and

Income and by International from 1996 to 1997 are primarily the result of increased portfolio turnover rates of 157.9% and 194.4%, respectively and, in the case of Growth and Income increased asset flows.

For the fiscal year ended October 31, 1997, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

                           Commissions Paid on
       Fund Name           Total Transactions
Balanced                        $ 38,855
Growth & Income                  345,458
Growth Fund                       38,646
Index Plus Large Cap*              5,244
Small Company                      8,790
Ascent Fund                       12,850
Crossroads Fund                    6,534
Legacy Fund                        3,479

*Index Plus Large Cap commenced operations December 10, 1996.

No portfolio transactions placed on behalf of Bond Fund, Aetna Government Fund and International were directed to brokers in exchange for research services.

The Directors have adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Series may buy a security from or sell a security to another registered investment company or series thereof advised by Aeltus.

The Directors have also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Series. The Code of Ethics allows trades to be made in securities that may be held by a Series. However, it prohibits a person from taking advantage of Series trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Directors review annually.

                               LETTER OF INTENT

You may qualify for a reduced sales charge when you buy Class A shares, as described in the prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions based on purchases in more than one Fund will be effective only after notification to AISI that the investment qualifies for a discount. Your holdings in the Fund acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter of Intent before a change in the sales charge structure of the Fund, you may complete the Letter of Intent at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter of Intent was filed.

As mentioned in the prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class A shares of the Fund registered in your name until you fulfill the Letter of Intent. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter of Intent, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter of Intent and are in an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by AISI and the Securities Dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference will be applied to the purchase of additional shares in an amount equivalent to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter of Intent is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Fund under the Letter of Intent. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.

                         FRONT-END SALES LOAD WAIVERS

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Aeltus advised funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Fund shares, as well as those of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Fund to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Fund when making direct cash investments.

                              THE RULE 12b-1 PLAN

The Directors and the Class A shareholders have adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to each Series (except Money Market). In implementing the Rule 12b-1 Plan, the Board has determined that the annual fees payable under the Rule 12b-1 Plan, will be equal to 0.25% of the average daily net assets represented by Class A shares of such Series (0% for Money Market), payable monthly, for expenses incurred in the promotion and distribution of Class A shares.

The payments made to AISI will be used by AISI to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising. These fees may be paid to the current Securities Dealer of record on the account.

The fee is a Class A expense. This means that all Class A shareholders (except those allocating assets to the Money Market Series), regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The approval of the Board would be required to change the calculation of the payments to be made under the Rule 12b-1 Plan.

The Rule 12b-1 Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

In addition to the payments that are available under the Rule 12b-1 Plan, the Rule 12b-1 Plan also provides that to the extent the Fund, Aeltus or AISI or other parties on behalf of the Fund, Aeltus or AISI make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares Class A within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1.

The Rule 12b-1 Plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The Rule 12b-1 Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Aeltus or by vote of a majority of the outstanding shares of the class. AISI or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Rule 12b-1 Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of Class A, and all material amendments to the Rule 12b-1 Plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

AISI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

                             DESCRIPTION OF SHARES

The Fund's Articles of Incorporation as amended (Articles) permit the Directors to direct the issuance of full and fractional shares of one or more Series, each of which represents a proportionate interest in that Series equal to each other share in that Series. The Directors have the power to divide or combine the shares of a particular Series into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Series. The Directors also have the power to subdivide each Series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the Series equal to each other share in that Series. The Fund is currently authorized to issue shares in nineteen Series with each Series issuing common stock classified into two classes, Class A and Class I. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Each share of a Series has the same rights to share in dividends declared by a Series.

The Fund has obtained a ruling from the Internal Revenue Service (IRS) with respect to the Series of the Fund (not including High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond) to the effect that differing distributions among the classes of its shares will not result in dividends or other distributions being regarded as "preferential dividends" under the Internal Revenue Code of 1986, as amended (Code). Generally, a preferential dividend is a dividend which a Series cannot treat as having been distributed for purposes of determining
(i) whether the Series qualifies as a regulated investment company for federal income tax purposes and (ii) the Series' tax calculations. In order to qualify as a regulated investment company, each Series must satisfy certain requirements, including an income distribution requirement. If a Series so qualifies, it generally will not be subject to federal tax on income timely distributed to shareholders. High Yield, Real Estate, Value Opportunity, Mid Cap, Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond will rely on a recent revenue ruling issued by the IRS to the same effect.

Upon liquidation of any Series, shareholders of shares representing an interest in that Series are entitled to share pro rata in the net assets of the Series available for distribution to shareholders. Series shares are fully paid and nonassessable when issued.

Nothing in the Articles protects a Director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Shares have no preemptive or conversion rights and are nonassessable.

Voting Rights
Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Series or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders, if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Code, as amended, but the Directors shall not be liable for failing to do so.

                                NET ASSET VALUE

Securities of the Series are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days and long-term debt securities (other than high-yield bonds) are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. Short-term debt securities maturing in sixty days or less at the date of purchase, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. High-yield bonds are valued at the last bid price of such securities obtained from a broker.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                       PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Fund are purchased and redeemed at the net asset value of each Series next determined after a purchase or redemption order is received in acceptable form by Firstar Trust Company, the transfer agent for the Fund, as described in the prospectus. Occasionally orders may be submitted through a broker. It is the broker's responsibility to promptly remit orders to the transfer agent and shares will be purchased as described in the prospectus. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. See the prospectus for a discussion on restrictions the Fund may impose on redemption requests. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange as described in the prospectus. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns.

There is a $1,000 minimum initial investment for each Series with a minimum of $500 for Individual Retirement Accounts (including Roth IRAs). All minimum dollar amount requirements may be waived for employees and retirees of, and persons associated with, Aetna Inc. or persons electing the Systematic Investment feature.

Checks sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested and credited to the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested and credited to the shareholder's account.

                                  TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Series and its shareholders which are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Series or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Series has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement). For purposes of these calculations, gross income includes tax-exempt income.

In general, gain or loss recognized by a Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Series held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless elected otherwise), will generally be treated as ordinary income or loss.

For individuals, the Taxpayer Relief Act of 1997 (the "Relief Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the Relief Act has not expressly addressed this issue, it is expected that regulations issued pursuant thereto will provide that regulated investment companies such as the Fund must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains. For individuals, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than 18 months, will be subject to a maximum federal income tax rate of 20%, while ordinary income will be subject to a maximum rate of 39.6%. Mid-term capital gains, which are realized on the sale or exchange of capital assets held more than one year but not more than 18 months, will be subject to a maximum federal income tax rate of 28%.

A shareholder will recognize a capital gain or loss upon the sale of exchange of shares in a Series if, as is normally the case, the shares are capital assets in the shareholder's hands. For corporate shareholders, the capital gain or loss will be long-term if the shares have been held for more than one year. For shareholders that are individuals, the gain or loss will be long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

In general, for purposes of determining whether capital gain or loss recognized by a Series on the disposition of an asset is long-term, medium-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Series grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Series grants an in-the-money qualified covered call option with respect thereto. In addition, a Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Series on the lapse of, or any gain or loss recognized by a Series from a closing transaction with respect to, an option written by the Series will be treated as a short-term capital gain or loss.

Transactions that may be engaged in by a Series (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments that are not Section 1256 contracts.

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Series will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Series as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their United States income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Series may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by the International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Series.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Series' taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Series has not invested more than 5% of the value of the Series' total assets in securities of such issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Series controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, certain obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Depending on a Series' investments, distributions may be treated as a net capital gain dividend, an ordinary income dividend, a U.S. Government interest dividend, a qualifying dividend, or an exempt interest dividend. Dividends paid on Class A and Class I shares are calculated at the same time and in the same manner. In general, dividends on Class A shares are expected to be lower than those on Class I shares due to the higher distribution expenses borne by the Class A shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Each Series may either retain or distribute to shareholders its net capital gain for each taxable year. Each Series currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Series prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Series' disposition of domestic "small business" stock will be subject to tax.

Conversely, if a Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Series elects to retain its net capital gain, it is expected that the Series also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Series on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by a Series with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Series from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. Generally, substantially all of the dividends paid by Growth and Income, and to a lesser degree, by Balanced, Real Estate, Value Opportunity, Growth, Mid Cap, and Small Company, will qualify for the dividends-received deduction. A dividend received by a Series will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Series has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Series has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of substantially identical stock or securities, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy substantially identical stock or securities, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Series is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A; or (4) if it was received from a foreign corporation. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Series or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction.

The alternative minimum tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (AMTI) over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI for these purposes. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Series into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Series from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Series to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known. International anticipates investing substantially in foreign securities. If more than 50% of the value of a Series' total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Series may elect to "pass through" to Series shareholders the amount of foreign taxes paid by the Series. If the Series so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Series, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Series (or of another Series). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Series into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Series) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

Money Market seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that Money Market will do this. A shareholder will recognize gain or loss on the sale or redemption of shares of a Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (even if the gain is attributable to a dividend that would otherwise be received tax-free by the shareholder). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder), depends on whether the income from a Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Series' election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Series, capital gain dividends and exempt-interest dividends and amounts retained by the Series that are designated as undistributed capital gains.

If the income from a Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Series will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Series with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting their investment.

                            PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield of Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond and the total return of all Series, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Fund Yields

Current yield for Money Market will be computed by determining the net change, exclusive of capital changes and income other than investment income, at the beginning of a seven-day period in the value of a hypothetical investment of one share, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                        (365/7)
             Effective Yield = [(Base Period Return + 1)       ] - 1

The yield and effective yield for Money Market for the seven days ended October
                       31, 1997 were 5.32% and 5.47%, respectively.


30-Day Yield for Non-Money Market Funds
Quotations of yield for Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                                          a-b     (6)
                             YIELD = 2 [ (--- + 1)    - 1 ]
                                          cd

Where:

     a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

The yield for Bond Fund for the 30-day period ended October 31, 1997 was 5.36% for Class A, and 6.13% for Class I. The yield for Aetna Government Fund for the 30-day period ended October 31, 1997 was 4.96% for Class A, and 5.71% for Class
I. High Yield and Index Plus Bond commenced operations on February 2, 1998.

Average Annual Total Return

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Series over a period of one, five and ten years (or, if less, up to the life of the Series), calculated pursuant to the formula:

                                        (n)
                                P(1 + T)    = ERV

Where:

     P = a hypothetical initial payment of $1,000
     T = an average annual total return
     n = the number of years
   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)

The Fund may also from time to time include in such advertising a total return figure for Class A that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A (formerly Adviser Class) that does not take into account payment of the applicable front-end sales load.

All the following figures are based on actual investment performance. Performance figures for Class A shares are presented both with and without the deduction of the front-end sales load assuming shares were redeemed at the end of the period.

The offering of the Adviser Class (now redesignated as Class A) shares for all Series listed below, except Index Plus Large Cap, commenced on April 15, 1994. The offering of the Adviser Class (now redesignated as Class A) shares for Index Plus Large Cap commenced on February 3, 1997. For periods prior to the Adviser Class inception dates, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting from such performance the front-end sales load associated with Class A, and the internal fees and expenses of the Adviser Class.

Total Return Quotations as of October 31, 1997:


Class I
                         1 Year              5 Year      Since Inception     Inception Date
Money Market               5.49%               4.83%         4.73%                1/3/92
Aetna Government Fund      8.39%               N/A           6.13%                1/4/94
Bond Fund                  7.72%               6.76%         6.90%                1/3/92
Balanced                  19.57%              13.74%        12.23%                1/3/92
Growth and Income         37.44%              19.04%        16.77%                1/3/92
Growth                    28.95%               N/A          22.06%                1/4/94
Index Plus Large Cap       N/A                 N/A          24.49%               12/10/96
Small Company             37.80%               N/A          23.42%                1/4/94
International             26.02%              14.45%        10.14%                1/3/92
Ascent Fund               26.59%               N/A          22.81%                1/4/95
Crossroads Fund           21.65%               N/A          19.41%                1/4/95
Legacy Fund               15.94%               N/A          15.69%                1/4/95

Class A (assuming payment of the front-end sales load)
                          1 Year              5 Year        Since Inception     Inception Date*
Aetna Government Fund      2.56%               N/A           4.01%                1/4/94
Bond Fund                  1.81%               4.94%         5.22%                1/3/92
Balanced                  11.82%              11.53%        10.23%                1/3/92
Growth and Income         28.64%              16.83%        14.78%                1/3/92
Growth                    20.69%               N/A          19.33%                1/4/94
Index Plus Large Cap       N/A                 N/A          19.93%              12/10/96
Small Company             28.87%               N/A          20.64%                1/4/94
International             17.88%              12.23%         8.19%                1/3/92
Ascent Fund               18.62%               N/A          19.44%                1/4/95
Crossroads Fund           13.86%               N/A          16.08%                1/4/95
Legacy Fund                8.55%               N/A          12.48%                1/4/95

Class A (without payment of the front-end sales load)
                          1 Year              5 Year        Since Inception     Inception Date*
Money Market               5.49%               4.83%         4.73%                1/3/92
Aetna Government Fund      7.67%               N/A           5.34%                1/4/94
Bond Fund                  6.89%               5.96%         6.10%                1/3/92
Balanced                  18.64%              12.86%        11.36%                1/3/92
Growth and Income         36.49%              18.22%        15.96%                1/3/92
Growth                    28.05%               N/A          21.20%                1/4/94
Index Plus Large Cap       N/A                 N/A          23.64%              12/10/96
Small Company             36.73%               N/A          22.52%                1/4/94
International             25.07%              13.57%         9.29%                1/3/92
Ascent Fund               25.86%               N/A          21.97%                1/4/95
Crossroads Fund           20.81%               N/A          18.54%                1/4/95
Legacy Fund               15.17%               N/A          14.86%                1/4/95

* The inception dates above represent inception dates for purposes of performance calculations only. The actual inception dates for the offering of Adviser Class/Class A shares are disclosed above.

Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index (S&P
500), Shearson Lehman Aggregate Bond Index, Dow Jones Industrial Average
(DJIA), or other indices that
measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of investment companies tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance of other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Series; (iv) the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index and (v) the Morgan Stanley Capital International Far East Free (FEF ex. Japan) Index.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Series. In addition, the value of a college education may be expressed in sales and advertising materials as a comparison of salaries between college graduates and non-college graduates.

                             FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Fund's Annual Reports for the fiscal year ended October 31, 1997 are incorporated by reference in this Statement of Additional Information. The Annual Reports are available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc. at 151 Farmington Avenue, Hartford, CT 06156.

                            Aetna Series Fund, Inc.
                      Statement of Additional Information












ASF(S)- Aetna Series Fund, Inc.                          Statement of
                                                         Additional Information

SAI.SERIES-98